UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Marcia Y. Lucas, Esq.

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (877) 435-8105

Date of fiscal year end:  10/31

Date of reporting period:  04/30/2019

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

April 30, 2019

Semi-Annual Commentary

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 435-8105 or by sending an email request to hardingloevnerfunds@ntrs.com. If your account is held through a financial intermediary, you can contact your financial intermediary to make your election. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The Prospectus, SAI, and the Fund's annual and semi-annual reports are also available free of charge on Harding Loevner's website at hardingloevnerfunds.com.

Reports and other information about the Fund are also available on the EDGAR database on the Commission's Internet site at SEC.gov or by electronic request at the following e-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

⬛	HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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Letter to Our Shareholders

Global Equity Portfolio International Equity Portfolio International Small Companies Portfolio Emerging Markets portfolios Frontier Emerging Markets Portfolio

Global Equity Research Portfolio International Equity Research Portfolio Emerging Markets Research Portfolio

Contact

Harding, Loevner Funds, Inc.
c/o Northern Trust
Attn: Funds Center C5S
801 South Canal Street
Chicago, IL 60607

Phone: (877) 435-8105
Fax: (312) 267-3657	Must be preceded or accompanied by a current Prospectus.
www.hardingloevnerfunds.com	Quasar Distributors, LLC, Distributor

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DAVID LOEVNER, CFA, CIC CHAIRMAN OF THE FUNDS AND CEO OF THE ADVISER SIMON HALLETT, CFA CO-CIO OF THE ADVISER FERRILL ROLL, CFA CO-CIO OF THE ADVISER

PETER BAUGHAN, CFA PORTFOLIO MANAGER

The management of “risk” is central to the practice of portfolio management. Success requires understanding its sources (what you don’t know can hurt you), embracing it (investors are ultimately “paid” for taking risk), and controlling it to remain within desired boundaries.

As we face today varied and unpredictable sources of instability (political and otherwise), we are thinking not just about how to measure and manage risk but also how better to understand its essential nature. In this letter, we offer musings on this topic from Peter Baughan, co-lead portfolio manager of our Global Equity Portfolio. His commentary—originally penned as a letter to one of our institutional clients—draws upon literary metaphor as a complement to a quantitative model to illustrate his framework for thinking about risk and how to manage it.

We are grateful to you for taking the time to read this report and, more importantly, for trusting us to invest on your behalf.

Sincerely,

David R. Loevner, CFA, CIC

Simon Hallett, CFA

Ferrill D. Roll, CFA

I’d like to outline some thoughts about investment risk: how to measure it, how to manage it, and how much of it there may be in our portfolios today. “Riskiness” can be defined in many ways, but here I am using the term to refer to volatility—how frequently and by how much a value, such as a stock’s market price, varies over time.

As growth investors, we at Harding Loevner are particularly interested in how stocks of companies in faster-growing industries (which we tend to favor) behave compared with those in slower-growing industries (which we tend to avoid). One of the tools we use to monitor the investment environment is a multifactor model that generates forecasts of how risky equity investments will be based on their past behavior. For most of the past fifteen years (that is, since the dot-com bust), stocks in the ten fastest-growing industries have not been much riskier (i.e., volatile) than those in the ten slowest-growing industries. Yet starting in late 2017 this has changed. Stocks in the ten fastest-growing industries have become increasingly volatile, and bigger contributors to market volatility than stocks of the slowest-growing industries.

These growth stocks are increasingly exposed to, and at the mercy of, the behavior of the investment crowd that is becoming a very significant—and hard to diversify—risk factor. Active investors, large and small, have been attracted to growth stocks because that’s where the returns are, or at least where the returns have been. Passive investors, naturally, have followed them. We think that, as a result, investing in quality-growth companies now requires a higher tolerance for volatility than in the past. Our risk models are suggesting that our portfolios have a potential to outperform in rising markets—and underperform in a correction—which is contrary to their historical pattern.

As a portfolio manager, this suggestion leaves me looking for more insight into the fundamental sources of systematic risk. Forecast volatility is clearly an output—the simulated result of some input, a “disturbance” of some sort, introduced into the risk-analysis system. Stepping back to survey the state of the world, I submit that the frequency and potential severity of disturbances are rising. We have now experienced ten years of highly stimulative monetary policies and sharply rising passive fund flows into stocks. We see a host of fundamental changes unfolding globally: demographic, political, social, cultural, economic, geopolitical, technological, you name it. How should we approach the uncertainty of this environment?

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Obviously we cannot look to a quantitative risk model for the answers to such a question. I find myself thinking about Moby-Dick, Herman Melville’s epic novel about Captain Ahab’s maniacal and, ultimately, fatal pursuit of a great white whale. The story ends with Moby Dick sinking the good ship Pequod to the doom of its crew with the sole exception of the tale’s narrator, Ishmael.

Melville’s depiction of Starbuck, the Pequod’s chief mate, is an unrivaled portrayal of a risk manager par excellence.

Melville’s depiction of Starbuck, the Pequod’s chief mate, is an unrivaled portrayal of a risk manager par excellence. Melville describes a whaler who has seen it all and been through it all, a man “embalmed with inner health and strength … prepared to endure for ages to come. … Polar snow or torrid sun … a thousand-fold perils he had calmly confronted through life.” Critically, Starbuck could “restrain the gush of dare-devil daring, so often evinced by others in the more perilous vicissitudes of the fishery.” Starbuck’s primary dictum was: “I will have no man in my boat who is not afraid of a whale.” To him, the only acceptable whaler possessed “reliable and useful courage” that arises from “the fair estimation of the encountered peril.” For Starbuck, an utterly fearless man was a far more dangerous comrade than a coward. Starbuck, I imagine, generated strong risk-adjusted returns for the owners of the Pequod.

Consider the following exchange at a tense moment, when Ahab is pressing his fanatical pursuit of the white whale and Starbuck has sharply rising misgivings over the risks involved. Starbuck goes below deck to confront Ahab in his cabin. Ahab reacts furiously, grabbing a loaded musket and pointing it at Starbuck. Starbuck replies:

Thou hast outraged, not insulted me, sir; but for that I ask thee not to beware of Starbuck; thou wouldst but laugh; but let Ahab beware of Ahab; beware of thyself, old man.

Melville gave Starbuck these words in approximately 1851—an early example of “know thyself” risk management behavioral advice.

I think Starbuck had one great advantage in evaluating and managing risk compared with today’s risk-asset managers such as myself: he knew what he was looking for, and what he was looking at. Starbuck intimately knew whales—the risk asset. This included their behaviors when harpooned. He could tell when ripples in the water from a submerged harpooned whale were routine and when they portended imminent danger to the boat. In such cases, the harpoon line had to be cut quickly to release the boat from unacceptably risen uncertainty in the behavior of the whale. Further, he knew that Moby Dick was a uniquely dangerous whale, easily identified by color, and a colossus of unprecedented strength and unmanageable malevolence when encountered. Finally, he knew that the Pequod had to go looking for Moby Dick—Moby Dick would not go looking for the Pequod.

As a global portfolio manager, I don’t have the same clarity around the nature of a “fundamental disturbance” or the likely behavior of the risky asset in its wake as Starbuck had. Nor do I have only a single whale to worry about. To illustrate the particular multi-dimensional risk-management challenge facing portfolio managers, it’s helpful to look at another boat and another captain. In the early morning of June 17, 2017, the USS Fitzgerald, a US$1.8 billion destroyer, collided with a 30,000-ton cargo ship, the ACX Crystal, 12 miles off the coast of Japan, leading to hundreds of millions of dollars in damage to the Fitzgerald and the drowning of seven sailors in their bunk rooms. How did a US naval destroyer manage to collide with a well-lit cargo ship nearly four times its size on a calm and clear, moonlit night?

To make a long and sadly fascinating story short, the Fitzgerald would not have collided with the Crystal if Starbuck had been at the helm. Quite unbelievably, but believably, the 26-year-old back-up captain in charge of the Fitzgerald that early morning did not take her eyes off the navigation computer screens, which erroneously showed no dangerously converging ship traffic until it was too late. Tragically, when she finally grasped the severity of the imminent danger faced by the ship, in panic she chose the wrong evasive maneuver and swung the ship into the path of the Crystal (though, reportedly, if the Fitzgerald had missed the Crystal, it may well have collided with an even larger ship coming close behind the Crystal.)

The captain did not have the awareness that comes from real-world experience to realize that it was simply not plausible for the Fitzgerald to be facing the wide-open, smooth-sailing scenario projected by the ship’s navigation system while sailing through the narrow shipping channel that leads into and out of Tokyo, one of the world’s busiest ports. The captain did not think to double check what the ship’s navigation systems indicated by confirming it with physical observation that was readily available to her by leaving the bridge, walking out onto the deck, and looking around her. Incredibly, due to staff shortage, a physical lookout was only posted on the port side of the vessel; nobody was posted on the starboard side where the Crystal was a brightly lit skyscraper bearing down on the Fitzgerald.

So what can we learn from comparing risk management on the Pequod and the Fitzgerald?

First, in risk management, as in all endeavors, pride goeth before destruction. Starbuck’s exemplary risk awareness and action were overwhelmed by what Melville describes as “the fatal pride’’ of Captain Ahab. Starbuck, too, perishes in the end.

Second, lack of transparency and failures of coordination in capturing and analyzing, and in delivering information to and from key decision-makers, is dangerous. Communication was fragmented on the Fitzgerald, where the organization of work was characterized by many silos of specialist activity. This fragmentation enabled the collision.

Third, to the extent that risk is equated with volatility, it can be very hard to identify its underlying sources. All volatility is not

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created equal: some reflects ripples from “disturbances” that are ultimately benign; at other times volatility emanates from malign sources portending imminent danger of serious damage. Starbuck could tell the difference between the two, but unlike Starbuck we operate in a multi-dimensional environment where telling the difference is far more challenging.

Fourth, portfolio managers need the equivalent of both high-tech radar systems and human eyes on deck scanning the horizon in all directions. The Fitzgerald’s captain could only tell what the navigation screen showed her. I would like to think I have the real-world awareness to “look around” to confirm what our system—in this case our multi-factor risk model—is telling us.

Fifth, crowding clouds the picture for the risk manager and raises the peril. Starbuck did not have to worry that the whale he harpooned would turn unmanageable due to the activity of competing whaling ships. By contrast, the Fitzgerald very much had to worry about the activity of other ships.

How does one make a “fair estimation of the ‘encountered peril’” if the behavior of the risk assets has become increasingly unpredictable and dangerous?

In this vein, while sailing through the last three months of 2018, when the MSCI All Country World Index fell 12%, I felt as though I were the captain of the Fitzgerald, as the behavior of many risk assets in my portfolio diverged sharply from my expectations in response to the unforeseen activities of countless other return-seeking, risk-avoiding market participants crowded into a narrow passage of growth stocks. That we subsequently experienced a sharp reversal in collective action and snap-back in the valuation of global equities gave me little comfort. In fact, the episode serves to highlight what I think is increasing unpredictability of growth stocks. Starbuck would think twice before lowering his whale boats in such waters. How does one make a “fair estimation of the ‘encountered peril’” if the behavior of the risk assets has become increasingly unpredictable and dangerous—with sharply rising potential for severity of consequence?

If, as Solomon wrote in the Book of Proverbs, the fear of God is the beginning of wisdom, perhaps fear of risk is the beginning of good (long-term) investment returns. Following our philosophy, we will retain exposure to many of the strongest-growth sectors despite the increased volatility. But we are also developing more fear (or at least appreciation) of risk as we look around us at disturbing dynamics in the real world and the seemingly oft-disconnected behavior of the markets. We want to emulate Starbuck by having “reliable and useful courage” that recognizes the importance of guarding against whatever the unpredictable “encountered perils” will be in the future.

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA

CO-LEAD PORTFOLIO MANAGER

FERRILL ROLL, CFA

CO-LEAD PORTFOLIO MANAGER

SCOTT CRAWSHAW

PORTFOLIO MANAGER

JINGYI LI

PORTFOLIO MANAGER

CHRISTOPHER MACK, CFA

PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA

PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

For the Global Equity Portfolio, the Institutional Class rose 9.90%, the Institutional Class Z rose 9.90%, and the Advisor Class rose 9.77% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolio’s benchmark, the MSCI All Country World Index (ACWI), rose 9.37% (net of source taxes).

⬛	MARKET REVIEW

Global stock markets sold-off in November and December and then rebounded sharply, ending the first half of the fiscal year with a solid net gain. The sell-off in late 2018 was led by double-digit declines in developed market equities amid worries that a global recession looms, and that the US-China tariff dispute could escalate. Emerging markets (EMs), weak all year, fell less in the decline than developed markets, aided in part by rebounds in the weakest countries and currencies.

At the turn of the year, investor sentiment was buoyed by progress in US-China trade negotiations and signals that the US Federal Reserve will pause hiking interest rates. All sectors and regions ended the first half of the fiscal year in positive territory.

Signs of a global economic slowdown appeared throughout the period. In the US, GDP growth forecasts were revised downward. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. In Europe, European Union (EU) officials predicted GDP growth would slow this year to 1.3%, from 1.9% in 2018. Germany’s manufacturing sector abruptly contracted, and the country’s export sales and orders declined at the fastest rate since the financial crisis in 2008. In Italy, weak business and consumer confidence, precipitated by its populist government’s budget standoff with the EU, sent the country into recession. European economists were increasingly

FUND FACTS at April 30, 2019

TOTAL NET ASSETS			$965.5M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			69

TURNOVER (5 YR. AVG.)			35%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS	INST CLASS Z	ADVISOR CLASS

TICKER	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

INCEPTION DATE	11/3/2009	8/1/2017	12/1/1996

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	0.94%	0.89%[2]	1.14%

GROSS EXPENSE RATIO	0.94%	0.91%	1.14%

1Lower minimums available through certain brokerage firms; 2The net expense ratio is as of April 30, 2019 as the Portfolio is operating below the contractual agreement, which is in effect until February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

concerned about the bloc slipping, Japan-style, into a liquidity trap, where monetary policy loses its ability to stimulate economic growth because would-be lenders fear ultralow rates are unsustainable.

Central banks reacted to the downbeat economic data. After downgrading its GDP forecast for 2019, the Fed signaled that December’s rate hike would be its last for a while, and Chairman Jerome Powell announced a halt to the planned reduction of the Fed’s US$4 trillion balance sheet, supporting market liquidity. Bond yields in both developed and emerging markets fell markedly in response. The European Central Bank followed suit, extending its time horizon for keeping interest rates low and offering additional cheap funding for banks. China, too, announced measures to lower borrowing costs and encourage loan growth.

The US-instigated trade war, which left stock markets battered and bruised in 2018, appeared to take a favorable turn. For much of last year, companies fearful of escalation that would disrupt their global supply chains were discouraged from making fixed-capital investments. In a reversal over the past few months, hopes for trade peace have risen, as both the US and China signaled an eagerness to reach an accord and reported progress in their negotiations.

By sector, Information Technology (IT) and Real Estate performed best. Communication Services also did well, especially Asian internet and media stocks, which returned to the winners’ circle after falling steadily for most of last year, helped in part by China’s decision to end its moratorium on new video game approvals. The Energy sector lagged along with oil prices; although the stocks rebounded with the price of oil from December lows.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019							for periods ended April 30, 2019

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
					Nov-09	Aug-17	Dec-96					Nov-09	Aug-17	Dec-96

GLOBAL EQUITY PORTFOLIO – INST CLASS	-0.09	12.71	8.90	–	9.81			3.73	13.34	9.56	–	10.08

GLOBAL EQUITY PORTFOLIO – INST CLASS Z	-0.07	–	–	–		6.05		3.78	–	–	–		7.68

GLOBAL EQUITY PORTFOLIO - ADVISOR CLASS	-0.36	12.43	8.63	12.78			7.10	3.49	13.07	9.29	11.99			7.23

MSCI ALL COUNTRY WORLD INDEX	2.60	10.67	6.45	11.98	8.71	5.57	–	5.06	11.36	6.96	11.11	9.01	7.33	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

In terms of geography, the strong rebounds in Hong Kong and in China boosted returns in Pacific ex-Japan and EM. Japan was the weakest region.

⬛	PERFORMANCE ATTRIBUTION

Viewed by sector, our Financials stocks contributed the most to our relative performance, especially Hong Kong-based insurer AIA Group, Indonesia’s Bank Central Asia and UK’s Standard Chartered. Stocks in Health Care also contributed, led by Chinese biotech drug manufacturer Wuxi Biologics, hearing aid manufacturer Sonova Holdings, and US lab-instrument maker Waters. However, our overweight to the lagging Health Care sector detracted.

Weak results in Consumer Discretionary hurt our relative performance. Shares of EssilorLuxottica fell as boardroom tensions became public at the recently merged eyewear company. Shares of Booking Holdings, an online travel services company (formerly Priceline.com), and ZOZO, a Japanese online retailer, also detracted. In Energy, oilfield services provider Schlumberger dragged on returns.

By geography, our stock selection in the US was helpful, especially PayPal, Roper, and Mastercard. In EMs strong stocks in South Africa, Indonesia, and Russia, offset declines in our holdings in China and Mexico. Our stocks in the eurozone detracted, especially EssilorLuxottica and Spain’s Grifols.

⬛	PERSPECTIVE AND OUTLOOK

We often review in these letters one or two of the tenets of our investment philosophy or aspects of our process, illustrating our points with examples from our recent purchases or current Portfolio holdings. A shortcoming of this didactic approach is that, of course, our process rejects far more companies than it ultimately embraces. So, in this letter, we focus on a pair of companies that you will not find among our holdings: One that has been publicly traded for almost a century while the other made its public debut just in the last few weeks. Illustrating a few things we try to avoid, food giant Kraft Heinz and ride-sharing service Lyft serve as useful case studies of companies that our investment process has deterred us from owning.

In mid-February, Kraft Heinz announced a US$15 billion write down of the value of its iconic Kraft and Oscar Mayer brands, telling investors that it needed to spend much more heavily on innovation and marketing of those brands to revive their sales and their power to achieve premium prices. As investors took stock of the implications of much lower profit margins and a slashed dividend, the share price of this ostensibly “defensive” company tumbled more than 25% in one day. The shares now trade at just half the price they did 15 months ago.

Harding Loevner, in the person of our food-and-beverage analyst Rick Schmidt, deemed Kraft Heinz unqualified for investment according to our growth and quality criteria, effectively keeping it off-limits to our portfolio managers. In early 2015, he watched Kraft fall under the control of Heinz and the Brazilian investment group 3G Capital, backed by Warren Buffett’s Berkshire Hatha-way. 3G’s playbook was well-known to us from InBev’s (another 3G-controlled holding) acquisition of Anheuser Busch (AB). Relying heavily on the enduring strength of AB’s existing brands, its new managers set about ruthlessly cutting costs, taking money out of the business, and distributing it to shareholders (including 3G). The strategy proved fruitful for several years at as gilded a company as AB had been under the control of the Busch family. By 2018, however, AB InBev was losing market share and struggling under debt it had taken on to make further acquisitions. [Disclosure: Harding Loevner’s International strategy owned shares of AB InBev from 2012 to 2016. We bought into the promise of rising profit margins under the aggressive management but sold on realizing that the company was no longer achieving any organic growth.] Kraft Heinz’s write-down vindicated our decision to forego the generous share buybacks and dividends financed by the higher margins that cost-cutting could deliver in the short or even the medium term.

Instead, we have favored Staples companies whose managements still aimed to grow their top lines, by developing their markets

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through marketing, investing in research and development (R&D), and expanding into developing economies. One such company is Nestlé, which we have owned in the Portfolio for nearly three decades. Nestlé spends more than US$1.5 billion dollars a year on R&D and has consistently spent almost 2% of revenues on innovation. Nestlé has steadily built its presence in developing markets over many years, and now garners more than 40% of its sales from emerging markets, where the population is generally younger, growing, and enjoying rising disposable incomes—all tailwinds for achieving organic growth. It frequently acquires emergent brands to open new avenues of growth that are complementary to its existing product or distribution strengths, such as the Starbucks brand for packaged coffee sold outside of the eponymous coffee shops. Nestlé has also invested heavily in its online presence and has doubled its sales via e-commerce in the last five years, to almost 7% of its total sales last year. At the cost of more modest operating profit margins, fully a quarter lower than those of Kraft before February’s “reset,” Nestlé has managed to keep growing 1 its revenues, profits, and dividends. Its share price has ultimately followed, regaining its 25-year record of compound returns to its investors above 10%. By comparison, the MSCI All Country World Index has returned just under 7% over the same period.

Our investment process requires we achieve a deep understanding of a company’s business model and long-term growth potential.

The second illustrative event this half of the fiscal year was the successful US$2.3 billion initial public offering (IPO) of Lyft, the company behind the ride-sharing platform. As is our custom, we pay attention to some IPOs and assiduously scour offering documents for industry and business model insights, but we rarely participate in such offerings. Our investment process requires we achieve a deep understanding of a company’s business model and long-term growth potential, based in part on our analysis of a company’s history of disclosures and track record of success. This depth of understanding is generally difficult to achieve for IPOs. Private companies do not hold themselves to the same level of disclosure that laws and customs require of public companies. Thus

  GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]

CANADA	0.0	3.0

EMERGING MARKETS	14.5	11.6

EUROPE EMU	11.0	9.7

EUROPE EX-EMU	9.0	9.2

FRONTIER MARKETS[2]	0.0	—

JAPAN	9.7	7.1

MIDDLE EAST	1.0	0.2

PACIFIC EX-JAPAN	2.9	3.8

UNITED STATES	50.0	55.4

CASH	1.9	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

  SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK	[1]

COMM SERVICES	7.5	8.9

CONSUMER DISCRETIONARY	13.8	11.0

CONSUMER STAPLES	4.4	8.2

ENERGY	2.3	6.1

FINANCIALS	13.9	17.0

HEALTH CARE	16.6	11.0

INDUSTRIALS	13.7	10.5

INFORMATION TECHNOLOGY	18.6	16.1

MATERIALS	7.3	4.8

REAL ESTATE	0.0	3.2

UTILITIES	0.0	3.2

CASH	1.9	—

1MSCI All Country World Index.

we were not buyers in the IPO, choosing to leave the potential first-day “pop” in the share price to others.

In Lyft’s case, the disclosures the company offered made clear that, however rapid the growth of revenues so far and attractive the model could turn out to be, the business is still loss-making—and substantially so: Lyft lost 43 cents for every dollar of revenue it earned last year. In its quest to grow and to compete against first-mover Uber, Lyft subsidizes fares and shares a larger portion of those reduced ride revenues with drivers in order to keep drivers plentiful and prowling for customers. All that is fine, and it is easy to extrapolate current growth to a point where the company would be highly profitable if things went its way. But it’s not for us. We like to see a track record of profitable growth and make arguments for why that shouldn’t change, instead of a track record of losses with arguments for why it will be different in the future.

Lyft notwithstanding, we do like the value proposition that ride-hailing platforms offer to both customers and independent drivers. And we understand the powerful self-reinforcing benefits that can accrue to platforms as they gain customers. One of our holdings—Russian internet search giant Yandex—has built that country’s largest ride-hailing business. Yandex’s strong profitability from online search in Russia, where it has edged out Google as the dominant search engine, allowed it to bankroll Yandex Taxi while still delivering profits overall. The company’s willingness to fight for critical mass and its ability to finance the resulting losses helped it win a brutal battle for dominance of Russia’s ride-hailing market against Uber. When Uber suffered management turmoil at home in the US, Yandex Taxi capitalized on its rival’s setback, merging Uber’s loss-making Russian subsidiary into its own business. Once having vanquished its most formidable competitor, Yandex Taxi stanched its losses by slashing rider subsidies. Scott Crawshaw, co-lead portfolio manager of our Emerging Markets Equity strategy, uncovered on a trip to Moscow in March that the business is already profitable in its home market.

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Nor are we averse to companies that are trying to enable autonomous-driving vehicles, which Lyft and Uber see as the natural evolution of their ride-hailing platforms. But rather than Lyft or Uber, we bought WABCO, the former Westinghouse Air Brake Company, whose focus on braking and steering components for the trucking industry has led it to develop software for autonomously guided trucks. Yet, unlike Uber and Lyft, WABCO has remained highly profitable, with stable profit margins in the teens. Unfortunately, WABCO has several potent competitors in this field, including Tesla, Uber, and Alphabet’s Waymo. In March, WABCO agreed to be acquired by the German car parts maker ZF Friedrichshafen, citing the need for deeper pockets to sustain the required investment in its new products.

By design, our process requires consummated investments to meet a number of criteria, not just one. Kraft had steady profitability and a reasonably sound balance sheet, but few avenues of growth. Lyft achieves plenty of growth but cannot do so without resorting repeatedly to capital markets to fund the subsidies and advertising needed to drive that growth; it has not yet managed to attain profits from its sole current line of business. We’re seeking growing, sustainably profitable businesses, whose managements have the vision to risk investment in future growth that doesn’t depend on uninterrupted access to fickle capital markets.

⬛	PORTFOLIO HIGHLIGHTS

In the 2015 Annual Commentary, we described a “baker’s dozen” of holdings whose businesses were primarily based on online relationships with their customers. Today, we can still point to a dozen or so companies, comprising nearly a quarter of the Portfolio, that are centered on the internet, and the current list is remarkably similar to that one four years ago. These businesses have continued to grow, both by creating new markets (such as Yandex, discussed above, or Amazon.com, whose video streaming business was never contemplated in our original investment thesis), and by taking share from the established, brick-and-mortar incumbents in their various industries (such as MonotaRO, from wholesalers of industrial supplies, or Alibaba, from traditional retailers.)

Google’s sustained revenue and profit growth remains attractive—as does Alphabet’s willingness to invest widely in new business ventures.

In the first half of the fiscal year, we re-established a position in Alphabet, believing that the regulatory threats that prompted our sale in 2017 are now fully discounted in its share price. Google’s sustained revenue and profit growth remains attractive—as does Alphabet’s willingness to invest widely in new business ventures. Several of those ventures have the potential to broaden the company’s scope of business, such as autonomous driving at Waymo, or in artificial-intelligence medical diagnosis at Verily.

We also made several new investments in the Health Care sector. We bought Vertex, a leading developer of drugs to treat cystic fibrosis, a

TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	SECTOR	COUNTRY	%

PAYPAL	INFO TECHNOLOGY	US	4.6

ROPER	INDUSTRIALS	US	3.6

AIA GROUP	FINANCIALS	HONG KONG	2.9

ALPHABET	COMM SERVICES	US	2.8

VERISK	INDUSTRIALS	US	2.8

FIRST REPUBLIC BANK	FINANCIALS	US	2.7

BOOKING HOLDINGS	CONS DISCRETIONARY	US	2.7

SYMRISE	MATERIALS	GERMANY	2.5

MASTERCARD	INFO TECHNOLOGY	US	2.2

ESSILORLUXOTTICA	CONS DISCRETIONARY	FRANCE	2.1

fatal pulmonary disease. In recent late-stage studies, the company’s therapy led to significant improvement in patients’ lung functions. We believe Vertex’s methods may lead to treatments of other diseases with similar pathologies. Another purchase, Illumina, is a leading producer of genetic sequencing tools. The company’s products are in high demand as life science researchers investigate new gene-based therapies. We also bought UnitedHealth Group, a US medical insurer, which is using the scale of its medical-payment platform to encourage coordinated care and thus better patient outcomes. We believe the company’s direction may prove to be a fruitful avenue to improve the efficacy and efficiency of US health care delivery. In addition, we added to our position in M3, a Japanese electronic medical information platform, after its share price declined sharply late last year. Partial funding for these investments came from the sale of AmerisourceBergen, a US drug wholesaler, whose growth prospects are dimmed by reforms in pharmacy rebate practices and the backlash against widespread opioid prescription abuses.

In addition to AmerisourceBergen, our sales in the trailing six months included two other holdings for which our investment theses unraveled. Tenaris, a maker of specialized pipes used in oil and gas wells, has been unable to grow its volumes independent of rising energy prices, as we had once hoped it could due to its advantages in the horizontal applications used in unconventional drilling. We also sold Reckitt Benckiser after the sudden departure of its CEO left questions about its recent strategy changes unanswered.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA

CO-LEAD PORTFOLIO MANAGER

ANDREW WEST, CFA

CO-LEAD PORTFOLIO MANAGER

SCOTT CRAWSHAW

PORTFOLIO MANAGER

BRYAN LLOYD, CFA

PORTFOLIO MANAGER

PATRICK TODD, CFA

PORTFOLIO MANAGER

ALEXANDER WALSH, CFA

PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

For the International Equity Portfolio, the Institutional Class gained 9.38%, the Institutional Class Z gained 9.43%, and the Investor Class rose 9.13% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 9.12% (net of source taxes).

⬛	MARKET REVIEW

International markets sold-off in November and December and then rebounded sharply, ending the first half of the fiscal year with a solid net gain. The sell-off in late 2018 was led by double-digit declines in developed market equities amid worries that a global recession looms, and that the US-China tariff dispute could escalate. Emerging markets (EMs), weak all year, fell less in the decline than developed markets, aided in part by rebounds in the weakest countries and currencies.

At the turn of the year, investor sentiment was buoyed by progress in US-China trade negotiations and signals that the US Federal Reserve will pause hiking interest rates. All sectors and regions ended the first half of the fiscal year in positive territory.

Signs of a global economic slowdown appeared throughout the period. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. In Europe, EU officials predicted GDP growth would slow this year to 1.3%, from 1.9% in 2018. Germany’s manufacturing sector abruptly contracted, and the country’s export sales and orders declined at the fastest rate since the financial crisis. In Italy, weak business and consumer confidence, precipitated by its populist government’s budget standoff with the EU, sent the country into recession. European economists were increasingly concerned about the bloc slipping, Japan-style, into a liquidity trap, where monetary policy loses its ability to stimulate economic growth because would-be lenders fear ultralow rates are unsustainable.

FUND FACTS at April 30, 2019

TOTAL NET ASSETS			$15,673.3M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			60

TURNOVER (5 YR. AVG.)			18%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS	INST CLASS Z	INVESTOR CLASS

TICKER	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

INCEPTION DATE	5/11/1994	7/17/2017	9/30/2005

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	0.81%	0.74%[2]	1.14%

GROSS EXPENSE RATIO	0.81%	0.74%	1.14%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

Central banks reacted to the downbeat economic data. After downgrading its GDP forecast for 2019, the Fed signaled that December’s rate hike would be its last for a while, and Chairman Jerome Powell announced a halt to the planned reduction of the Fed’s US$4 trillion balance sheet, supporting market liquidity. Bond yields in both developed and emerging markets fell markedly in response. The European Central Bank followed suit, extending its time horizon for keeping interest rates low and offering additional cheap funding for banks. China, too, announced measures to lower borrowing costs and encourage loan growth.

The US-instigated trade war, which left stock markets battered and bruised in 2018, appeared to take a favorable turn. For much of last year, companies fearful of escalation that would disrupt their global supply chains were discouraged from making fixed-capital investments. In a reversal over the past few months, hopes for trade peace have risen, as both the US and China signaled eagerness to reach an accord and reported progress in their negotiations.

By sector, Real Estate and Information Technology (IT) performed best. Communication Services also did well, especially Asian inter-net and media stocks, which returned to the winners’ circle after falling steadily for most of last year, helped in part by China’s decision to end its moratorium on new video game approvals. The Energy sector lagged along with oil prices; although the stocks rebounded with the price of oil from December lows.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019							for periods ended April 30, 2019

	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*

	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05	YEAR	YEARS	YEARS	YEARS	May-94	Jul-17	Sep-05
INTL EQUITY PORTFOLIO – INST CLASS	-4.86	9.26	5.09	11.00	6.09			-2.01	10.09	5.58	10.51	6.23

INTL EQUITY PORTFOLIO – INST CLASS Z	-4.77	—	—	—		2.47		-1.92	—	—	—		4.47
INTL EQUITY PORTFOLIO – INVESTOR CLASS	-5.20	8.90	4.75	10.64			6.00	-2.40	9.70	5.22	10.14			6.24

MSCI ALL COUNTRY WORLD EX-US INDEX	-4.22	8.09	2.57	8.85	—	1.65	4.26	-3.23	8.09	2.83	7.75	—	3.06	4.43

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

In terms of geography, the strong rebounds in Hong Kong and in China boosted returns in Pacific ex-Japan and EM. Japan was the weakest region.

⬛	PERFORMANCE ATTRIBUTION

Viewed by sector, Financials contributed the biggest gains in the trailing six months as two of our China-focused insurance holdings, AIA Group and Ping An Insurance, participated in the strong rebound of stocks tied to China. Our other EM bank shares, ICICI Bank and HDFC Bank in India rebounded from prior weakness.

Stocks in Industrials detracted, especially Japanese capital goods companies: JGC, Fanuc, and Kubota. Our stocks in Health Care also detracted. Japan’s Sysmex, a leading manufacturer of blood-testing equipment and associated consumables, reduced its sales growth forecast for this fiscal year to 6% from 10% as hardware sales weakened. Bayer’s shares fell sharply in March after a second trial jury found that use of its Roundup herbicide caused a man’s blood cancer.

By geography, our poor stocks in Japan (Sysmex, JGC, and Kubota) and in EMs (Baidu, Tencent) partially offset positive selection elsewhere. In Europe outside the eurozone, five out of six of our Swiss holdings contributed to our returns. Pacific ex-Japan benefited from financial companies AIA and Singapore-based commercial bank DBS Group. France’s Dassault Systèmes and LOréal and Germany’s SAP were our top performers within the eurozone, offset partly by Bayer’s weakness.

⬛	PERSPECTIVE AND OUTLOOK

In a famous Monty Python sketch, a customer returns to a pet shop with his recently purchased—and clearly expired—Norwe-gian Blue parrot. The customer, played by John Cleese, complains that the stiff bird is “bereft of life” and “an ex-parrot.” But, to Cleese’s rising frustration, the shopkeeper repeatedly disputes his claim, insisting, “It’s not dead, it’s only restin’!”

Recently, we and other investors have had similar exchanges about the once-fast-growing and now seemingly moribund Consumer Staples companies: are their business models truly dead, or are they only resting, preparing to resume their historic rates of growth?

The Staples sector had been a reliable source of returns for investors for many decades thanks to secular growth trends in demand and a favorable competitive structure. In the developing world, industrialization, urbanization, and rising living standards created new and growing markets for packaged goods as people stopped growing their own food and came in time to value the convenience of buying and storing supplies and ingredients and, ultimately, prepared meals in boxes and cans. In developed economies, Staples companies benefited from consumers’ increased ability and willingness to pay for what they perceived to be higher-quality products. The dominant positions of the market leaders—many of them over 100 years old—have been protected by three barriers to entry that have made it difficult for newcomers to challenge them: the high costs of (i) creating and sustaining brand awareness (through advertising and marketing), (ii) achieving the massive scale needed to drive down manufacturing costs; and (iii) obtaining sufficient scarce shelf space in major retail chains. Facing therefore few new entrants and wielding strong influence over their distribution channels, multinational companies like Nestlé, Unilever, Procter & Gamble, Coca-Cola, and others were able to grow steadily both their revenues and margins.

In the last decade or so, however, these historical advantages of the multinationals proved to be insufficient to prevent smaller brands from capturing market share and thereby much of the sector’s incremental growth. In 2017, the consumer-research firm Nielsen estimated that small manufacturers, accounting for only 19% of the food-and-beverage industry’s global sales, accounted for more than 50% of its growth.

How did small companies overcome the formidable advantages of the giants to capture more than their share of the market’s growth? The explanations share a common element: the internet. One factor is the direct access brands now have to consumers via e-commerce platforms. While that is real, its significance can be overstated: e-commerce’s share of overall Staples sales remains small. Another factor is the internet’s ability to connect sub-scale brands to large outsourced manufacturers, reducing the incumbents’ scale advantage in manufacturing. Though the internet

13

no doubt facilitates connections, its role is likely limited as out-sourcing has been a common practice for decades. In our view, the internet’s most significant impact has been in advertising and promotion. Targeted digital ads have supplanted the need for expensive national TV campaigns to introduce new and promote old brands. The internet also enables clever—and often free—viral marketing over social media. Advertising has effectively changed from a fixed to a variable cost, allowing small brands to gain recognition by a large number of consumers cheaply and thereby achieve profitability at smaller scale.

As their recognition of this new competitive landscape grew, the large Staples companies divided into two camps: doubters and believers in growth. The managements of the first group saw no need to invest significantly in innovative products. Instead, they milked the existing business more aggressively, cutting R&D and marketing costs to maximize cash flow to pay dividends to shareholders or make acquisitions, which brought new opportunities to reduce costs and generate cash. The managements of the second group made changes that they hoped would enable their businesses to compete effectively in the new, more fragmented landscape. They streamlined their portfolios by selling brands or businesses that did not generate adequate growth. These managers, unlike those of the first group, did not give up on their revenue growth ambitions. They increased investments in R&D and marketing (including digital media) to make their brands more appealing to ever-changing consumer tastes. Some also acquired smaller, innovative rivals that were taking market share. For years, we and other investors have debated the merits of each approach.

Several corporate announcements in the six-month period highlighted a significant risk of the cost-cutting strategy. A bevy of well-known companies including Coca-Cola, Pepsi, Colgate-Palmolive, and Kraft Heinz, which had for years prioritized growing profit margins over revenues, posted 2018 results that fell below their forecasts. A number admitted that their margin targets were too high or their cost-cutting efforts too aggressive, acknowledging that they had failed to spend enough on R&D and marketing to sustain current revenues, let alone to grow them with new

 GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]

CANADA	3.0	6.8

EMERGING MARKETS	23.5	26.1

EUROPE EMU	21.6	21.7

EUROPE EX-EMU	24.7	20.7

FRONTIER MARKETS[2]	0.0	—

JAPAN	11.2	15.9

MIDDLE EAST	2.9	0.4

PACIFIC EX-JAPAN	6.4	8.4

OTHER[3]	2.8	—

CASH	3.9	—

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

 SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK	[1]

COMM SERVICES	6.6	7.1

CONSUMER DISCRETIONARY	3.5	11.4

CONSUMER STAPLES	14.9	9.8

ENERGY	3.8	7.3

FINANCIALS	19.1	22.0

HEALTH CARE	10.8	8.0

INDUSTRIALS	11.4	11.9

INFORMATION TECHNOLOGY	18.5	8.6

MATERIALS	7.5	7.4

REAL ESTATE	0.0	3.3

UTILITIES	0.0	3.2

CASH	3.9	—

1MSCI All Country World Index.

products and new customers. Kraft Heinz stood out: it announced a US$15 billion write-down of the value of its iconic Kraft and Oscar Meyer brands, cut its dividend, and vowed to “step up brand support.” Kraft Heinz’s share price plummeted more than 25% on the announcement.

We are not shareholders of Kraft Heinz. Our food-and-beverage analyst deemed the company unqualified for investment according to our growth and quality criteria, thereby making it effectively off-limits to our portfolio managers. He judged Kraft Heinz’s business to be one that had few avenues to grow without substantial investment in new products or markets. He also worried about its high level of debt.

While Kraft Heinz and others in its camp have relentlessly cut costs, other Staples giants are developing their franchises through marketing, investing in R&D, and expansion into developing economies. One such company is Nestlé, which has taken the view that the growth in Staples can be recaptured. In recent years, the company has sold or put a “For Sale” sign on several businesses it considered subscale, including its US candy and European cold cuts brands. It acquired new brands and reorganized its R&D process to emphasize speed and foster a culture conducive to risk-taking. As a result, Nestlé has reduced the development time of new products by two-thirds, and accelerated its sales growth in each of the last three quarters. Its share price reflects these changes, rising 17% since the start of 2018 and reaching an all-time high in the recent fiscal quarter.

We own several other Staples companies that we believe are responding astutely to the competitive changes in their industries. Diageo sold off its non-core assets (hotels and mass-market spirits brands such as Seagram’s and Yukon Jack) and bought faster-growing, more contemporary premium brands like George Clooney’s Casamigos tequila. It also acquired local spirits brands in growth markets like India and China. Unilever, which rejected a merger proposal from Kraft Heinz in 2017, has recalibrated its cost structure, setting high savings targets and a goal of reinvesting

14

two-thirds of the newly freed cash back into the business. It has been hiring experts in digital marketing and software engineers to help its existing brands connect better with young consumers and to boost the success rates of new products. Unilever has also significantly shortened product development times: in the last two years, it has launched 28 new brands compared with just three in the entire decade prior to 2017.

So, on balance, and with all due respect to our idol John Cleese, we take the pet-shopkeeper’s side. The growth opportunity is still alive for Staples companies that are investing in their brands and in new ways to connect with their customers. Many have yet to overcome fully the disruption to their business models wrought by the internet, and the required spending will burden their profit margins in the near term and test the patience of some investors. Yet, their initial successes in adaptation encourage us in our belief that sustained investment in revenue growth will ultimately prove more profitable for them than the alternative of endless cost-cutting. The parrot, we insist, is just resting.

⬛	PORTFOLIO HIGHLIGHTS

Although not immune from the changing competitive dynamics discussed above, Staples companies tend to be relatively resilient during economic downturns and have steady levels of profitability as measured by returns on invested capital. Because of this, their shares have tended to exhibit lower-than-average volatility, an attractive feature for portfolio construction.

The challenge is finding growing Staples businesses whose stocks are reasonably priced. Because investors value steadiness, the stocks are often fully or more-than-fully priced. In 2017 and most of 2018, we were underweight the sector as we found few companies whose growth we had sufficient confidence in to justify the high prices, given the competitive challenges unfolding. Recently, however, we have had more success, and our sectoral exposure has risen to the point that we are now overweight relative to the index. Though average valuations in the sector remain at a premium to the index, we have found several quality companies with above-average growth prospects at attractive prices. Since April of last year, our Staples weight has more than doubled, from 7% to 15%. Such an overweight position in Staples is not unusual for us historically; in fact, our weight was above that of the benchmark and similar to current levels all through 2007–15.

The rebuilding of our weight in Staples started in 2018 with opportunistic purchases in Latin America, where politics and recession roiled markets. In August, we purchased Ambev, Brazil’s largest brewer and the largest PepsiCo bottler outside the US. After its stock fell sharply amid Brazil’s economic recession and a contentious presidential election campaign, we pounced on the opportunity to tap Ambev’s steady profit stream at a reasonable price. In November, we purchased FEMSA, Mexico’s largest convenience stores operator and controlling stakeholder in the country’s largest Coca-Cola bottling business, at a price made attractive by Mexican stock market weakness engendered by investor fears of a more hostile regulatory environment for all businesses after the election of President Andrés Manuel López Obrador.

 TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	SECTOR	COUNTRY	%

NESTLÉ	CONS STAPLES	SWITZERLAND	3.5

AIA GROUP	FINANCIALS	HONG KONG	3.4

TSMC	INFO TECHNOLOGY	TAIWAN	3.3

ALLIANZ	FINANCIALS	GERMANY	3.2

SAP	INFO TECHNOLOGY	GERMANY	3.1

DBS GROUP	FINANCIALS	SINGAPORE	3.0

L’OREAL	CONS STAPLES	FRANCE	2.9

ROCHE	HEALTH CARE	SWITZERLAND	2.9

CHECK POINT	INFO TECHNOLOGY	ISRAEL	2.8

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.7

More recently, we added the world’s largest spirits producer, UK’s Diageo, which owns leading brands such as Johnnie Walker, Smirnoff, Tanqueray, Bailey’s, and Guinness. While most of its revenues come from developed markets, Diageo is now marketing its global brands in faster-growing developing countries. It has also acquired some local spirits brands recently, including sizeable ones in China and India. We anticipate modest but steady revenue growth, while efficiency gains should allow profits to rise at a faster pace than sales.

We also bought Canadian roadside retailer Alimentation Couche-Tard, whose convenience store and gas station operator brands include Circle K and On the Run. The company has pursued a blend of organic and acquisition-led growth and now operates 16,000 stores worldwide. It has consolidated a fragmented and mature industry in Canada, the US, and Europe, integrating smaller retail chains into its major brands while upgrading the customer experience and improving the variety and quality of products. This strategy has led to positive same-store sales growth. Alimentation Couche-Tard’s increasing scale also enhances its bargaining power over suppliers, allowing it to drive down input costs and support margins.

Portfolio Management Team Update

As previously announced, Andrew West, a portfolio manager of the International Equity strategy since 2014, became a co-lead portfolio manager of the strategy on January 2, 2019, replacing Alec Walsh. Ferrill Roll continues as the strategy’s other co-lead portfolio manager. Alec, along with Scott Crawshaw, Bryan Lloyd, and Patrick Todd, remains a portfolio manager of the strategy. The assignment change was made in preparation for Alec’s retirement at the end of this year.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

15

PORTFOLIO MANAGEMENT

JAFAR RIZVI, CFA
CO-LEAD PORTFOLIO MANAGER
ANIX VYAS, CFA
CO-LEAD PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

For the International Small Companies Portfolio, the Institutional Class gained 9.65% and the Investor Class gained 9.47% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, rose 6.83% (net of source taxes).

⬛	MARKET REVIEW

For stocks of international small companies, the period from October 2018 to April 2019 was characterized by a sharp swing downward toward the end of 2018, followed by an even stronger bounce-back in the first few months of 2019.

Signs of a global economic slowdown appeared throughout the period. In the US, GDP growth forecasts were revised downward. EU officials predicted GDP growth in Europe would slow this year to 1.3%, from 1.9% in 2018. Germany’s manufacturing sector abruptly contracted, and the country’s export sales and orders declined at the fastest rate in a decade. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending, and China’s Purchasing Managers’ Index (PMI) dropped to 49.4 in December, nearing its lowest levels since the global financial crisis.

Central banks reacted to the downbeat economic data. In January, the US Federal Reserve signaled that December’s rate hike would be its last for a while, and Chairman Jerome Powell announced a halt to the planned reduction of the Fed’s US$4 trillion balance sheet, supporting market liquidity. The European Central Bank followed suit, extending its time horizon for keeping interest rates low and offering additional cheap funding for banks. China, too, announced measures to lower borrowing costs and encourage loan growth.

In the early part of 2019, the US-instigated trade war, which left stock markets battered and bruised in 2018, appeared to take a favorable turn. For much of last year, companies fearful of escalation that would disrupt their global supply chains were discouraged from making fixed-capital investments. In a reversal over the first quarter of 2019 and into April, hopes for trade peace rose, as both the US and China signaled an eagerness to reach an accord and reported progress in their negotiations.

FUND FACTS at April 30, 2019

TOTAL NET ASSETS		$212.3M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		102

TURNOVER (5 YR. AVG.)		39%

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL

	INSTITUTIONAL INVESTORS	INDIVIDUAL INVESTORS

	INSTITUTIONAL CLASS	INVESTOR CLASS

TICKER	HLMRX	HLMSX

CUSIP	412295875	412295883

INCEPTION DATE	6/30/2011	3/26/2007

MINIMUM INVESTMENT[1]	$100,000	$5,000

NET EXPENSE RATIO[2]	1.15%	1.40%

GROSS EXPENSE RATIO	1.39%	1.75%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

Information Technology (IT) was the best-performing sector in the period by a significant margin, with stocks rising 17% despite a sharp sell-off in the last months of 2018. On the other hand, small-cap Energy stocks were by far the worst performing, and the only sector that incurred negative returns, falling 7%. The sector declined with the price of oil, which fell sharply through December and only partially recovered in the succeeding months. The next-worst performing sector was Consumer Staples, which rose less than 1%. In general, market segments hardest hit by last year’s rout led in 2019’s recovery.

Information Technology (IT) was the best-performing sector in the period by a significant margin, with stocks rising 17% despite a sharp sell-off in the last months of 2018.

By region, Emerging Markets (EMs) performed strongly—led by Taiwan, Egypt, and the Czech Republic—as did Pacific ex-Japan. Japan lagged the most, rising less than 2% in the period, followed by Canada, whose market is highly correlated to energy prices.

By style, the most-expensive growth stocks outperformed the rest of the market. High-quality stocks also outpaced the overall market in the six-month period.

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 PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019						for periods ended April 30, 2019

	1	3	5	10	SINCE INCEPTION*		1	3	5	10	SINCE INCEPTION*

	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07	YEAR	YEARS	YEARS	YEARS	Jun-11	Mar-07
INTL SMALL COMPANIES PORTFOLIO – INST CLASS	-7.46	8.41	3.99	–	6.01		-2.25	9.71	4.88	–	6.52

INTL SMALL COMPANIES PORTFOLIO – INVESTOR CLASS	-7.68	8.13	3.73	14.29		5.73	-2.55	9.42	4.61	13.11		6.06
MSCI ALL COUNTRY WORLD EX-US SMALL CAP INDEX	-9.49	7.01	3.26	11.86	4.28	–	-8.54	6.81	3.75	10.37	4.53	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

⬛	PERFORMANCE ATTRIBUTION

By sector, strong stock selection in IT, Industrials, and Health Care boosted the Portfolio’s relative returns. Nearly three quarters of our IT weight is in the software and services industry group, which fared better than the index as a whole. Security software firm CyberArk was a standout performer. In November, the Israeli company reported that its revenues increased 31% year-over-year and its operating margins rose by nearly four percentage points. TOMRA, a Norwegian manufacturer of industrial waste sorting equipment, was a lead contributor to excess returns in the Industrials sector. Despite increasing its spending to expand into new markets such as Western Australia, Scotland, and Portugal, the company reported strong earnings.

Our poor stock selection in Energy hurt relative performance during the period. Nostrum Oil & Gas, which is based in Kazakhstan but listed on the London Stock exchange, was the biggest detractor in the sector. The company’s oil production was lower than expected due to flooding issues in some of its wells and ongoing delays in completing some new projects. In January, we sold the holding due to concerns about the quality of Nostrum’s management. Relative returns were also hurt by our significant underweight in Real Estate; we have identified few quality, growing businesses in this sector, where companies tend to have high levels of debt and low growth.

Our overweight and poor stock selection in Consumer Staples was another detractor from returns. Ariake, a Japanese supplier of natural flavorings, sold its highly profitable US business, surprising us and other investors who had viewed it as a longterm growth opportunity. The company said its American operations were weakening, and the sale will allow it to focus on its fast-growing business in China. We think the company achieved a fair price for its US assets and applaud it for prioritizing long-term growth opportunities in its capital allocation plans.

By region, our strong stock selection within the Middle East (CyberArk) and the European Monetary Union (EMU) contributed the most to relative performance. Within the EMU, Carl Zeiss Meditec, a German medical technology company, and Alten, a French technology consultant, were key contributors.

Alten’s stock rose sharply after the company reported its revenue rose 15% in 2018, its fifth-straight year of double-digit sales growth. Our off-benchmark investments in Frontier Markets also contributed to outperformance, primarily due to strong returns from Argentina’s Globant.

Our modest weight in cash detracted given the strong market performance the past six months.

⬛	INVESTMENT PERSPECTIVES

In terms of economic growth, Japan would appear to be one of the least-promising developed markets for investors. Japan’s economy has been largely stagnant for more than two decades: since 1997, GDP growth has averaged just 1% per annum and the country has endured six recessions. Prime Minister Shinzo Abe’s “Three Arrows” stimulus program of fiscal spending, monetary easing, and structural reforms has shown only limited success over the past five years; the country remains in a malaise and now faces a huge debt burden.

Despite Japan’s dismal economic performance, some Japanese companies are managing to grow. Our challenge is to find them.

One impediment is Japan’s aging and shrinking population. Among developed countries, Japan has the highest percentage (27%) of citizens over 65. Last year the population fell by 263,000, around 2%, its eighth consecutive annual decline. The working-age population shrank to 75 million, or 60% of the total—its lowest percentage on record.

As investors, we always seek growth, even in places where it is not readily apparent. Despite Japan’s dismal economic performance, some Japanese companies are managing to grow. Our challenge is to find them. At 3,534, the number of small companies in Japan is large relative to the size of its economy—significantly greater, for example, than the UK and Germany combined. Further raising the bar for foreign investors, over three-quarters of Japan’s small companies publish their investor materials only in Japanese, and the vast majority of company managers do not speak English.

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Over the years, we have uncovered numerous quality businesses that are thriving in Japan. While not entirely insulated from the weak economy, their competitive advantages, financial strength, and, most importantly, their skillful managers have enabled them to succeed by growing their share of the market in their industries. One example is M3, which has achieved extraordinary growth by disrupting how pharmaceutical companies market to doctors. For years, drug companies have marketed their products through legions of high-paid sales representatives who call on doctors at their offices. In 2000, M3 launched a platform through which drug companies could share product information with doctors online. Doctors accessed the site for free, while pharmaceutical companies paid to post information but at just a fraction of the cost of sales reps’ salaries. M3’s innovation arrived as drug companies were cutting costs due to revenue pressures from patent expirations, and busy doctors were increasingly turning down in-person marketing meetings.

We began covering M3 in 2005. In an early note, our analyst reported the company had signed up 21 of Japan’s 100 drug companies within its first five years, and believed it could eventually capture another 30. The company had an advantage of being an early mover in a new, growing market. She noted that, with more doctors registered on the platform, there would be additional opportunities for M3 to grow by expanding its services beyond pharmaceutical information. In fact, M3’s portal could become a “must join” for doctors. Once M3 reached critical mass, it would be hard for new entrants to take its market share. By early 2006, nearly half the country’s 257,000 physicians had registered.

Over the last 10 years, M3 has expanded its business to the US, UK, South Korea, and China. It now has access to 4.5 million physicians worldwide and has introduced new services including employee recruitment and career development, electronic medical records management, and support for clinical trials. It has grown its revenues at an annual rate of nearly 20%. In 2015, we sold our position because the company had grown too large for our small-cap portfolio, but we continue to hold it in other strategies.

In 2015, at the suggestion of M3’s founder, we took a look at SMS, a relatively young company providing recruiting services to hospitals and elderly care facilities. Through our research we found that the company was tapping a large but poorly served group: job-seeking nurses. An estimated 10% of Japan’s 1.5 million nurses leave their jobs every year, but at the time very few were working with an online recruitment service. SMS offers its services for free to job seekers; hospitals pay on average 20% of a successful recruit’s annual salary. It also charges hospitals and health facilities to post job openings on its site.

The company quickly established market-leading positions in providing employment services to nurses and senior-care workers, and later developed insurance-billing software for small- and medium-sized nursing homes. The popularity of its services and loyalty of its customers are reflected in SMS’s high level of cash-flow return on invested capital, which has averaged 31% over the last

SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK	[1]

COMM SERVICES	4.9	4.6

CONSUMER DISCRETIONARY	6.0	12.8

CONSUMER STAPLES	11.4	6.3

ENERGY	2.3	3.4

FINANCIALS	5.8	11.1

HEALTH CARE	17.1	7.4

INDUSTRIALS	21.9	19.5

INFORMATION TECHNOLOGY	20.0	10.8

MATERIALS	5.9	9.9

REAL ESTATE	0.5	11.1

UTILITIES	1.4	3.1

CASH	2.8	—

1MSCI All Country World ex-US Small Cap Index.

GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]

CANADA	1.2	6.6

EMERGING MARKETS	19.9	20.2

EUROPE EMU	22.0	17.2

EUROPE EX-EMU	23.9	24.1

FRONTIER MARKETS[2]	8.4	—

JAPAN	14.5	21.9

MIDDLE EAST	2.5	1.3

PACIFIC EX-JAPAN	3.7	8.7

OTHER[3]	1.1	—

CASH	2.8	—

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries classified in countries outside the Index.

five years. In that same period, its revenue and operating profit have grown at a compound annual rate of 21%. Currently, about 80% of SMS’s revenues come from Japan, but the company has established a presence in eleven other Asian countries that will eventually face Japan-like demographic trends.

Our analysts, whether focused on an industry or region, are required to investigate companies’ fundamentals in the context of the competitive structures of the global industries in which they participate. This industry-level approach helps us identify broad trends that may represent market opportunities. Our work covering large multinational and regional food-and-beverage companies is informed by the perspectives of two analysts, one focused on Consumer Staples and the other on Materials. We have learned that food-and-beverage companies are increasingly reliant on specialized ingredient suppliers that help differentiate the taste, color, and smell of a product. These suppliers enjoy strong loyalty as their customers are unlikely to risk altering the taste or smell of their popular products by switching to lower-cost ingredients. A favorable industry structure thus underpins the growth of flavor-and-fragrance companies like Symrise, Givaudan, and International Foods & Fragrances.

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Based on this insight into the flavors-and-fragrances industry, we looked for related investment opportunities in Japan. We found Ariake, the country’s largest maker of meat-extract based natural seasonings. Its products include flavor extracts (meat, seafood, and vegetable), soups, sauces, bouillon, consommé, and vegetable oils. The quality and consistency of its products have secured its longstanding relationships with customers. Rising global appreciation of Japanese flavors and consumers’ increasing preference for natural rather than chemical ingredients are helping propel the company’s growth. Ariake’s major overseas markets include China, Taiwan, Indonesia, and France. Ariake has grown its revenues and earnings at compound annual rates of 10% and 16%, respectively, over the last five years while delivering average cash flow return on invested capital of 14%.

While our Japanese holdings show slightly slower sales growth than our average portfolio company, by expanding their operating margins they have managed to deliver faster than average earnings and cash flow growth—despite operating primarily in an economy that perennially lags the rest of the developed world.

⬛	PORTFOLIO HIGHLIGHTS

Our exposure to Japan increased in the period as we established a position in Rohto Pharmaceutical, a maker of health and beauty products, and purchased additional shares of Nakanishi, a manufacturer of dental equipment. We sold Japanese payments company GMO Payment Gateway and trimmed our position in Infomart, in both cases due to high valuations.

Rohto Pharmaceutical, founded in 1899, sells a variety of cosmetics, personal care products, and over-the-counter medications. The company’s eye-care business, which includes drops, washes, and contact-lens solutions, enjoys a 40% market share in Japan. However, Rohto’s revenue exposure is balanced geographically and growing, thanks to its continuing expansion into international markets, including North America, Europe, and other countries in Asia.

Shares of Nakanishi fell after the company lowered its profit guidance. We believe the margin weakness will prove temporary, a result of rising costs associated with the upcoming launch of new tools for dental cleanings and restoration procedures. We expect these products will support the company’s growth over the long term.

Our portfolio’s exposure to Emerging and Frontier Markets remains near our self-imposed ceiling of 30%. Our weight in South Africa increased as we bought Discovery Holdings, the country’s largest health insurer and one of its largest life insurers. The company is expanding beyond its home market by partnering with other companies. In China, for example, Ping An Insurance agents now sell Discovery’s health insurance products. Discovery’s balance sheet is healthy, with a cash buffer of 3.4 billion rand

TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	SECTOR	COUNTRY	%

CARL ZEISS MEDITEC	HEALTH CARE	GERMANY	3.5

BECHTLE	INFO TECHNOLOGY	GERMANY	2.5

NAKANISHI	HEALTH CARE	JAPAN	2.5

CYBERARK SOFTWARE	INFO TECHNOLOGY	ISRAEL	2.5

ABCAM	HEALTH CARE	UK	2.4

ALTEN	INFO TECHNOLOGY	FRANCE	2.4

REPLY	INFO TECHNOLOGY	ITALY	2.2

ARIAKE	CONS STAPLES	JAPAN	2.1

DECHRA PHARMACEUTICALS	HEALTH CARE	UK	1.9

SENIOR	INDUSTRIALS	UK	1.7

(US$240 million), and its management continues to execute well on the global diversification strategy. We thought shares were significantly undervalued at the time of purchase. Another purchase was Africa’s leading pharmacy chain, Clicks Group. With over 800 stores, Clicks has about 23% market share in an otherwise fragmented industry, conferring economies of scale. It also owns a wholesale and distribution business, United Pharmaceutical Distributors (UPD).

Our portfolio’s exposure to Emerging and Frontier Markets remains near our self-imposed ceiling of 30%.

We sold Moscow Exchange, Russia’s largest exchange group. Ongoing risks related to US sanctions and increasingly weak Russian financial markets led our analyst to question whether the company can continue to grow.

By sector, IT remains our portfolio’s largest overweight. Our purchases this period included Rightmove, the UK’s leading online real-estate portal. Over one million UK properties are listed on its platform, which logged nearly 1.6 billion site visits last year. With 75% market share, agents and buyers have little choice but to use Rightmove, and its market dominance is a durable source of pricing power. Last year, it raised its listing fees despite a weak UK housing market and grew its profits by 11%. We also bought Paradox Interactive, a leading Swedish publisher of online strategy games.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

SCOTT CRAWSHAW	PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

CRAIG SHAW, CFA	G. RUSTY JOHNSON, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA
PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

⬛	PERFORMANCE SUMMARY

For the Institutional Emerging Markets Portfolio, the Institutional Class rose 18.57% and Institutional Class Z rose 18.64% (net of fees and expenses) in the six-month period ended April 30, 2019. For the Emerging Markets Portfolio, the Advisor Class rose 18.64% (net of fees and expenses) in the period. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 13.76% (net of source taxes).

⬛	MARKET REVIEW

Emerging market (EM) stocks fell at the start of the fiscal year amid fears that a global economic slowdown loomed due to continued monetary tightening and the protracted trade war between the US and China. In October, the US Federal Reserve declared that it planned more hikes in short-term interest rates if economic data continued to be strong; in December, it duly delivered its ninth quarter-point rise. Concerns about China’s slowing economy also weighed on markets, with monthly retail sales growth decelerating to its lowest level since 2003.

As 2019 got underway, however, markets were buoyed by a new dovish tone from the US Federal Reserve. The Fed signaled that last December’s rate hike would be its last for a while, and Chairman Jerome Powell announced a halt to the Fed’s planned reduction of its US$4 trillion balance sheet. Investors also cheered signs of progress in US-China trade negotiations, as officials on both sides backed off from threats to impose additional tariffs. Moreover, new economic data suggested China’s slowdown was less severe than previously feared. Its manufacturing sector returned to growth and property investment, a key indicator of sentiment, accelerated.

FUND FACTS at April 30, 2019

SALES CHARGE			NONE

NUMBER OF HOLDINGS			77

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

PORTFOLIO ASSETS	$5,188.5M		$4,244.7M

TURNOVER (5 YR. AVG.)	22%		25%

CLASS	INST CLASS	INST CLASS Z	ADVISOR

TICKER	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998

MINIMUM INVESTMENT[1]	$500,000	$10,000,000	$5,000

NET EXPENSE RATIO	1.27%	1.11%[2]	1.40%

GROSS EXPENSE RATIO	1.27%	1.20%	1.40%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

In Asia, China’s market soared over 20% in the six-month period, as company fundamentals remained relatively strong, and several of China’s largest companies reported higher-than-expected fourth-quarter earnings. Health Care and online-game companies in particular were lifted by a pause in the regulatory interventions that had hit their shares last year. Regulators had demanded steeper-than-expected price cuts (some upward of 90%) before drugs could appear in the formularies of government-sponsored health plans. However, the government’s efforts to cut drug prices appeared to move at a slower pace than expected. In December, regulators lifted a moratorium on new online games and resumed issuing approvals. The government also continued to apply stimulus to parts of the economy, providing tax relief to manufacturing and construction companies, while also reducing its reliance on debt in part by clamping down on unregulated “shadow” lending. India and Indonesia also posted strong double-digit returns as a decline in the oil price meant cheaper energy imports.

Latin America was a relative underperformer, with both Brazil and Mexico posting positive returns but lagging the index. Their markets were volatile, reflecting frequent swings in sentiment toward each country’s new political leadership. In Brazil, President Jair Bol-sonaro, elected in late October, faced his first serious congressional challenge in late March, when lawmakers pushed back on a pension-reform bill. In Mexico, investors reacted to speculation President Andrés Manuel López Obrador’s government planned to impose tight caps on banks’ fees and interest rates; the actual changes turned out to be less severe than feared.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019							for periods ended April 30, 2019

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
					Oct-05	Mar-14	Nov-98					Oct-05	Mar-14	Nov-98

INST EMERGING MARKETS PORTFOLIO – INST CLASS	-10.05	10.25	3.80	10.26	6.87			-3.57	11.19	4.41	9.11	7.11

INST EMERGING MARKETS PORTFOLIO – INST CLASS Z	-9.90	10.51	4.00	—		4.61		-3.41	11.44	4.62	—		5.28

EMERGING MARKETS PORTFOLIO – ADVISOR CLASS	-10.10	10.19	3.77	10.15			11.00	-3.57	11.13	4.38	9.01			11.15

MSCI EMERGING MARKETS INDEX	-7.41	10.68	3.68	8.94	6.49	4.40	—	-5.04	11.25	4.04	7.50	6.61	4.75	—

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 10/17/05. Inception of the Institutional Class Z, 3/5/14. Inception of the Advisor Class, 11/9/98. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

South Africa was up sharply, boosted by a strong return contribution from Naspers, a South African media and internet holding company whose largest asset is a 31% stake in Chinese social media and gaming giant Tencent. South African banks were also up, reversing steep losses in the prior six months as sentiment toward political risk remained volatile. Investors looked forward to the May elections and the likelihood of President Cyril Ramaphosa’s re-election.

By sector, Consumer Discretionary and Real Estate performed best. In the former, index heavyweights Alibaba and JD.com reported stronger-than-expected growth rates and margin improvements in their core e-commerce businesses. In Real Estate, China reduced mortgage rates for first-time buyers to support select regional housing markets, which boosted local property stocks. Communication Services was also strong, with Tencent (another large index holding) bolstered by the resumption of online game approvals.

The period’s weakest sector was Health Care, with declines by large index constituents in South Korea, South Africa, and China. At the start of the fiscal year, shares of Chinese pharmaceuticals were hurt by regulators’ efforts to cut drug prices. Many, but not all, later recovered as the pacing of these cuts appeared slower than feared. Energy and Materials stocks also underperformed.

⬛	PERFORMANCE ATTRIBUTION

The Portfolios outperformed the index in the first half of the fiscal year due to strong stock selection. By sector, our holdings in Financials contributed the most to relative returns. Shares of Hong Kong’s AIA Group, a fast-growing pan-Asian insurance group, rose on the back of strong results and China’s announcement that it is advancing the timeline for opening its insurance market to foreign companies, which will allow AIA to expand beyond its current grandfathered territory.

We also had strong relative returns in IT, where digital consultant EPAM reported year-on-year revenue growth of almost 30% and a 2.5 percentage-point expansion of operating margins. Taiwanese camera-lens manufacturer Largan Precision rallied after January as smartphone manufacturers launched new models and sales of Apple’s new iPhones in China accelerated following a price reduction.

We lagged in Health Care in part due to our positions early in the fiscal year in three Chinese pharmaceutical manufacturers— CSPC Pharmaceutical Group, Sino Biopharmaceutical, and Jiangsu Hengrui Medicine—when the government’s actions to cut drug prices hurt their shares. Our underweight to the strong Communication Services sector also detracted.

Viewed by region, stocks in Asia contributed the most to the Portfolio’s outperformance. In South Korea, consumer-products company LG Household & Health Care enjoyed strong cosmetics sales in China, where its premium products continued to gain market share. In China, our A-share holdings (surveillance-equipment manufacturer Hangzhou Hikvision, appliance manufacturer Midea, and Han’s Laser) contributed strongly amid the domestic market’s rally. However, our underweight to China detracted. In Latin America, returns were boosted in Colombia by Bancolombia and in Brazil by Banco Bradesco and B3, the stock exchange.

We lagged the index in Africa due to weak holdings in South Africa. Insurance company Discovery Limited reported a 4% decline in profits due to higher spending on new business and a spike in mortality in its home market. Drug manufacturer Aspen Pharmacare fell after saying it had renegotiated its debt-covenants, which the market interpreted as a sign of weakening cash flow.

⬛	PERSPECTIVE AND OUTLOOK

“Digital transformation” has become a ubiquitous rallying cry among corporate managers. Nearly every company, or so it seems, claims to be planning, implementing, or reaping the rewards of integrating digital technologies like cloud computing, artificial intelligence (AI), and Big Data analytics into their daily operations. While these claims often contain a healthy dollop of self-promotion, something undeniably real—and expensive—is happening, and it’s not limited to inherently digital e-commerce or social-media businesses. Last year, companies spent an estimated US$1.1 trillion on digital transformation tools and services, a 17% increase over 2017.1

1Natalie Gagliordi, “Digital Transformation Technology and Services Spending is on the Rise,” ZDNet.com, June 12, 2018.

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Companies worldwide are pursuing digital transformation in an effort to improve their returns on capital, capture new growth opportunities, and fend off rivals. But the returns from such projects may be greatest for companies in developing countries. In regions with large and geographically dispersed populations and less-developed physical infrastructures, digital technology helps companies identify, segment, and then reach their target markets. South Africa’s Standard Bank, for example, spent over US$1 billion between 2012 and 2017 on upgrading and consolidating its banking systems to improve the efficiency of its core operations and support its expansion across the African continent. Before the upgrade project, the 150-year-old bank was struggling to compete with startups that were leveraging technology to offer banking services over mobile phones. Unlike traditional banks, the new competitors were not bogged down by legacy systems, paper forms and records, or the large overhead costs of physical bank branches. Standard Bank’s upgrade has allowed it to increase its volume of transactions, process them in real time, and share data between business units. Standard Bank now provides mobile banking, 24/7 access to account information, and faster and more accurate creditworthiness assessments.

SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX	BENCHMARK[1]

COMM SERVICES	8.0	7.9	12.5

CONSUMER DISCRETIONARY	16.1	16.0	13.6

CONSUMER STAPLES	8.7	8.7	6.4

ENERGY	7.8	7.8	7.9

FINANCIALS	27.9	27.8	24.2

HEALTH CARE	1.1	1.1	2.6

INDUSTRIALS	6.8	6.7	5.3

INFORMATION TECHNOLOGY	16.7	16.7	14.8

MATERIALS	1.1	1.0	7.1

REAL ESTATE	0.6	0.6	3.1

UTILITIES	1.9	1.9	2.5

CASH	3.3	3.8	—

1MSCI Emerging Markets Index.

Our portfolio includes numerous other companies whose bright growth prospects depend directly on their well-conceived digital initiatives. Ping An Insurance, China’s second-largest insurer, is another striking example. Over the past decade, Ping An has spent US$7 billion to build out its cloud-computing and AI capabilities as well as develop its new information platforms that draw in new customers. It currently employs about 20,000 developers who have built one of China’s largest computing clouds and created intelligent cognition technologies for medical imaging, voice and face recognition, and financial risk control. Ping An’s rich customer data and analytics allow it to develop products and pricing targeted to specific consumers, which improves sales efficiency and customer loyalty.

GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX	BENCHMARK[1]

BRAZIL	6.9	6.9	7.0

CHINA + HONG KONG[2]	31.6	31.5	33.0

INDIA	5.3	5.3	9.2

MEXICO	4.7	4.6	2.7

RUSSIA	8.1	8.1	3.8

SOUTH AFRICA	4.9	4.8	6.2

SOUTH KOREA	9.1	9.1	12.8

TAIWAN	8.2	8.1	11.6

SMALL EMERGING MARKETS[3]	11.2	11.1	13.7

FRONTIER MARKETS[4]	2.1	2.1	—

DEVELOPED MARKET LISTED[5]	4.6	4.6	—

CASH	3.3	3.8	—

1MSCI Emerging Markets Index; 2The Harding Loevner Funds Institutional Emerging Markets Portfolio’s end weight in China is 24.3% and Hong Kong is 7.4%. The Harding Loevner Funds Emerging Markets Portfolio’s end weight in China is 24.1% and Hong Kong is 7.4%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets, excluding Hong Kong.

At the back-end of the business, Ping An’s dense IT capabilities have lowered the cost and improved the quality of customer service, with AI-powered chatbots now able to handle 85% of inquiries. Of the company’s nearly 4 million life-insurance claims in 2018, almost 60% were settled within 30 minutes with the help of AI systems.

Ping An’s technology reinvention also enables it to pursue growth in areas related to but distinct from its core business. These new areas include online platforms focused on health care, real estate, and automobile information. The company reports that up to 40% of its new insurance or banking customers first encountered Ping An on one of these new platforms.

As the pursuit of digital transformation has assumed the character of a technological arms race, lucrative opportunities have been created for the arms suppliers: IT services businesses that enable such transformations. These include India’s Tata Consultancy Services (TCS)—a new holding this period—and EPAM. Both companies are experiencing significant growth as they help enterprises increase the density of digital applications within their operations.

Mumbai-based TCS is one of the top-three IT Services companies globally by revenues and profits. The company’s origins are in providing low-cost IT maintenance services, but it has expanded to offer a wide range of other products and services, including custom software development and business-process analysis. TCS has the capabilities that few other IT companies have for executing enterprise-wide projects at a reasonable cost. Over the last three years, the portion of TCS’s revenues generated from digital-transformation projects has more than doubled to 30%. In 2018, digital-services revenue was $5.5 billion, a 39% increase over the previous year. These services include building and supporting cloud-based systems, AI applications, and Internet of Things (IoT) solutions. Clients include Rolls-Royce, which has implemented IoT technology to improve manufacturing efficiency; US craft-supplies retailer Michaels, a user of TCS’s software development platform; and South African telecom company Cell C, for which TCS provided a cloud-based employee training platform.

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While a sprawling enterprise, TCS is intent on maintaining its long-standing culture as an engineering shop first and foremost. The company works hard to retain its engineering talent, in part by providing intensive ongoing training to ensure its 400,000 employees remain up-to-speed on the latest technologies. Its staff attrition rate is only 11% a year, among the lowest in an industry known for high turnover.

With 24,000 employees, EPAM is considerably smaller than TCS. It focuses primarily on high-end systems development. Shortly after its founding in 1993, the company was hired by SAP and other tech giants to assist with application development. While headquartered in Pennsylvania, most of EPAM’s assets (over 90%) are in EM and frontier-market countries. The majority of its engineering talent is based in the Eastern European hubs of Minsk and Kiev.

TEN LARGEST HOLDINGS at April 30, 2019
COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEZX	ADVISOR HLEMX

TSMC	INFO TECHNOLOGY	TAIWAN	4.7	4.7

TENCENT	COMM SERVICES	CHINA	4.4	4.4

SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	4.3	4.3

ALIBABA	CONS DISCRETIONARY	CHINA	3.8	3.8

LUKOIL	ENERGY	RUSSIA	2.6	2.6

AIA GROUP	FINANCIALS	HONG KONG	2.6	2.6

SBERBANK	FINANCIALS	RUSSIA	2.5	2.5

NOVATEK	ENERGY	RUSSIA	2.4	2.4

HDFC CORP	FINANCIALS	INDIA	2.1	2.1

LG HOUSEHOLD & HEALTH CARE	CONS STAPLES	SOUTH KOREA	2.1	2.1

EPAM business is organized according to the industries it serves, including financial services, travel, health care, and software. The cutting-edge work it does in the latter in particular provides insights on technology trends and advanced applications that it applies to other industries. Digital transformation projects represent the majority of the work EPAM does for clients, which include such Fortune 100 businesses as Barclays, Coca-Cola, Google, and Southwest Airlines. The company’s quarterly revenue growth year-over-year has been in excess of 20% over the past seven years.

⬛	PORTFOLIO HIGHLIGHTS

New holdings added this period include TCS, discussed above, and Techtronic Industries (TTI), an innovative cordless-tool maker, headquartered in Hong Kong but whose factories are concentrated in China. The extended transition from corded to cordless power tools, e.g., drills, sanders, and saws, has been a significant source of growth for manufacturers. Thanks to recent innovations in lithium-ion batteries, cordless tools are now powerful and reliable enough for the most demanding construction and industrial tasks. Professional contractors are going cordless. Global sales for battery-powered tools are forecast to increase 6% per year through 2021 compared with 4% for power tools overall.

TTI’s brands include familiar names like Ryobi, Homelite, and Milwaukee. Milwaukee was the first to make tools powered by lithium-ion batteries, in 2005, and it has been improving the technology ever since. Last year, it introduced a battery pack that delivers 50% more power and runs 33% longer on a charge than its previously top-of-the-line product. The proprietary battery packs do not just make work easier for contractors but also lock them into Milwaukee’s compatible products.

TTI’s balance sheet has more cash than debt, and revenues have risen at an annual rate of 7% over the past 10 years. Over 75% of its sales are in North America, supported by relationships with major retailers like Home Depot. Developing countries are a small but growing market for TTI, which recently reported sales gains in Russia and China.

We also increased the Portfolio’s position in Mexico’s FEMSA, owner of a 47% stake in Coca-Cola FEMSA, the worlds largest Coke bottler by volume. FEMSA also owns the OXXO convenience store chain, now the third-largest retailer in Mexico with over 11 million customers per day. OXXOs scale gives it buying power similar to Walmart de México, Mexicos largest retailer. OXXO stores are not just shops but also popular service centers where customers can make routine commercial transactions, such as paying utility and phone bills. FEMSA is pursuing various other growth opportunities as well. It launched a joint venture with Amazon so that online shoppers can pick up their orders in OXXO stores. FEMSA is also one of Latin Americas largest drug-store operators with a significant presence in Chile, Colombia, and Peru.

We completed sales of Argentina’s Banco Macro and Chinese pharmaceutical company Jiangsu Hengrui. Banco Macro’s shares rallied in January following polls showing President Mauricio Macri’s public support remained strong despite the country’s deteriorating economy. They were also bolstered by the Fed’s pause in rate-raising, which helped Argentina and other countries burdened by substantial external debt and financing needs. When the shares exceeded the level we felt was reflective of their discounted present value taking into account the lingering political and economic risks, we chose to exit the position.

Jiangsu Hengrui is arguably the highest-quality drug manufacturer in China, but in our view its shares had become too expensive in light of increasing regulatory risks. Although many of the company’s products are innovative and less subject to price competition, they are not entirely insulated from regulators’ brute efforts to lower drug prices. Following a sharp rally in the shares, we exited our position. We continue to hold relatively small positions in two still-attractively valued Chinese pharmaceutical companies, Sino Biopharmaceutical and CSPC Pharmaceutical Group.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolios.

23

PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER

BABATUNDE OJO, CFA
CO-LEAD PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

For the Frontier Emerging Markets Portfolio, the Institutional Class I rose 9.04%, the Institutional Class II rose 9.33%, and the Investor Class rose 8.84% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, rose 9.91% (net of source taxes).

⬛	MARKET REVIEW

Frontier Emerging Market (FEM) stocks sold off in November and December and then bounced back in 2019, posting solid gains for the trailing six-month period ended April 30. Several of the issues that panicked investors towards the end of 2018 appeared to ease in the beginning of 2019. In Washington and Beijing, trade negotiators backed off threats to impose additional tariffs and described the ongoing talks as promising. The Fed’s decision to slow the pace of rate hikes supported global commodity prices and boosted most FEM currencies.

In Washington and Beijing, trade negotiators backed off threats to impose additional tariffs and described the ongoing talks as promising.

By region, the oil-rich Gulf States performed best amid a 40% jump in the price of Brent crude during the first four months of 2019. In December, Organization of the Petroleum Exporting Countries (OPEC) and a group of 10 oil-producing nations agreed to cut daily production by 1.2 million barrels; by February the coalition had largely reached its goal. In addition to the oil price rise, Kuwait continued to enjoy a tailwind from index sponsor FTSE’s upgrading of the market from frontier to emerging status in 2018. MSCI, the other major index sponsor, announced that it may follow FTSE’s lead in 2019. Kuwait accounts for about 80% of the Gulf region’s weight in our benchmark index. Asia also rose with the strong performance of the Philippine market.

FUND FACTS at April 30, 2019

TOTAL NET ASSETS			$371.8M

SALES CHARGE			NONE

NUMBER OF HOLDINGS			64

TURNOVER (5 YR. AVG.)			29%

REDEMPTION FEE			2% FIRST 90 DAYS

DIVIDEND POLICY			ANNUAL

	INSTITUTIONAL INVESTORS		INDIVIDUAL INVESTORS

	INST CLASS I	INST CLASS II	INVESTOR CLASS

TICKER	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

INCEPTION DATE	5/27/2008	3/1/2017	12/31/2010

MINIMUM INVESTMENT[1]	$100,000	$10,000,000	$5,000

NET EXPENSE RATIO	1.62%	1.35%[2]	2.00%[2]

GROSS EXPENSE RATIO	1.62%	1.56%	2.06%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

Europe and the Middle East were the two worst-performing regions. Currency depreciation dragged on Europe’s dollar-based performance; the euro fell 1% against the greenback. Romania’s market see-sawed throughout the period as investors reacted to speculative media reports on the government’s negotiations over its proposed new taxes on banks. In late March the government published a new proposal calling for tax rates significantly lower than in its original plan. Stock prices reacted positively, though not enough to offset earlier declines. The Middle East, which accounts for less than 2% of the MSCI FEM index, was the only region to fall in the period. Investors worried about Lebanon’s inability to form a government that can enact much-needed fiscal reforms for the heavily indebted country.

By sector, Information Technology (IT) performed best, mainly due to the 63% rise in the share price of Globant, an Argentine information technology services consultant. Amid a surge in demand for Globant’s specialized and sophisticated digital services, it announced better-than-expected profits. Over the past five years, it has grown its revenue and profit at compound annual rates of 27% and 30%, respectively, and it expects growth to remain above 20% for the foreseeable future. Globant benefits from persistent weakness of the Argentine peso: it earns more than 85% of its revenue in US dollars while 25% of its costs are in pesos. Cyclical sectors Real Estate, Industrials, and Financials also outperformed the index.

Energy was the period’s worst-performing sector by far. Brent crude prices plummeted 30% in November and December due to excess supply and fears of weakening demand from China and

24

PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019							for periods ended April 30, 2019

	1	3	5	10	SINCE INCEPTION*			1	3	5	10	SINCE INCEPTION*
	YEAR	YEARS	YEARS	YEARS	May-08	Mar-17	Dec-10	YEAR	YEARS	YEARS	YEARS	May-08	Mar-17	Dec-10

FRONTIER EM PORTFOLIO – INST CLASS I	-12.68	5.58	-0.96	8.49	-0.99			-8.78	4.83	-1.59	7.46	-0.79

FRONTIER EM PORTFOLIO – INST CLASS II	-12.35	—	—	—		5.73		-8.53	—	—	—		6.53

FRONTIER EM PORTFOLIO – INVESTOR CLASS	-12.86	5.19	-1.33	—			1.05	-9.16	4.43	-1.96	—			1.28

MSCI FRONTIER EM INDEX	-8.00	5.81	0.31	7.65	—	5.76	1.52	-6.93	5.02	-0.61	6.57	––	5.74	1.55

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

elsewhere. The rebound in crude prices in the first few months of 2019 was not enough to overcome Energy’s losses from earlier in the six-month period. Utilities posted negative returns in the period, largely attributed to significant declines in Argentine utility companies due to the peso’s weakness.

⬛	PERFORMANCE ATTRIBUTION

By sector, our good stock selection in Consumer Discretionary contributed the most to relative performance. Jarir Marketing, a Saudi-based retailer of books, office supplies, and consumer electronics, saw increased demand in the last six months of 2018. Jarir has also successfully reduced its costs by favorably renegotiating supplier contracts. Philippine restaurant chain operator Jollibee Foods reported strong sales, particularly outside its home market. Our overweight to the outperforming IT sector also helped relative performance.

Our stock selection in Materials was poor. Vietnamese steel producer Hoa Phat Group reported that its input costs rose significantly due to the surging price of iron ore. Our underweight and poor stock selection in the strongly performing Real Estate sector also detracted.

By region, stocks in Latin America helped relative returns, especially Globant. Good returns were slightly offset by Colombian oil producer Ecopetrol.

Stocks in Africa also contributed. Egyptian snack food maker Edita Food Industries performed well as the company’s croissant and rusk businesses reported strong volume growth. Kenyan wireless telecom operator Safaricom also performed well despite sluggish voice growth. Its MPesa mobile payment business reported strong results due to growth in transactions and average revenue per user.

Nostrum Oil & Gas, which is based in Kazakhstan but listed in the UK, was a significant detractor in the period. The company produced less oil than expected due to technical problems in some of its wells. Poor stock selection in Asia also hurt performance, primarily due to Hoa Phat Group.

⬛	PERSPECTIVE AND OUTLOOK

The Philippines’ Consumption-Led Growth Appears Durable

Since 2010, the Philippine economy has grown about 6% a year on average, boosting living standards and personal incomes throughout the country. Sensible government policies laid the foundation for this economic growth and are sustaining it. Over 30 years, successive administrations privatized state-owned industries, invested in education and health care, and spent heavily to modernize and maintain infrastructure. In 2018, government spending on infrastructure reached 5% of GDP, up from only 2% in 2010. The International Monetary Fund (IMF) projects that rapid economic growth will continue for at least the next five years as infrastructure spending rises to 6% of GDP and government initiatives to encourage private investment in rural development bear fruit. In January 2018, lawmakers cut personal tax rates, further boosting households’ disposable incomes.

Growth of the economy has raised per capita income, from US$1,000 in 1998 to over US$3,000 in 2018, and spurred consumption. About 70% of the country’s GDP is represented by private consumption, which has grown 6% annually over the last five years. Filipinos are spending their higher incomes on more restaurant dining, branded clothing, cars, and home improvements. They increasingly favor shopping malls and supermarkets for their quality and variety of products over traditional wet markets and neighborhood convenience stores. And Filipinos are opening bank accounts and taking out loans for big-ticket items. Over 18% of our Portfolio is currently invested in the Philippines, where we have identified many high-quality companies that are likely to benefit from consumption growth as the economy continues to develop.

Over the last five years, for example, quick-service restaurant chain Jollibee Foods has grown its revenue and profit at annual rates of 15% and 12%, respectively. The company, which has about 60% share of the fast-food market, commands strong loyalty from young Filipinos––a large group in a population whose median age is 24. Jollibee offers Filipinos’ palettes a diverse menu at affordable prices. One of its most popular dishes is its “Chicken-joy” spicy fried chicken. The company’s financial strength allows it

25

to invest to capture an even greater share of the food-service market. It’s opening new restaurants, renovating existing ones, and building infrastructure to support them all. Management expects to continue to grow same-store sales by two percentage points above inflation each year by renovating restaurants and innovating menu choices to increase store traffic.

Currently, modern shops account for only 30% of the Philip-pines’ total retail sales, far lower than the 70% for developed Asian economies like South Korea and Japan. The figures will surely converge over time, to the benefit of Robinsons Retail, which operates a wide variety of branded stores, including supermarkets, hardware stores, pharmacies, and department stores. Its large scale is a competitive advantage: with 2,000 stores, it can negotiate large discounts from suppliers and offer its customers a wider variety of quality products at better prices than traditional retail formats. Robinsons Retail works closely with Robinsons Land, its real estate affiliate, to secure attractive new store locations. Robinsons Retail’s sales and profit have grown at compounded annual average rates of 14% and 13%, respectively, over the last five years, propelled by both same-store sales growth and expansion of its store network, which the company plans to continue.

Property developers are another category benefiting from rising household incomes. The industry is highly concentrated, with the top six developers accounting for 80% of residential property sales, which has not only helped keep supply in balance with demand but also limited competition on price. Residential properties in the Philippines are built by the developers for outright sales. We chose SM Prime Holdings over its rivals because we prefer the higher mix of commercial assets, which are built to lease, in its portfolio. Shopping malls, offices, and convention centers account for 80% of the company’s operating profit. Such properties provide stable growth and recurring cash flows compared with the residential properties sold by its rivals. SM Prime dominates the country’s malls segment, with 50% market share in terms of gross floor area. SM Prime has grown its revenue and profit at compounded annual average rates of 12% and 15%, respectively, over the last five years. The company plans to increase mall gross floor area by an average of 6% over the next

GEOGRAPHIC EXPOSURE (%) at April 30, 2019

REGION	PORTFOLIO	BENCHMARK[1]

AFRICA	17.4	14.6

ASIA	31.6	36.1

EUROPE	6.4	4.9

GULF STATES	18.6	16.1

LATIN AMERICA	24.3	26.7

MIDDLE EAST	0.0	1.6

DEVELOPED MRKTS LISTED[2]	0.5	—

CASH	1.2	—

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK[1]

COMMUNICATION SERVICES	6.8	7.5

CONSUMER DISCRETIONARY	10.5	1.8

CONSUMER STAPLES	15.5	6.1

ENERGY	5.0	5.0

FINANCIALS	34.4	46.4

HEALTH CARE	4.7	1.5

INDUSTRIALS	5.2	8.6

INFORMATION TECHNOLOGY	3.8	1.2

MATERIALS	6.9	6.5

REAL ESTATE	6.0	11.8

UTILITIES	0.0	3.6

CASH	1.2	—

1MSCI Frontier Emerging Markets Index.

two years, including opening malls in underserved provinces. It is also pioneering e-commerce, which is in its infancy in the Philippines. SM Prime has developed technology that will allow customers to order online for pickup at a store; management expects the service to be complementary rather than disruptive to its malls. Residential property developers are also reporting higher sales for houses and apartments as the number of workers and their incomes rise. As many as 90% of new buyers take out mortgages to finance their new homes, representing a huge opportunity for banks.

We own three banks in the Philippines—BDO Unibank, BPI, and Security Bank. Their loan books are growing, not just for homes but also for cars and other large purchases such as appliances. All have strong management teams experienced in assessing credit risks. Each will likely participate in financing some of the infrastructure projects that are part of the government’s public-private-partnership campaign. While their extensive branch networks are the source of their cheap current account and saving deposits today, all are investing in digital technologies such as mobile banking apps to serve their customers better and to attract a new generation of customers. We expect their profits to continue to grow at double-digit rates for the foreseeable future.

⬛	PORTFOLIO HIGHLIGHTS

We are careful about the prices we pay for the quality-growth companies we identify, sometimes waiting years for share prices to fall below our estimates of fair value before buying. Consumer-facing companies in rapidly growing markets have been particularly expensive in recent years. The sell-off in 2018 created an opportunity to increase our exposure to them.

In January, we initiated a position in Edita Food Industries, Egypt’s leading producer of packaged cakes, croissants, and rusks. We began covering the company in 2015 but were unwilling

26

to pay the premium valuation commanded by the shares. Edita, which has been in business for more than two decades, sells Twinkies, Molto, and other snacks that are in high demand among Egypt’s young, fast-growing population of 97 million people. Edita has a strong track record of generating strong earnings growth even during difficult economic times. Amid soaring inflation and a currency devaluation in 2016, it maintained its margins by cutting costs and raising prices. We believe a rebound in consumer spending will propel Edita’s future growth.

We also added to our position in Herfy Food Services, Saudi Arabia’s leading hamburger chain. In December, its shares plummeted 50% from their high in May 2015 due to the severe impact of low oil prices on Saudi household consumption. We are seeing signs of a turnaround in consumer spending, thanks to rising oil prices, increased government spending, and higher rates of employment of Saudi nationals, including women.

In Financials, we increased our positions in Nigeria’s Guaranty Trust Bank (GTB) and Zenith Bank. Shares of these high-quality banks appear to us to be bargains, trading at 5x and 4x earnings, respectively. Nigeria offers significant opportunity for credit growth: private sector outstanding loans account for only 15% of GDP, compared with the EM average of 104%. GTB and Zenith have strong balance sheets and appear poised to capitalize on this growth opportunity.

We sold two companies this period out of concern with management quality. In Nigeria, we sold Access Bank after the company prioritized market share over profitability. In December, Access announced its intention to buy Diamond Bank to become the largest bank in the country. We believe Diamond’s insufficient capital base and high non-performing loans will strain Access Bank’s balance sheet. We also exited our position in Nostrum Oil & Gas, a Kazakhstan-based energy company whose shares trade in London. Its management has guided down production targets repeatedly and delayed the commissioning of a gas treatment unit that was expected to double production volumes. They also appear to lack the capabilities to resolve technical issues like water flooding oil wells.

We significantly reduced our position in Dubai’s Emaar Properties. Although Emaar continues to take market share from its rivals due to its superior brand and capacity to provide flexible financing terms, we believe that growth will be increasingly difficult to achieve. Demand for real estate is likely to remain weak in the United Arab Emirates (UAE) due to the impact of low oil prices on business activity, and because many high-earning expatriate workers have lost their jobs and left the country.

TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	COUNTRY	%

JARIR MARKETING	SAUDI ARABIA	4.9

AL RAJHI BANK	SAUDI ARABIA	4.5

SM PRIME HOLDINGS	PHILIPPINES	4.5

SAFARICOM	KENYA	4.3

JOLLIBEE FOODS	PHILIPPINES	4.2

CREDICORP	PERU	3.9

HOA PHAT GROUP	VIETNAM	3.7

NATIONAL BANK OF KUWAIT	KUWAIT	3.6

GLOBANT	ARGENTINA	3.3

ALICORP	PERU	3.2

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

27

PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA

PORTFOLIO MANAGER

ANDREW WEST, CFA

PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

For the Global Equity Research Portfolio, the Institutional Class rose 12.26% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolio’s benchmark, the MSCI All Country World Index (ACWI), rose 9.37% (net of source taxes).

⬛	MARKET REVIEW

Global stock markets sold-off in November and December and then rebounded sharply, ending the first half of the fiscal year with a solid net gain. The sell-off in late 2018 was led by double-digit declines in developed market equities amid worries that a global recession looms, and that the US-China tariff dispute could escalate. Emerging markets (EMs), weak all year, fell less in the decline than developed markets, aided in part by rebounds in the weakest countries and currencies.

At the turn of the year, investor sentiment was buoyed by progress in US-China trade negotiations and signals that the US Federal Reserve will pause hiking interest rates. All sectors and regions ended the first half of the fiscal year in positive territory.

Signs of a global economic slowdown appeared throughout the period. In the US, GDP growth forecasts were revised downward. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. In Europe, EU officials predicted GDP growth would slow this year to 1.3%, from 1.9% in 2018. Germany’s manufacturing sector abruptly contracted, and the country’s export sales and orders declined at the fastest rate since the financial crisis in 2008. In Italy, weak business and consumer confidence, precipitated by its populist government’s budget standoff with the EU, sent the country into recession. European economists were increasingly concerned about the bloc slipping, Japan-style, into a liquidity trap, where monetary policy loses its ability to stimulate economic growth because would-be lenders fear ultralow rates are unsustainable.

Central banks reacted to the downbeat economic data. After downgrading its GDP forecast for 2019, the Fed signaled that December’s rate hike would be its last for a while, and Chairman Jerome Powell

FUND FACTS at April 30, 2019

TOTAL NET ASSETS	$6.8M

SALES CHARGE	NONE

NUMBER OF HOLDINGS	261

TURNOVER (5 YR. AVG.)	-

REDEMPTION FEE	2% FIRST 90 DAYS

DIVIDEND POLICY	ANNUAL

INSTITUTIONAL INVESTORS

INSTITUTIONAL CLASS

TICKER	HLRGX

CUSIP	412295792

INCEPTION DATE	12/19/2016

MINIMUM INVESTMENT[1]	$100,000

NET EXPENSE RATIO[2]	0.80%

GROSS EXPENSE RATIO	2.54%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

announced a halt to the planned reduction of the Fed’s US$4 trillion balance sheet, supporting market liquidity. Bond yields in both developed and emerging markets fell markedly in response. The European Central Bank followed suit, extending its time horizon for keeping interest rates low and offering additional cheap funding for banks. China, too, announced measures to lower borrowing costs and encourage loan growth.

The US-instigated trade war, which left stock markets battered and bruised in 2018, appeared to take a favorable turn. For much of last year, companies fearful of escalation that would disrupt their global supply chains were discouraged from making fixed-capital investments. In a reversal over the past few months, hopes for trade peace have risen, as both the US and China signaled an eagerness to reach an accord and reported progress in their negotiations.

By sector, Information Technology (IT) and Real Estate performed best. Communication Services also did well, especially Asian internet and media stocks, which returned to the winners’ circle after falling steadily for most of last year, helped in part by China’s decision to end its moratorium on new video game approvals. The Energy sector lagged along with oil prices; although the stocks rebounded with the price of oil from December lows.

In terms of geography, the strong rebounds in Hong Kong and in China boosted returns in Pacific ex-Japan and EM. Japan was the weakest region.

28

 PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019				for periods ended April 30, 2019

	CALENDAR YTD	1 YEAR	SINCE INCEPTION	*	CALENDAR YTD	1 YEAR	SINCE INCEPTION	*

GLOBAL EQUITY RESEARCH PORTFOLIO – INSTITUTIONAL CLASS	12.92	4.36	14.41		17.19	8.92	15.68

MSCI ALL COUNTRY WORLD INDEX	12.17	2.60	10.57		15.96	5.06	11.75

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

⬛	PERFORMANCE ATTRIBUTION

Stock selection, dictated as always by our analysts’ recommendations, was the main source of outperformance in the trailing six months. We had particularly strong relative returns in Financials, IT, Consumer Staples, and Materials.

In Financials, Bank Central Asia reported near the beginning of the period strong corporate and commercial loan growth, and AIA Group and Ping An Insurance participated in the strong rebound of stocks tied to China. In IT, Argentine tech services consultant Globant announced better-than-expected profits amid a surge in demand for its specialized and sophisticated digital services. Canadian roadside retailer Alimentation Couche-Tard and Bel-gium-based Anheuser-Busch InBev contributed to our returns in Consumer Staples. In Materials, US industrial gases company Air Products and Chemicals contributed to relative returns.

In Energy, many of our stocks detracted as they had yet to regain from declines in oil prices in late 2018. Canadian natural gas producer Encana detracted the most. Our modest weight in cash also hurt relative returns in the period.

By geography, the Portfolio benefited most from strong stock selection in the US. Top contributors included Colgate Palmolive and Workday. Shares of water, hygiene, and energy technology and services company Ecolab also rose after investors reacted positively to the announcement that the company would exit its upstream energy business in order to limit the cyclical risk from energy exposure.

Stocks in Pacific ex-Japan also contributed to outperformance. Hong-Kong holdings Sands China and Techtronic Industries led relative returns. Our EM holdings also helped in the period. In China, private education provider New Oriental Education reported better-than-expected sales and enrollment growth for its tutoring programs. ICTSI and Bank Central Asia boosted returns in the Philippines and Indonesia, respectively.

In Europe outside the eurozone, Swiss hearing aid manufacturer Sonova and consumer good company Nestlé contributed to our relative outperformance. UK-based steam systems specialist Spirax-Sarco Engineering also contributed, after reporting solid growth in organic sales and operating profit. The Portfolio’s overweight to Pakistan detracted in the period. Stocks in the country (Pakistan Petroleum, Oil & Gas Development Co., and Engro) fell amid economic weakness and difficult negotiations with the IMF over its bailout package.

⬛	PERSPECTIVE AND OUTLOOK

We often review in these letters one or two of the tenets of our investment philosophy or aspects of our process, illustrating our points with examples from our recent purchases or current portfolio holdings. A shortcoming of this didactic approach is that, of course, our process rejects far more companies than it ultimately embraces. So, in this letter, we focus on a pair of companies that you will not find among our holdings: One that has been publicly traded for almost a century while the other made its public debut just in the last few weeks. Illustrating a few things we try to avoid, food giant Kraft Heinz and ride-sharing service Lyft serve as useful case studies of companies that our investment process has deterred us from owning.

In mid-February, Kraft Heinz announced a US$15 billion write down of the value of its iconic Kraft and Oscar Mayer brands, telling investors that it needed to spend much more heavily on innovation and marketing of those brands to revive their sales and their power to achieve premium prices. As investors took stock of the implications of much lower profit margins and a slashed dividend, the share price of this ostensibly “defensive” company tumbled more than 25% in one day. The shares now trade at just half the price they did 15 months ago.

Harding Loevner, in the person of our food-and-beverage analyst Rick Schmidt, deemed Kraft Heinz unqualified for investment according to our growth and quality criteria. In early 2015, he watched Kraft fall under the control of Heinz and the Brazilian investment group 3G Capital, backed by Warren Buffett’s Berk-shire Hathaway. 3G’s playbook involves relying on the strength of its holdings’ existing brands, and ruthlessly cutting costs, taking money out of the business, and distributing it to shareholders. While this strategy may prove fruitful initially, Kraft’s brands lost market share and found it difficult to grow and launch new innovations, struggling under debt Kraft had taken on to make further

29

acquisitions. Kraft Heinz’s write-down vindicated our decision to forego the generous share buybacks and dividends financed by the higher margins that cost-cutting could deliver in the short or even the medium term.

Instead, we have favored Staples companies whose managements still aimed to grow their top lines, by developing their markets through marketing, investing in R&D, and expanding into developing economies. One such company is Nestlé, which we have owned in the Portfolio since the inception of the strategy. Nestlé spends more than US$1.5 billion dollars a year on R&D and has consistently spent almost 2% of revenues on innovation. Nestlé has steadily built its presence in developing markets over many years, and now garners more than 40% of its sales from emerging markets, where the population is generally younger, growing, and enjoying rising disposable incomes—all tailwinds for achieving organic growth. It frequently acquires emergent brands to open new avenues of growth that are complementary to its existing product or distribution strengths, such as the Starbucks brand for packaged coffee sold outside of the eponymous coffee shops. Nestlé has also invested heavily in its online presence and has doubled its sales via e-commerce in the last five years, to almost 7% of its total sales last year. At the cost of more modest operating profit margins, fully a quarter lower than those of Kraft before February’s “reset,” Nestlé has managed to keep growing its revenues, profits, and dividends. Its share price has ultimately followed, regaining its 25-year record of compound returns to its investors above 10%. By comparison, the MSCI All Country World Index has returned just under 7% over the same period.

The second illustrative event this half of the fiscal year was the successful US$2.3 billion initial public offering (IPO) of Lyft, the company behind the ride-sharing platform. As is our custom, we pay attention to some IPOs and assiduously scour offering documents for industry and business model insights, but we rarely participate in such offerings. Our investment process requires we achieve a deep understanding of a company’s business model and long-term growth potential, based in part on our analysis of a company’s history of disclosures and track record of success. This depth of understanding is generally difficult to achieve for IPOs.

 GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]

CANADA	1.9	3.0

EMERGING MARKETS	19.7	11.6

EUROPE EMU	8.5	9.7

EUROPE EX-EMU	12.8	9.2

FRONTIER MARKETS[2]	0.2	—

JAPAN	9.3	7.1

MIDDLE EAST	0.8	0.2

PACIFIC EX-JAPAN	3.9	3.8

UNITED STATES	40.6	55.4

CASH	2.3	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

 SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK	[1]

COMM SERVICES	6.0	8.9

CONSUMER DISCRETIONARY	11.1	11.0

CONSUMER STAPLES	12.2	8.2

ENERGY	3.2	6.1

FINANCIALS	15.3	17.0

HEALTH CARE	10.9	11.0

INDUSTRIALS	13.0	10.5

INFORMATION TECHNOLOGY	19.0	16.1

MATERIALS	6.1	4.8

REAL ESTATE	0.5	3.2

UTILITIES	0.4	3.2

CASH	2.3	—

1MSCI All Country World Index.

Private companies do not hold themselves to the same level of disclosure that laws and customs require of public companies. Thus we were not buyers in the IPO, choosing to leave the potential first-day “pop” in the share price to others.

In Lyft’s case, the disclosures the company offered made clear that, however rapid the growth of revenues so far and attractive the model could turn out to be, the business is still loss-making—and substantially so: Lyft lost 43 cents for every dollar of revenue it earned last year. In its quest to grow and to compete against first-mover Uber, Lyft subsidizes fares and shares a larger portion of those reduced ride revenues with drivers in order to keep drivers plentiful and prowling for customers. All that is fine, and it is easy to extrapolate current growth to a point where the company would be highly profitable if things went its way. But it’s not for us. We like to see a track record of profitable growth and make arguments for why that shouldn’t change, instead of a track record of losses with arguments for why it will be different in the future.

Lyft notwithstanding, we do like the value proposition that ride-hailing platforms offer to both customers and independent drivers. And we understand the powerful self-reinforcing benefits that can accrue to platforms as they gain customers. One of our holdings—Russian internet search giant Yandex—has built that country’s largest ride-hailing business. Yandex’s strong profitability from online search in Russia, where it has edged out Google as the dominant search engine, allowed it to bankroll Yandex Taxi while still delivering profits overall. The company’s willingness to fight for critical mass and its ability to finance the resulting losses helped it win a brutal battle for dominance of Russia’s ride-hailing market against Uber. When Uber suffered management turmoil at home in the US, Yandex Taxi capitalized on its rival’s setback, merging Uber’s loss-making Russian subsidiary into its own business. Once having vanquished its most formidable competitor, Yandex Taxi stanched its losses by slashing rider subsidies. Scott Crawshaw, co-lead portfolio manager of our Emerging Markets Equity strategy, uncovered on a trip to Moscow in March that the business is already profitable in its home market.

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Nor are we averse to companies that are trying to enable autonomous-driving vehicles, which Lyft and Uber see as the natural evolution of their ride-hailing platforms. But rather than Lyft or Uber, we bought WABCO, the former Westinghouse Air Brake Company, whose focus on braking and steering components for the trucking industry has led it to develop software for autonomously guided trucks. Yet, unlike Uber and Lyft, WABCO has remained highly profitable, with stable profit margins in the teens. Unfortunately, WABCO has several potent competitors in this field, including Tesla, Uber, and Alphabet’s Waymo. In March, WABCO agreed to be acquired by the German car parts maker ZF Friedrichshafen, citing the need for deeper pockets to sustain the required investment in its new products.

By design, our process requires consummated investments to meet a number of criteria, not just one. Kraft had steady profitability and a reasonably sound balance sheet, but few avenues of growth. Lyft achieves plenty of growth but cannot do so without resorting repeatedly to capital markets to fund the subsidies and advertising needed to drive that growth; it has not yet managed to attain profits from its sole current line of business. We’re seeking growing, sustainably profitable businesses, whose managements have the vision to risk investment in future growth that doesn’t depend on uninterrupted access to fickle capital markets.

⬛	PORTFOLIO HIGHLIGHTS

The Global Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. During the trailing six months, which were marked by periods of significant market decline, our analysts recommended buying 45 companies and selling 43 holdings. In addition to responding to changes in the analysts’ ratings, we also adjusted individual position weights periodically to maintain our desired risk profile (moderately below-market volatility and moderate tracking error).

New analyst recommendations (both upgrades and downgrades) resulted in a modest increase in the allocation to IT in the Portfolio and a reduction in our Health Care and Consumer Discretionary investments compared with end of the last fiscal year.

Several of our new IT holdings are domiciled in EMs, including Tata Consultancy Services (TCS). The Indian technology company enjoys a strong reputation for its ability to execute large-scale IT projects, and its workforce of over 400,000 people provides it with scale advantages unmatched by most peers. As businesses worldwide in all industries initiate large and complex digital initiatives, we expect demand for TCS’s services to continue to grow. We also established positions in electronics contract-manufacturer Hon Hai Precision and analog chip-maker Silergy (both of Taiwan). In developed markets, we bought Infomart, a Japanese e-commerce company that serves the restaurant industry. We sold two IT companies whose shares had become overly expensive: Argentine technology consultant Globant and Netherlands-based payment-services provider Adyen.

TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	SECTOR	COUNTRY	%

PROCTER & GAMBLE	CONS STAPLES	US	1.2

DISNEY	COMM SERVICES	US	1.2

MCDONALD’S	CONS DISCRETIONARY	US	1.1

ROPER	INDUSTRIALS	US	1.1

JPMORGAN CHASE	FINANCIALS	US	1.1

ECOLAB	MATERIALS	US	1.1

ALLEGION	INDUSTRIALS	US	1.1

GARTNER	INFO TECHNOLOGY	US	1.1

RESMED INC	HEALTH CARE	US	1.0

FIRST REPUBLIC BANK	FINANCIALS	US	1.0

In the period, our weight in Health Care fell 300 basis points, moving the Portfolio from an overweight to a slight underweight position relative to the benchmark. We sold German dialysis company Fresenius SE. The company’s profits have been hurt by new hospital regulations in Germany that require more nurses to be present during dialysis procedures. We also sold AmerisourceBergen, a US drug wholesaler, whose growth prospects are dimmed by reforms in pharmacy rebate practices and the backlash against widespread opioid prescription abuses. We purchased Dechra Pharmaceuticals, a UK-based maker of veterinary drugs. The company’s competitive advantages include its strong R&D capabilities, regulatory expertise, and brand recognition among vets. We expect Dechra will benefit as owners continue to increase spending on their pets.

In Consumer Discretionary, we sold four Chinese companies—tutoring services provider TAL Education, branded sportswear company ANTA Sports, e-commerce retailer JD.com, and online job portal 51job Inc.—due to high valuation after a period of outperformance.

By geography, our weight in Frontier and Emerging Markets and the US declined while our weight increased in Pacific ex-Japan and the eurozone. In the eurozone, we added to our positions in Fuchs Petrolub, Henkel, and Banco Santander. We also purchased French biopharma-equipment supplier Sartorius Stedim Biotech.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA
PORTFOLIO MANAGER

ANDREW WEST, CFA
PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

For the International Equity Research Portfolio, the Institutional Class gained 11.33% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, gained 9.12% (net of source taxes).

FUND FACTS at April 30, 2019

TOTAL NET ASSETS		$12.2M

SALES CHARGE		NONE

NUMBER OF HOLDINGS		191

TURNOVER (5 YR. AVG.)		—

REDEMPTION FEE		2% FIRST 90 DAYS

DIVIDEND POLICY		ANNUAL

	INSTITUTIONAL INVESTORS

	INST CLASS	INST CLASS Z

TICKER	HLIRX	HLMZX

CUSIP	412295826	412295743

INCEPTION DATE	12/17/2015	—

MINIMUM INVESTMENT[1]	$100,000	$10,000,000

NET EXPENSE RATIO	0.75%	0.75%[2]

GROSS EXPENSE RATIO	1.73%	1.83%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

⬛	MARKET REVIEW

International stock markets sold-off in November and December and then rebounded sharply, ending the first half of the fiscal year with a solid net gain. The sell-off in late 2018 was led by double-digit declines in developed market equities amid worries that a global recession looms, and that the US-China tariff dispute could escalate. Emerging markets (EMs), weak all year, fell less in the decline than developed markets, aided in part by rebounds in the weakest countries and currencies.

At the turn of the year, investor sentiment was buoyed by progress in US-China trade negotiations and signals that the US Federal Reserve will pause hiking interest rates. All sectors and regions ended the first half of the fiscal year in positive territory.

Signs of a global economic slowdown appeared throughout the period. In China, retail sales and manufacturing activity fell amid a sharp decline in bank lending. In Europe, EU officials predicted GDP growth would slow this year to 1.3%, from 1.9% in 2018. Germany’s manufacturing sector abruptly contracted, and the country’s export sales and orders declined at the fastest rate since the financial crisis. In Italy, weak business and consumer confidence, precipitated by its populist government’s budget standoff with the EU, sent the country into recession. European economists were increasingly concerned about the bloc slipping, Japan-style, into a liquidity trap, where monetary policy loses its ability to stimulate economic growth because would-be lenders fear ultralow rates are unsustainable.

Central banks reacted to the downbeat economic data. After downgrading its GDP forecast for 2019, the Fed signaled that

December’s rate hike would be its last for a while, and Chairman Jerome Powell announced a halt to the planned reduction of the Fed’s US$4 trillion balance sheet, supporting market liquidity. Bond yields in both developed and emerging markets fell markedly in response. The European Central Bank followed suit, extending its time horizon for keeping interest rates low and offering additional cheap funding for banks. China, too, announced measures to lower borrowing costs and encourage loan growth.

The US-instigated trade war, which left stock markets battered and bruised in 2018, appeared to take a favorable turn. For much of last year, companies fearful of escalation that would disrupt their global supply chains were discouraged from making fixed-capital investments. In a reversal over the past few months, hopes for trade peace have risen, as both the US and China signaled eagerness to reach an accord and reported progress in their negotiations.

For much of last year, companies fearful of escalation that would disrupt their global supply chains were discouraged from making fixed-capital investments.

By sector, Real Estate and Information Technology (IT) performed best. Communication Services also did well, especially Asian internet and media stocks, which returned to the winners’ circle after falling steadily for most of last year, helped in part by China’s decision to end its moratorium on new video game approvals. The Energy sector lagged along with oil prices; although the stocks rebounded with the price of oil from December lows.

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PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019				for periods ended April 30, 2019

	1 YEAR	3 YEARS	SINCE INCEPTION	*	1 YEAR	3 YEARS	SINCE INCEPTION	*

INTL EQUITY RESEARCH PORTFOLIO – INSTITUTITONAL CLASS	-4.42	9.85	9.87		-0.44	10.39	10.82

MSCI ALL COUNTRY WORLD EX-US INDEX	-4.22	8.09	7.45		-3.23	8.09	8.10

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

In terms of geography, the strong rebounds in Hong Kong and in China boosted returns in Pacific ex-Japan and EM. Japan was the weakest region.

⬛	PERFORMANCE ATTRIBUTION

Stock selection, dictated as always by our analysts’ recommendations, was the main source of outperformance in the trailing six months. We had particularly strong relative returns in Financials, Industrials, IT, and Consumer Staples. In Financials, Bank Central Asia reported near the beginning of the period strong corporate and commercial loan growth, and AIA Group and Ping An Insurance participated in the strong rebound of stocks tied to China. Philippines-based port operator ICTSI led Industrials after its operating margins improved due to increased volumes and efficiencies in Argentinian, Colombian, and Australian ports. In IT, Argentine tech services consultant Globant announced better-than-expected profits amid a surge in demand for its specialized and sophisticated digital services. Canadian roadside retailer Alimentation Couche-Tard and Belgium-based Anheuser-Busch InBev contributed to our returns in Consumer Staples. The Portfolio’s stock selection in Consumer Discretionary detracted in the period. Shares of London-based online retailer ASOS fell after it lowered its revenue guidance in December amid weakening consumer confidence and other economic indicators.

By geography, the Portfolio benefited most from strong stock selection in Pacific ex-Japan. Hong-Kong holdings Techtronic Industries, ASM Pacific Technology, and AIA led relative returns. Our EM holdings also helped in the period. In China, private education provider New Oriental Education reported better-than-expected sales and enrollment growth for its tutoring programs. ICTSI and Bank Central Asia boosted returns in the Philippines and Indonesia, respectively. In Europe outside the eurozone, Swiss hearing aid manufacturer Sonova and UK-based steam systems specialist Spirax-Sarco Engineering contributed to our relative outperformance, with the latter reporting solid growth in organic sales and operating profit. The Portfolio’s overweight to Pakistan detracted in the period. Stocks in the country (Pakistan Petroleum, Oil & Gas Development Co., and Engro) fell amid economic weakness and difficult negotiations with the IMF over its bailout package.

⬛	PERSPECTIVE AND OUTLOOK

In a famous Monty Python sketch, a customer returns to a pet shop with his recently purchased—and clearly expired—Norwegian Blue parrot. The customer, played by John Cleese, complains that the stiff bird is “bereft of life” and “an ex-parrot.” But, to Cleese’s rising frustration, the shopkeeper repeatedly disputes his claim, insisting, “It’s not dead, it’s only restin’!”

Recently, we and other investors have had similar exchanges about the once-fast-growing and now seemingly moribund Consumer Staples companies: are their business models truly dead, or are they only resting, preparing to resume their historic rates of growth?

The Staples sector had been a reliable source of returns for investors for many decades thanks to secular growth trends in demand and a favorable competitive structure. In the developing world, industrialization, urbanization, and rising living standards created new and growing markets for packaged goods as people stopped growing their own food and came in time to value the convenience of buying and storing supplies and ingredients and, ultimately, prepared meals in boxes and cans. In developed economies, Staples companies benefited from consumers’ increased ability and willingness to pay for what they perceived to be higher-quality products. The dominant positions of the market leaders—many of them over 100 years old—have been protected by three barriers to entry that have made it difficult for newcomers to challenge them: the high costs of (i) creating and sustaining brand awareness (through advertising and marketing), (ii) achieving the massive scale needed to drive down manufacturing costs; and (iii) obtaining sufficient scarce shelf space in major retail chains. Facing therefore few new entrants and wielding strong influence over their distribution channels, multinational companies like Nestlé, Unilever, Procter & Gamble, Coca-Cola, and others were able to grow steadily both their revenues and margins.

In the last decade or so, however, these historical advantages of the multinationals proved to be insufficient to prevent smaller brands from capturing market share and thereby much of the sector’s incremental growth. In 2017, the consumer-research firm Nielsen estimated that small manufacturers, accounting for only 19% of the food-and-beverage industry’s global sales, accounted for more than 50% of its growth.

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How did small companies overcome the formidable advantages of the giants to capture more than their share of the market’s growth? The explanations share a common element: the internet. One factor is the direct access brands now have to consumers via e-commerce platforms. While that is real, its significance can be overstated: e-commerce’s share of overall Staples sales remains small. Another factor is the internet’s ability to connect sub-scale brands to large outsourced manufacturers, reducing the incumbents’ scale advantage in manufacturing. Though the internet no doubt facilitates connections, its role is likely limited as outsourcing has been a common practice for decades. In our view, the internet’s most significant impact has been in advertising and promotion. Targeted digital ads have supplanted the need for expensive national TV campaigns to introduce new and promote old brands. The internet also enables clever—and often free—viral marketing over social media. Advertising has effectively changed from a fixed to a variable cost, allowing small brands to gain recognition by a large number of consumers cheaply and thereby achieve profitability at smaller scale.

In our view, the internet’s most significant impact has been in advertising and promotion.

As their recognition of this new competitive landscape grew, the large Staples companies divided into two camps: doubters and believers in growth. The managements of the first group saw no need to invest significantly in innovative products. Instead, they milked the existing business more aggressively, cutting R&D and marketing costs to maximize cash flow to pay dividends to shareholders or make acquisitions, which brought new opportunities to reduce costs and generate cash. The managements of the second group made changes that they hoped would enable their businesses to compete effectively in the new, more fragmented landscape. They streamlined their portfolios by selling brands or businesses that did not generate adequate growth. These managers, unlike those of the first group, did not give up on their revenue growth ambitions. They increased investments in R&D and marketing

 GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]

CANADA	2.6	6.8

EMERGING MARKETS	29.7	26.1

EUROPE EMU	16.1	21.7

EUROPE EX-EMU	24.4	20.7

FRONTIER MARKETS[2]	0.2	—

JAPAN	16.3	15.9

MIDDLE EAST	1.0	0.4

PACIFIC EX-JAPAN	7.3	8.4

CASH	2.4	—

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

 SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK	[1]

COMM SERVICES	5.0	7.1

CONSUMER DISCRETIONARY	12.5	11.4

CONSUMER STAPLES	14.0	9.8

ENERGY	4.3	7.3

FINANCIALS	18.5	22.0

HEALTH CARE	8.3	8.0

INDUSTRIALS	13.5	11.9

INFORMATION TECHNOLOGY	11.7	8.6

MATERIALS	7.1	7.4

REAL ESTATE	1.9	3.3

UTILITIES	0.8	3.2

CASH	2.4	—

1MSCI All Country World Index.

(including digital media) to make their brands more appealing to ever-changing consumer tastes. Some also acquired smaller, innovative rivals that were taking market share. For years, we and other investors have debated the merits of each approach.

Several corporate announcements in the trailing six months highlighted a significant risk of the cost-cutting strategy. A bevy of well-known companies including Coca-Cola, Pepsi, Colgate-Pal-molive, and Kraft Heinz, which had for years prioritized growing profit margins over revenues, posted 2018 results that fell below their forecasts. A number admitted that their margin targets were too high or their cost-cutting efforts too aggressive, acknowledging that they had failed to spend enough on R&D and marketing to sustain current revenues, let alone to grow them with new products and new customers. Kraft Heinz stood out: it announced a US$15 billion write-down of the value of its iconic Kraft and Oscar Meyer brands, cut its dividend, and vowed to “step up brand support.” Kraft Heinz’s share price plummeted more than 25% on the announcement.

We are not shareholders of Kraft Heinz. Our food-and-beverage analyst deemed the company unqualified for investment according to our growth and quality criteria, thereby making it effectively off-limits to our portfolio managers. He judged Kraft Heinz’s business to be one that had few avenues to grow without substantial investment in new products or markets. He also worried about its high level of debt.

While Kraft Heinz and others in its camp have relentlessly cut costs, other Staples giants are developing their franchises through marketing, investing in R&D, and expansion into developing economies. One such company is Nestlé, which has taken the view that the growth in Staples can be recaptured. In recent years, the company has sold or put a For Sale sign on several businesses it considered subscale, including its US candy and European cold cuts brands. It acquired new brands and reorganized its R&D process to emphasize speed and foster a culture conducive to risk-taking. As a result, Nestlé has reduced the development time of new

34

products by two-thirds, and accelerated its sales growth in each of the last three quarters. Its share price reflects these changes, rising 17% since the start of 2018 and reaching an all-time high in the recent fiscal quarter.

We own several other Staples companies that we believe are responding astutely to the competitive changes in their industries. Diageo sold off its non-core assets (hotels and mass-market spirits brands such as Seagram’s and Yukon Jack) and bought faster-growing, more contemporary premium brands like George Clooney’s Casamigos tequila. It also acquired local spirits brands in growth markets like India and China. Unilever, which rejected a merger proposal from Kraft Heinz in 2017, has recalibrated its cost structure, setting high savings targets and a goal of reinvesting two-thirds of the newly freed cash back into the business. It has been hiring experts in digital marketing and software engineers to help its existing brands connect better with young consumers and to boost the success rates of new products. Unilever has also significantly shortened product development times: in the last two years, it has launched 28 new brands compared with just three in the entire decade prior to 2017.

So, on balance, and with all due respect to our idol John Cleese, we take the pet-shopkeeper’s side. The growth opportunity is still alive for Staples companies that are investing in their brands and in new ways to connect with their customers. Many have yet to overcome fully the disruption to their business models wrought by the internet, and the required spending will burden their profit margins in the near term and test the patience of some investors. Yet, their initial successes in adaptation encourage us in our belief that sustained investment in revenue growth will ultimately prove more profitable for them than the alternative of endless cost-cutting. The parrot, we insist, is just resting.

⬛	PORTFOLIO HIGHLIGHTS

The International Equity Research Portfolio’s holdings are directly determined by analysts’ recommendations among Harding Loevner’s collection of researched companies. As we executed these Portfolio changes in response to analyst ratings, we also adjusted individual position weights periodically to maintain our desired risk profile (moderately below-market volatility and moderate tracking error).

New analyst recommendations (both upgrades and downgrades) resulted in a modest increase in the Portfolio’s allocation to IT and a reduction in our Industrials and Financials investments compared with end of the last fiscal year.

Several of our new IT holdings are domiciled in EMs, including Tata Consultancy Services (TCS). The Indian technology company enjoys a strong reputation for its ability to execute large-scale IT projects, and its workforce of over 400,000 people provides it with scale advantages unmatched by most peers. As businesses worldwide in all industries initiate large and complex digital initiatives, we expect demand for TCS’s services to continue to grow. We also established positions in electronics contract-

 TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	SECTOR	COUNTRY	%

SAP	INFO TECHNOLOGY	GERMANY	1.2

ANHEUSER-BUSCH INBEV	CONS STAPLES	BELGIUM	1.2

ALLIANZ	FINANCIALS	GERMANY	1.1

UNILEVER	CONS STAPLES	UK	1.1

TATA CONSULTANCY SERVICES	INFO TECHNOLOGY	INDIA	1.0

CANADIAN NATIONAL RAILWAY	INDUSTRIALS	CANADA	1.0

DBS GROUP	FINANCIALS	SINGAPORE	1.0

NESTLÉ	CONS STAPLES	SWITZERLAND	1.0

BANCO SANTANDER	FINANCIALS	SPAIN	1.0

ALIMENTATION COUCHE-TARD	CONS STAPLES	CANADA	1.0

manufacturer Hon Hai Precision and analog chip-maker Silergy (both of Taiwan). In developed markets, we bought Infomart, a Japanese e-commerce company that serves the restaurant industry. We sold two IT companies whose shares had become overly expensive: Argentine technology consultant Globant and Netherlands-based payment-services provider Adyen.

In Industrials, high valuations prompted our sale of two Japanese companies (factory-materials supplier MonotaRO and parking lot operator Park24) and Taiwan’s AirTAC, a pneumatic equipment manufacturer. In addition, we sold Panamanian airline Copa Holdings. Economic weakness in its key markets of Brazil and Argentina is dampening demand, while rising fuel prices are negatively impacting margins. We also sold ceramic insulator maker NGK Insulators and refrigeration-equipment manufacturer Hoshizaki (both of Japan). After Hoshizaki missed a deadline for filing its third-quarter results and delayed its quarterly financial report our analyst determined that the company no longer meets our corporate-governance standards.

In the period, our underweight in Financials expanded by 80 basis points. We sold Argentina’s Banco Macro after its shares rose sharply on stronger-than-expected earnings, and our analyst determined the price exceeded her estimate of fair value. Similarly, we sold Qatar National Bank due to valuation. In the UK, we sold London-based Jardine Lloyd Thompson in advance of the company’s sale to Marsh & McLennan. The deal completed in April.

By geography, our weight in Frontier and Emerging Markets declined while our weight increased in Pacific ex-Japan and the eurozone. In the eurozone, we added to our positions in AB InBev, Fuchs Petrolub, Henkel, and Banco Santander. We also purchased French biopharma-equipment supplier Sartorius Stedim Biotech.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

35

PORTFOLIO MANAGEMENT TEAM

MOON SURANA, CFA
PORTFOLIO MANAGER

ANDREW WEST, CFA
PORTFOLIO MANAGER

⬛	PERFORMANCE SUMMARY

The Emerging Markets Research Portfolio (Institutional Class) rose 16.26% (net of fees and expenses) in the six-month period ended April 30, 2019. The Portfolios’ benchmark, the MSCI Emerging + Frontier Markets Index, rose 13.59% (net of source taxes).

⬛	MARKET REVIEW

Emerging market (EM) stocks fell at the start of the fiscal year amid fears that a global economic slowdown loomed due to continued monetary tightening and the protracted trade war between the US and China. In October, the US Federal Reserve declared that it planned more hikes in short-term interest rates if economic data continued to be strong; in December, it duly delivered its ninth quarter-point rise. Concerns about China’s slowing economy also weighed on markets, with monthly retail sales growth decelerating to its lowest level since 2003.

As 2019 got underway, however, markets were buoyed by a new dovish tone from the US Federal Reserve. The Fed signaled that last December’s rate hike would be its last for a while, and Chairman Jerome Powell announced a halt to the Fed’s planned reduction of its US$4 trillion balance sheet. Investors also cheered signs of progress in US-China trade negotiations, as officials on both sides backed off from threats to impose additional tariffs. Moreover, new economic data suggested China’s slowdown was less severe than previously feared. Its manufacturing sector returned to growth and property investment, a key indicator of sentiment, accelerated.

In Asia, China’s market soared over 20% in the six-month period, as company fundamentals remained relatively strong, and several of China’s largest companies reported higher-than-expected fourth-quarter earnings. Health Care and online-game companies in particular were lifted by a pause in the regulatory interventions that had hit their shares last year. Regulators had demanded steeper-than-expected price cuts (some upward of 90%) before drugs could appear in the formularies of government-sponsored health plans. However, the government’s efforts to cut drug prices

FUND FACTS at April 30, 2019

TOTAL NET ASSETS	$7.3M

SALES CHARGE	NONE

NUMBER OF HOLDINGS	114

TURNOVER (5 YR. AVG.)	-

REDEMPTION FEE	2% FIRST 90 DAYS

DIVIDEND POLICY	ANNUAL

INSTITUTIONAL INVESTORS

INSTITUTIONAL CLASS

TICKER	HLREX

CUSIP	412295776

INCEPTION DATE	12/19/2016

MINIMUM INVESTMENT[1]	$100,000

NET EXPENSE RATIO[2]	1.15%

GROSS EXPENSE RATIO	2.75%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement through February 28, 2020.

All Expense Ratios are as of the Prospectus dated February 28, 2019 unless otherwise noted.

appeared to move at a slower pace than expected. In December, regulators lifted a moratorium on new online games and resumed issuing approvals. The government also continued to apply stimulus to parts of the economy, providing tax relief to manufacturing and construction companies, while also reducing its reliance on debt in part by clamping down on unregulated “shadow” lending. India and Indonesia also posted strong double-digit returns as the decline in the oil price meant cheaper energy imports.

Latin America was a relative underperformer, with both Brazil and Mexico posting positive returns but lagging the index. Their markets were volatile, reflecting frequent swings in sentiment toward each country’s new political leadership. In Brazil, President Jair Bolsonaro, elected in late October, faced his first serious congressional challenge in late March, when lawmakers pushed back on a pension-reform bill. In Mexico, investors reacted to speculation President Andrés Manuel López Obrador’s government planned to impose tight caps on banks’ fees and interest rates; the actual changes turned out to be less severe than feared.

South Africa was up sharply, boosted by a strong return contribution from Naspers, a South African media and internet holding company whose largest asset is a 31% stake in Chinese social media and gaming giant Tencent. South African banks were also up, reversing steep losses in the prior six months as sentiment toward political risk remained volatile. Investors looked forward to the May elections and the likelihood of President Cyril Ramaphosa’s re-election.

36

 PERFORMANCE (% TOTAL RETURN)

	for periods ended March 31, 2019				for periods ended April 30, 2019

	1 YEAR	3 YEARS	SINCE INCEPTION	*	1 YEAR	3 YEARS	SINCE INCEPTION*

EMERGING MARKETS RESEARCH PORTFOLIO – INSTL CLASS	-6.49	—	12.95		-1.26	—	13.82

MSCI EMERGING + FRONTIER MARKETS INDEX	-7.59	—	12.44		-5.20	—	12.96

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

By sector, Consumer Discretionary and Real Estate performed best. In the former, index heavyweights Alibaba and JD.com reported stronger-than-expected growth rates and margin improvements in their core e-commerce businesses. In Real Estate, China reduced mortgage rates for first-time buyers to support select regional housing markets, which boosted local property stocks. Communication Services was also strong, with Tencent (another large index holding) bolstered by the resumption of online game approvals.

The period’s weakest sector was Health Care, with declines by large index constituents in South Korea, South Africa, and China. At the start of the fiscal year, shares of Chinese pharmaceuticals were hurt by regulators’ efforts to cut drug prices. Many, but not all, later recovered as the pacing of these cuts appeared slower than feared. Energy and Materials stocks also underperformed.

⬛	PERFORMANCE ATTRIBUTION

The Portfolio outperformed the index in the first half of the fiscal year primarily due to strong stock selection. By sector, our holdings in Financials and Industrials contributed the most to relative returns. Bank Central Asia, one of Indonesia’s largest banks, reported that loans rose 13% year-over-year in the first quarter of 2019 due to an increase in corporate lending for capital investment projects. Hong Kong-based Ping An Insurance participated in the strong rebound of stocks tied to China. In Industrials, Shanghai International Airport was a key contributor. The company reported strong first-quarter results largely due to higher revenues from its duty-free shopping stores in Shanghai’s Pudong Airport. Relative returns were also helped by AirTAC, a Taiwanese manufacturer of pneumatic equipment used in various industries.

The Portfolio’s overweight in the outperforming Consumer Discretionary sector and underweight in Materials were also helpful.

Weak stocks in Communication Services and Real Estate hurt performance relative to the index. Online game giant Tencent was a case of being hurt by not holding a position. It was a strong stock the entire six-month period but we only held it through January. Our analyst downgraded the stock over concerns about slowing growth in the gaming industry and increasing competition from social-media companies. Mexican broadcaster Televisa was also a detractor; the company’s revenues have suffered as advertisers have increasingly migrated away from the broad reach of TV toward highly targeted advertising on Google, Facebook, and other digital platforms. In Real Estate, shares of Dubai’s Emaar Properties fell as the fall in the oil price hurt demand for real estate in the UAE.

Viewed by region, stocks in Asia contributed the most to the Portfolio’s outperformance, with the largest boost coming from a number of strong Chinese holdings including Ping An and New Oriental Education. The latter, which operates over 1,000 education centers throughout China, reported that in 2019 sales were up over 30% year-over-year and margins also expanded. Growth was particularly strong in its K–12 tutoring business. We outperformed in Latin America thanks in part to two banks: Colombia’s Bancolombia and Brazil’s Banco Bradesco.

We lagged the index in Africa due to poor returns from South Af-rican insurance company Discovery Holdings, which reported a 4% decline in profits due to higher spending on new business and a spike in mortality in its home market. Our underweight to the surging Chinese market also detracted.

⬛	INVESTMENT PERSPECTIVES

“Digital transformation” has become a ubiquitous rallying cry among corporate managers. Nearly every company, or so it seems, claims to be planning, implementing, or reaping the rewards of integrating digital technologies like cloud computing, artificial intelligence (AI), and Big Data analytics into their daily operations. While these claims often contain a healthy dollop of self-promotion, something undeniably real—and expensive—is happening, and it’s not limited to inherently digital e-commerce or social-media businesses. Last year, companies spent an estimated US$1.1 trillion on digital transformation tools and services, a 17% increase over 2017.1

1Natalie Gagliordi, “Digital Transformation Technology and Services Spending is on the Rise,” ZDNet.com, June 12, 2018.

37

Companies worldwide are pursuing digital transformation to improve their returns on capital, capture new growth opportunities, and fend off rivals. But the returns from such projects may be greatest for companies in developing countries. In regions with large and geographically dispersed populations and less-developed physical infrastructures, digital technology helps companies identify, segment, and then reach their target markets. South Africa’s Standard Bank, for example, spent over US$1 billion between 2012 and 2017 on upgrading and consolidating its banking systems to improve the efficiency of its core operations and support its expansion across the African continent. Before the upgrade project, the 150-year-old bank was struggling to compete with startups that were leveraging technology to offer banking services over mobile phones. Unlike traditional banks, the new competitors were not bogged down by legacy systems, paper forms and records, or the large overhead costs of physical bank branches. Standard Bank’s upgrade has allowed it to increase its volume of transactions, process them in real time, and share data between business units. It also significantly reduced the time employees spent managing documents so they could devote more time to customers. Standard Bank now provides mobile banking, 24/7 access to account information, and faster and more accurate creditworthiness assessments.

Our portfolio includes numerous other companies whose bright growth prospects depend directly on their well-conceived digital initiatives. Ping An Insurance, China’s second-largest insurer, is another striking example. The Hong Kong-based company has used digital technologies not only to strengthen its core insurance and financial-services business but also to pursue new growth opportunities. Over the past decade, Ping An has spent US$7 billion to build out its cloud-computing and AI capabilities as well as develop its new information platforms that draw in new customers. It currently employs about 20,000 developers who have built one of China’s largest computing clouds and created intelligent cognition technologies for medical imaging, voice and face recognition,

  GEOGRAPHIC EXPOSURE (%) at April 30, 2019

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]

BRAZIL	5.2	6.9

CHINA	27.3	32.3

INDIA	10.9	9.0

MEXICO	6.1	2.7

RUSSIA	6.0	3.7

SOUTH AFRICA	3.5	6.1

SOUTH KOREA	6.1	12.5

TAIWAN	7.7	11.3

SMALL EMERGING MARKETS[2]	15.3	13.4

FRONTIER MARKETS	8.1	2.1

DEVELOPED MARKET LISTED[3]	0.4	—

CASH	3.4	—

1MSCI Emerging + Frontier Markets Index; 2Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 3Includes emerging markets or frontier markets companies listed in developed markets.

 SECTOR EXPOSURE (%) at April 30, 2019

SECTOR	PORTFOLIO	BENCHMARK	[1]

COMM SERVICES	6.9	12.5

CONSUMER DISCRETIONARY	16.3	13.4

CONSUMER STAPLES	15.6	6.5

ENERGY	7.8	7.9

FINANCIALS	25.9	24.6

HEALTH CARE	1.9	2.6

INDUSTRIALS	3.6	5.2

INFORMATION TECHNOLOGY	12.3	14.5

MATERIALS	2.9	7.1

REAL ESTATE	2.0	3.2

UTILITIES	1.4	2.5

CASH	3.4	—

1MSCI Emerging + Frontier Markets Index.

and financial risk control. Ping An’s rich customer data and analytics allow it to develop products and pricing targeted to specific consumers, which improves sales efficiency and customer loyalty. In-person contact remains key for “making the sale” of insurance products. Ping An’s 1.4 million agents are now armed with detailed information that identifies the most-appropriate products for each prospective customer and guides the agent on the most-effective sales approach. At the back-end of the business, Ping An’s dense information technology (IT) capabilities have lowered the cost and improved the quality of customer service, with AI-powered chatbots now able to handle 85% of inquiries. Of the company’s nearly 4 million life-insurance claims in 2018, almost 60% were settled within 30 minutes with the help of AI systems.

Ping An’s technology reinvention also enables it to pursue growth in areas related to but distinct from its core business. These new areas include online platforms focused on health care, real estate, and automobile information. The company reports that up to 40% of its new insurance or banking customers first encountered Ping An on one of these new platforms. For example, many shoppers seeking a new vehicle on the company’s auto information website are presented with links to car-insurance options. Ping An’s pool of prospective customers is vast: nearly 500 million people are interacting with its systems, including 250 million on its “Good Doctor” health portal.

As the pursuit of digital transformation has assumed the character of a technological arms race, lucrative opportunities have been created for the arms suppliers: IT services businesses that enable such transformations. These include India’s Tata Consultancy Services (TCS)—a new holding this period. TCS is experiencing significant growth as it helps enterprises increase the density of digital applications within their operations.

Mumbai-based TCS is one of the top-three IT Services companies globally by revenues and profits. The company’s origins are in providing low-cost IT maintenance services, but it has expanded to offer a wide range of other products and services, including custom

38

software development and business-process analysis. TCS has the capabilities that few other IT companies have for executing enterprise-wide projects at a reasonable cost. Over the last three years, the portion of TCS’s revenues generated from digital-transformation projects has more than doubled to 30%. In 2018, digital-services revenue was $5.5 billion, a 39% increase over the previous year. These services include building and supporting cloud-based systems, AI applications, and Internet of Things (IoT) solutions. Clients include Rolls-Royce, which has implemented IoT technology to improve manufacturing efficiency; US craftsupplies retailer Michaels, a user of TCS’s software development platform; and South African telecom company Cell C, for which TCS provided a cloud-based employee training platform.

While a sprawling enterprise, TCS is intent on maintaining its long-standing culture as an engineering shop first and foremost. The company works hard to retain its engineering talent, in part by providing intensive ongoing training to ensure its 400,000 employees remain up-to-speed on the latest technologies. Its staff attrition rate is only 11% a year, among the lowest in an industry known for high turnover.

⬛	PORTFOLIO HIGHLIGHTS

The Emerging Markets Equity Research Portfolio’s holdings are directly determined by analysts’ purchase recommendations among Harding Loevner’s collection of researched companies. In addition to responding to changes in the analysts’ ratings, we also adjusted individual position weights periodically to maintain our desired risk profile (moderately below-market volatility and moderate tracking error).

Over the past six months the Portfolio’s weight in IT rose significantly, although it still remains below the index’s weight. New holdings added this period included Indian IT consultant TCS, discussed above, and two Taiwanese businesses: electronics contracts manufacturer Hon Hai Precision and analog chipmaker Silergy. We also bought NetEase, a large Chinese online game company that both develops its own titles for PC and mobile formats and also licenses games from Activision Blizzard (a Nasdaq-listed US gaming company). While games represent over 60% of sales, NetEase also generates significant revenues from its e-commerce platforms. In addition, the company is developing an education business focused on online education for K–12 students.

In Financials, we completed the sale of Argentina’s Banco Macro after shares rallied in January following polls showing President Mauricio Macri’s public support remained strong despite the country’s deteriorating economy. They were also bolstered by the Fed’s pause in rate-raising, which helped Argentina and other countries burdened by substantial external debt and financing needs. The analyst downgraded the shares to sell when they appeared overvalued taking into account the lingering political and economic risks.

In Industrials, we swapped two companies in the airport industry. We purchased Shanghai International Airport, which provides

 TEN LARGEST HOLDINGS at April 30, 2019

COMPANY	SECTOR	COUNTRY	%

TATA CONSULTANCY SERVICES	INFO TECHNOLOGY	INDIA	2.3

TSMC	INFO TECHNOLOGY	TAIWAN	2.2

PING AN INSURANCE	FINANCIALS	CHINA	2.1

HON HAI PRECISION	INFO TECHNOLOGY	TAIWAN	2.1

AL RAJHI BANK	FINANCIALS	SAUDI ARABIA	2.1

HDFC CORP	FINANCIALS	INDIA	2.0

CREDICORP	FINANCIALS	PERU	2.0

ALIBABA	CONS DISCRETIONARY	CHINA	2.0

NOVATEK	ENERGY	RUSSIA	2.0

LUKOIL	ENERGY	RUSSIA	1.9

ground-handling and passenger services to Shanghai’s Pudong International Airport, including duty-free stores. The analyst believes the company should benefit over the long term from the shift of duty-free shopping among Chinese nationals from the informal “daigou” channel—where shoppers purchase luxury goods at duty-free stores abroad and bring them back to China for local clients in return for a commission—to legitimate domestic channels. We sold Panamanian airline Copa Holdings. Economic weakness in its key markets of Brazil and Argentina has been dampening demand.

Analysts recommended a variety of Consumer Discretionary businesses that we added to the Portfolio this period, including Hero Motocorp an Indian motorcycle manufacturer, and Songcheng, which operates 30 theme parks across China. We sold Mexican broadcaster Televisa, however, after our analyst decided the company no longer met our growth and financial strength criteria due to its inability to manage the threat from online media and digital advertising.

The Portfolio’s China weight increased in the period, in part due to the strong performance of this market (and many of our holdings there) relative to other markets. But we also added a number of new holdings in China, including NetEase, Shanghai International Airport, and Songcheng mentioned above. We also sold branded sportswear company ANTA Sports following the analyst’s downgrade of the stock due to its high valuation after a period of outperformance.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

39

⬛	DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Companies held in the Portfolios during the first half of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Exposure data is sourced from: FactSet, Harding Loevner Funds Portfolios, and MSCI Barra. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2019.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 46 developed and emerging markets countries and targets companies within a market capitalization range of USD 87–12,489 million (as of March 31, 2019) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 24 emerging markets countries and 29 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 29 frontier markets and 5 emerging markets. Net dividends reinvested.

You cannot invest directly in these Indexes.

TERM DEFINITIONS

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Cash Flow Return on Invested Capital is a method of calculation that compares a company’s cash return to its equity.

Economies of scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Tracking Error is a measure of how closely a portfolio follows the index to which it is benchmarked.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

40

Harding, Loevner Funds, Inc.

April 30, 2019

Semi-Annual Report

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2019 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2019.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2018 to April 30, 2019)

Global Equity Portfolio — Institutional Class

Actual	$1,000.00	$1,099.00	0.93%	$4.84

Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	0.93	4.66

Global Equity Portfolio — Institutional Class Z

Actual	1,000.00	1,099.00	0.89	4.63

Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	0.89	4.46

Global Equity Portfolio — Advisor Class

Actual	1,000.00	1,097.70	1.13	5.88

Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	1.13	5.66

International Equity Portfolio — Institutional Class

Actual	1,000.00	1,093.80	0.81	4.21

Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	0.81	4.06

International Equity Portfolio — Institutional Class Z

Actual	1,000.00	1,094.30	0.75	3.89

Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	0.75	3.76

International Equity Portfolio — Investor Class

Actual	1,000.00	1,091.30	1.15	5.96

Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

International Small Companies Portfolio — Institutional Class

Actual	1,000.00	1,096.50	1.15	5.98

Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	1.15	5.76

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2019 (unaudited)

Portfolio	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2018 to April 30, 2019)

International Small Companies Portfolio — Investor Class

Actual	$1,000.00	$1,094.70	1.40%	$7.27

Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	1.40	7.00

Institutional Emerging Markets Portfolio — Institutional Class

Actual	1,000.00	1,185.70	1.27	6.88

Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	1.27	6.36

Institutional Emerging Markets Portfolio — Institutional Class Z

Actual	1,000.00	1,186.40	1.12	6.07

Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.12	5.61

Emerging Markets Portfolio — Advisor Class

Actual	1,000.00	1,186.40	1.39	7.54

Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	1.39	6.95

Frontier Emerging Markets Portfolio — Institutional Class I

Actual	1,000.00	1,090.40	1.65	8.55

Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	1.65	8.25

Frontier Emerging Markets Portfolio — Institutional Class II

Actual	1,000.00	1,093.30	1.35	7.01

Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	1.35	6.76

Frontier Emerging Markets Portfolio — Investor Class

Actual	1,000.00	1,088.40	2.00	10.36

Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	2.00	9.99

Global Equity Research Portfolio — Institutional Class

Actual	1,000.00	1,122.60	0.86	4.53

Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	0.86	4.31

International Equity Research Portfolio — Institutional Class

Actual	1,000.00	1,113.30	0.84	4.40

Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	0.84	4.21

Emerging Markets Research Portfolio — Institutional Class

Actual	1,000.00	1,162.60	1.24	6.65

Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	1.24	6.21

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days), and divided by the number of days in the year (365 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 95.9%
China - 5.2%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	1,339,500	$8,676,644

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	95,531	17,727,688

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	45,642	7,587,070

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,566,500	15,772,920

		49,764,322

Denmark - 1.4%

Chr Hansen Holding A/S (Materials)†	133,213	13,605,861

Finland - 1.5%

Kone OYJ, Class B (Capital Goods)†	254,481	13,947,611

France - 4.2%

Air Liquide SA (Materials)†	72,996	9,707,429

EssilorLuxottica SA (Consumer Durables & Apparel)†	169,448	20,623,934

L’Oreal SA (Household & Personal Products)†	38,030	10,455,913

		40,787,276

Germany - 3.3%

Bayerische Motoren Werke AG (Automobiles & Components)†	88,592	7,558,402

Symrise AG (Materials)†	254,079	24,440,530

		31,998,932

Hong Kong - 2.9%

AIA Group Ltd. (Insurance)†	2,736,405	27,932,651

India - 2.7%

HDFC Bank Ltd. - ADR (Banks)	86,519	9,919,404

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,367,434	15,657,119

		25,576,523

Indonesia - 1.5%

Bank Central Asia Tbk PT (Banks)†	7,325,654	14,779,459

Israel - 1.0%

Check Point Software Technologies Ltd. (Software & Services)*	80,113	9,674,446

Japan - 9.7%

FANUC Corp. (Capital Goods)†	37,451	7,019,338

Keyence Corp. (Technology Hardware & Equipment)†	26,202	16,329,574

Kubota Corp. (Capital Goods)†	667,023	10,038,497

M3 Inc. (Health Care Equipment & Services)†	1,123,390	19,985,612

	Shares	Value
COMMON STOCKS - 95.9% (continued)
Japan - 9.7% (continued)

Makita Corp. (Capital Goods)†	268,163	$9,793,621

MonotaRO Co., Ltd. (Capital Goods)†	532,260	12,315,244

Park24 Co., Ltd. (Commercial & Professional Services)†	42,100	886,050

Sysmex Corp. (Health Care Equipment & Services)†	175,965	10,074,227

ZOZO Inc. (Retailing)†	420,800	7,456,917

		93,899,080

Russia - 1.4%

Yandex NV, Class A (Media & Entertainment)*	364,331	13,636,909

South Africa - 1.8%

Naspers Ltd., Class N (Retailing)†	39,639	10,125,062

Sasol Ltd. (Materials)†	222,795	7,379,865

		17,504,927

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	9,128	9,011,107

Spain - 0.9%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	1,398,099	8,521,412

Sweden - 0.9%

Intrum AB (Commercial & Professional Services)†	325,961	8,290,938

Switzerland - 4.5%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	65,260	20,160,094

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	131,573	12,700,741

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	50,933	10,298,249

		43,159,084

United Kingdom - 2.2%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	534,553	9,087,569

Standard Chartered plc (Banks)†	1,359,981	12,434,676

		21,522,245

United States - 49.9%

3M Co. (Capital Goods)	39,206	7,429,929

Abbott Laboratories (Health Care Equipment & Services)	154,719	12,309,444

Alphabet Inc., Class A (Media & Entertainment)*	22,775	27,306,314

Amazon.com Inc. (Retailing)*	8,448	16,275,241

Apple Inc. (Technology Hardware & Equipment)	80,547	16,163,366

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 95.9% (continued)
United States - 49.9% (continued)

Booking Holdings Inc. (Retailing)*	14,141	$26,231,414

Cognex Corp. (Technology Hardware & Equipment)	186,776	9,419,114

Cognizant Technology Solutions Corp., Class A (Software & Services)	128,386	9,367,043

Colgate-Palmolive Co. (Household & Personal Products)	160,227	11,662,923

eBay Inc. (Retailing)	237,184	9,190,880

Exxon Mobil Corp. (Energy)	162,331	13,031,933

Facebook Inc., Class A (Media & Entertainment)*	60,680	11,735,512

First Republic Bank (Banks)	249,066	26,306,351

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	29,799	9,297,288

IPG Photonics Corp. (Technology Hardware & Equipment)*	58,669	10,251,234

Linde plc (Materials)†	83,888	15,083,586

Mastercard Inc., Class A (Software & Services)	82,310	20,926,494

Microsoft Corp. (Software & Services)	91,593	11,962,046

NIKE Inc., Class B (Consumer Durables & Apparel)	198,968	17,475,359

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	75,719	13,705,139

PayPal Holdings Inc. (Software & Services)*	393,078	44,327,406

Regeneron Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	41,898	14,376,880

Roper Technologies Inc. (Capital Goods)	97,627	35,116,432

Schlumberger Ltd. (Energy)	222,609	9,500,952

SVB Financial Group (Banks)*	35,585	8,957,456

UnitedHealth Group Inc. (Health Care Equipment & Services)	32,955	7,680,822

Verisk Analytics Inc. (Commercial & Professional Services)	193,398	27,296,194

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	44,930	7,592,271

Walgreens Boots Alliance Inc. (Food & Staples Retailing)	146,488	7,847,362

Walt Disney Co. (Media & Entertainment)	87,076	11,926,800

	Shares	Value
COMMON STOCKS - 95.9% (continued)
United States - 49.9% (continued)

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	58,236	$12,435,715

		482,188,900
Total Common Stocks (Cost $619,476,051)		$925,801,683

PREFERRED STOCKS - 2.2%
Brazil - 1.0%

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	1,153,242	9,975,543

Spain - 1.2%

Grifols SA - ADR, 2.41% (Pharmaceuticals, Biotechnology & Life Sciences)+	582,237	11,144,016

Total Preferred Stocks (Cost $15,817,506)		$21,119,559

SHORT TERM INVESTMENTS - 1.8%
Northern Institutional Funds - Prime Obligations Portfolio, 2.49% (Money Market Funds)	440	440

Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	17,192,048	17,192,048

Total Short Term Investments (Cost $17,192,488)		$17,192,488

Total Investments -— 99.9%
(Cost $652,486,045)		$964,113,730

Other Assets Less Liabilities - 0.1%		1,359,717
Net Assets — 100.0%		$965,473,447

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

Industry	Percentage of Net Assets
Automobiles & Components	0.8%

Banks	11.0

Capital Goods	9.9

Commercial & Professional Services	3.8

Consumer Durables & Apparel	4.0

Energy	2.3

Food & Staples Retailing	0.8

Food Beverage & Tobacco	1.3

Health Care Equipment & Services	6.3

Household & Personal Products	2.3

Insurance	2.9

Materials	7.3

Media & Entertainment	7.5

Pharmaceuticals, Biotechnology & Life Sciences	10.3

Retailing	9.0

Semiconductors & Semiconductor Equipment	1.4

Software & Services	10.0

Technology Hardware & Equipment	7.2

Money Market Funds	1.8

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 92.2%
Brazil - 1.6%

Ambev SA - ADR (Food Beverage & Tobacco)	54,253,562	$255,534,277

Canada - 3.0%

Alimentation Couche-Tard Inc., Class B (Food & Staples Retailing)	2,905,800	171,328,762

Canadian National Railway Co. (Transportation)	3,239,685	300,577,974

		471,906,736

China - 6.7%

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	1,762,261	292,940,646

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	5,372,512	256,107,647

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	26,153,000	315,121,824

Tencent Holdings Ltd. (Media & Entertainment)†	3,720,900	184,343,637

		1,048,513,754

Denmark - 0.9%

Novozymes A/S, Class B (Materials)†	2,899,263	135,259,405

France - 5.4%

Air Liquide SA (Materials)†	1,072,981	142,691,200

Dassault Systemes SE (Software & Services)†	1,556,046	246,981,956

L’Oreal SA (Household & Personal Products)†	1,668,237	458,662,644

		848,335,800

Germany - 12.2%

adidas AG (Consumer Durables & Apparel)†	926,414	238,091,918

Allianz SE, Reg S (Insurance)†	2,055,396	495,406,724

Bayerische Motoren Werke AG (Automobiles & Components)†	1,819,644	155,246,540

FUCHS PETROLUB SE (Materials)†	140,930	5,610,978

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	13,399,133	315,733,409

SAP SE - Sponsored ADR (Software & Services)	3,765,805	485,261,632

Symrise AG (Materials)†	2,317,884	222,963,381

		1,918,314,582

Hong Kong - 3.5%

AIA Group Ltd. (Insurance)†	52,885,074	539,839,790

India - 2.7%

HDFC Bank Ltd. - ADR (Banks)	1,852,137	212,347,507

	Shares	Value
COMMON STOCKS - 92.2% (continued)
India - 2.7% (continued)

ICICI Bank Ltd. - Sponsored ADR (Banks)	18,715,527	$214,292,784

		426,640,291

Israel - 2.8%

Check Point Software Technologies Ltd. (Software & Services)*	3,679,386	444,322,653

Japan - 11.1%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,352,000	211,349,993

Dentsu Inc. (Media & Entertainment)†	2,972,700	120,554,397

FANUC Corp. (Capital Goods)†	836,700	156,820,387

Keyence Corp. (Technology Hardware & Equipment)†	434,027	270,493,703

Komatsu Ltd. (Capital Goods)†	6,083,900	158,283,201

Kubota Corp. (Capital Goods)†	15,976,600	240,443,068

M3 Inc. (Health Care Equipment & Services)†	13,806,509	245,623,985

Park24 Co., Ltd. (Commercial & Professional Services)†	997,675	20,997,389

Sysmex Corp. (Health Care Equipment & Services)†	2,925,607	167,494,832

Unicharm Corp. (Household & Personal Products)†	4,650,700	152,933,972

		1,744,994,927

Mexico - 1.0%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,603,905	156,525,089

Russia - 2.3%

LUKOIL PJSC - Sponsored ADR (Energy)	2,139,049	182,888,689

Yandex NV, Class A (Media & Entertainment)*	4,797,306	179,563,164

		362,451,853

Singapore - 3.0%

DBS Group Holdings Ltd. (Banks)†	22,327,983	464,063,204

South Africa - 1.9%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,718,148	19,551,290

Naspers Ltd., Class N (Retailing)†	573,133	146,396,410

Sasol Ltd. (Materials)†	4,045,113	133,990,374

		299,938,074

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 92.2% (continued)
South Korea - 1.4%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	214,320	$211,575,428

Spain - 2.9%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	64,225,408	391,453,790

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	2,465,713	68,430,297

		459,884,087

Sweden - 4.8%

Alfa Laval AB (Capital Goods)†	9,325,390	216,356,622

Atlas Copco AB, Class A (Capital Goods)†	12,329,770	383,096,121

Epiroc AB, Class A (Capital Goods)*†	14,334,015	148,272,051

		747,724,794

Switzerland - 11.5%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	828,242	255,860,198

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	5,673,943	547,705,718

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,728,385	455,681,013

SGS SA, Reg S (Commercial & Professional Services)†	61,531	162,606,932

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	985,180	199,195,588

Temenos AG, Reg S (Software & Services)*†	1,117,919	185,905,593

		1,806,955,042

Taiwan - 3.3%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	10,837,125	91,542,002

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	9,742,776	426,928,444

		518,470,446

United Kingdom - 7.4%

Diageo plc (Food Beverage & Tobacco)†	7,300,699	307,876,544

HSBC Holdings plc (Banks)†	20,187,538	175,845,701

Rio Tinto plc (Materials)†	2,714,947	158,400,899

Royal Dutch Shell plc, Class B (Energy)†	7,768,745	249,064,357

	Shares	Value
COMMON STOCKS - 92.2% (continued)
United Kingdom - 7.4% (continued)

Unilever plc (Household & Personal Products)†	4,441,950	$269,726,078

		1,160,913,579

United States - 2.8%

Linde plc (Materials)†	1,568,682	282,058,816

Schlumberger Ltd. (Energy)	3,583,288	152,934,732

		434,993,548
Total Common Stocks (Cost $11,631,796,453)		$14,457,157,359

PREFERRED STOCKS - 3.4%
Brazil - 1.1%

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	20,086,600	173,749,090

Germany - 0.5%

FUCHS PETROLUB SE, 2.49% (Materials)+†	1,959,348	85,216,724

South Korea - 1.4%
Samsung Electronics Co., Ltd. - GDR, Reg S, 3.93% (Technology Hardware & Equipment)+†	267,554	212,672,221

Spain - 0.4%

Grifols SA - ADR, 2.41% (Pharmaceuticals, Biotechnology & Life Sciences)+	3,286,406	62,901,811

Total Preferred Stocks (Cost $412,613,792)		$534,539,846

SHORT TERM INVESTMENTS - 4.2%
Northern Institutional Funds - Prime Obligations Portfolio, 2.49% (Money Market Funds)	350,000,000	350,000,000

Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	308,059,475	308,059,475

Total Short Term Investments (Cost $658,059,475)		$658,059,475

Total Investments — 99.8%

(Cost $12,702,469,720)		$15,649,756,680

Other Assets Less Liabilities - 0.2%		23,530,849

Net Assets — 100.0%		$15,673,287,529

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	1.0%

Banks	10.4

Capital Goods	8.3

Commercial & Professional Services	1.2

Consumer Durables & Apparel	1.5

Energy	3.7

Food & Staples Retailing	1.1

Food Beverage & Tobacco	8.1

Health Care Equipment & Services	3.9

Household & Personal Products	5.6

Insurance	8.6

Materials	7.5

Media & Entertainment	5.0

Pharmaceuticals, Biotechnology & Life Sciences	6.9

Retailing	0.9

Semiconductors & Semiconductor Equipment	5.3

Software & Services	8.7

Technology Hardware & Equipment	4.4

Telecommunication Services	1.6

Transportation	1.9

Money Market Funds	4.2

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 96.0%
Argentina - 2.1%

Globant SA (Software & Services)*	34,398	$2,889,088

Loma Negra Cia Industrial Argentina SA - Sponsored ADR (Materials)*	158,618	1,586,180

		4,475,268

Australia - 1.5%

DuluxGroup Ltd. (Materials)†	452,245	3,109,782

Bangladesh - 0.4%

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	291,142	896,208

Canada - 1.2%

Kinaxis Inc. (Software & Services)*	46,800	2,557,459

China - 2.6%

51job Inc. - ADR (Commercial & Professional Services)*	17,458	1,612,072

Haitian International Holdings Ltd. (Capital Goods)†	1,147,000	2,881,653

Suofeiya Home Collection Co., Ltd., Class A (Consumer Durables & Apparel)†	297,740	983,791

		5,477,516

Denmark - 0.7%

Chr Hansen Holding A/S (Materials)†	14,748	1,506,304

Egypt - 1.4%

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	589,126	2,872,085

Finland - 1.5%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	144,391	3,141,251

France - 5.7%

Alten SA (Software & Services)†	47,345	5,188,866

Chargeurs SA (Consumer Durables & Apparel)†	34,292	732,605

IPSOS (Media & Entertainment)†	32,710	949,216

LISI (Capital Goods)†	69,161	2,315,559

Rubis SCA (Utilities)†	53,791	2,944,348

		12,130,594

Germany - 10.8%

Bechtle AG (Software & Services)†	51,699	5,308,645

Bertrandt AG (Commercial & Professional Services)†	15,795	1,231,798

Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	75,692	7,439,191

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Germany - 10.8% (continued)

FUCHS PETROLUB SE (Materials)†	35,848	$1,427,250

KWS Saat SE (Food Beverage & Tobacco)†	31,931	2,166,710

Pfeiffer Vacuum Technology AG (Capital Goods)†	11,885	1,993,203

Rational AG (Capital Goods)†	726	489,688

STRATEC SE (Health Care Equipment & Services)†	41,945	2,949,550

		23,006,035

Hong Kong - 2.2%

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	134,300	1,556,181

Pico Far East Holdings Ltd. (Media & Entertainment)†	6,077,000	2,222,612

Vitasoy International Holdings Ltd. (Food Beverage & Tobacco)†	198,900	1,002,518

		4,781,311

India - 3.1%

Bharti Infratel Ltd. (Telecommunication Services)†	208,531	788,049

Emami Ltd. (Household & Personal Products)†	81,762	455,023

Max Financial Services Ltd. (Insurance)*†	605,523	3,637,443

SH Kelkar & Co., Ltd. (Materials)†	753,344	1,623,972

		6,504,487

Indonesia - 0.6%

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	4,834,600	1,340,927

Israel - 2.5%

CyberArk Software Ltd. (Software & Services)*	40,959	5,280,844

Italy - 3.0%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	46,143	668,581

DiaSorin SpA (Health Care Equipment & Services)†	11,775	1,150,212

Reply SpA (Software & Services)†	70,933	4,613,758

		6,432,551

Japan - 14.5%

ABC-Mart Inc. (Retailing)†	5,600	348,740

Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	78,000	4,551,462

BML Inc. (Health Care Equipment & Services)†	64,100	1,810,988

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Japan - 14.5% (continued)

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	12,400	$1,982,503

FINDEX Inc. (Health Care Equipment & Services)†	72,700	549,052

Infomart Corp. (Software & Services)†	208,000	3,047,854

MISUMI Group Inc. (Capital Goods)†	38,600	991,909

MonotaRO Co., Ltd. (Capital Goods)†	25,300	585,382

Nakanishi Inc. (Health Care Equipment & Services)†	276,300	5,304,052

Nihon M&A Center Inc. (Commercial & Professional Services)†	80,900	2,302,140

Pigeon Corp. (Household & Personal Products)†	19,200	817,188

Rinnai Corp. (Consumer Durables & Apparel)†	8,600	576,111

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	55,100	1,534,015

SMS Co., Ltd. (Commercial & Professional Services)†	161,700	3,110,499

Stanley Electric Co., Ltd. (Automobiles & Components)†	121,600	3,298,665

		30,810,560

Kenya - 0.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	326,300	715,351

Kuwait - 0.5%

Mabanee Co. SAK (Real Estate)†	530,126	1,088,261

Malaysia - 1.1%

Dialog Group Bhd. (Energy)†	2,912,640	2,270,263

Mexico - 1.5%

Grupo Herdez SAB de CV (Food Beverage & Tobacco)	1,012,338	2,169,630

Megacable Holdings SAB de CV (Media & Entertainment)	212,400	935,634

		3,105,264

Netherlands - 1.0%

ASM International NV (Semiconductors & Semiconductor Equipment)†	21,891	1,495,598

Brunel International NV (Commercial & Professional Services)†	34,069	552,983

		2,048,581

Nigeria - 0.5%

Nestle Nigeria plc (Food Beverage & Tobacco)	276,510	1,165,059

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Norway - 1.7%

Tomra Systems ASA (Commercial & Professional Services)†	119,805	$3,607,580

Peru - 0.3%

Alicorp SAA (Food Beverage & Tobacco)	196,125	634,670

Philippines - 1.7%

International Container Terminal Services Inc. (Transportation)†	1,183,910	2,875,084

Security Bank Corp. (Banks)†	184,790	638,314

		3,513,398

Romania - 0.5%

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	129,577	1,003,976

South Africa - 1.8%

Clicks Group Ltd. (Food & Staples Retailing)†	47,179	645,094

Discovery Ltd. (Insurance)†	195,044	1,964,140

Oceana Group Ltd. (Food Beverage & Tobacco)†	15,486	75,702

Tiger Brands Ltd. (Food Beverage & Tobacco)†	59,863	1,041,490

		3,726,426

South Korea - 1.6%

Cheil Worldwide Inc. (Media & Entertainment)†	60,095	1,309,301

Hankook Tire Co., Ltd. (Automobiles & Components)†	41,483	1,411,712

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	8,181	614,857

		3,335,870

Sweden - 3.1%

Alfa Laval AB (Capital Goods)†	86,873	2,015,524

Intrum AB (Commercial & Professional Services)†	116,513	2,963,551

Paradox Interactive AB (Media & Entertainment)†	56,184	861,827

Thule Group AB (Consumer Durables & Apparel)†	36,375	846,059

		6,686,961

Switzerland - 3.6%

Bossard Holding AG, Class A, Reg S (Capital Goods)†	16,042	2,615,660

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	1,894	2,594,660

Temenos AG, Reg S (Software & Services)*†	7,162	1,191,013

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
Switzerland - 3.6% (continued)

VAT Group AG (Capital Goods)*†	10,416	$1,293,506

		7,694,839

Taiwan - 2.3%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	65,517	529,780

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,029,700	2,330,297

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	83,909	1,193,437

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	51,000	835,336

		4,888,850

Turkey - 1.4%

Anadolu Hayat Emeklilik AS (Insurance)†	1,304,056	1,195,395

Ulker Biskuvi Sanayi AS (Food Beverage & Tobacco)†	568,502	1,812,085

		3,007,480

Ukraine - 1.1%

Kernel Holding SA (Food Beverage & Tobacco)†	171,449	2,377,350

United Arab Emirates - 0.8%

Agthia Group PJSC (Food Beverage & Tobacco)†	1,587,127	1,690,434

United Kingdom - 14.7%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	305,612	5,195,500

Bank of Georgia Group plc (Banks)†	95,380	2,138,340

BBA Aviation plc (Transportation)†	616,967	2,192,267

Britvic plc (Food Beverage & Tobacco)†	75,032	893,789

Clarkson plc (Transportation)†	81,007	2,749,230

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	115,460	4,005,365

Diploma plc (Capital Goods)†	147,764	3,082,828

EMIS Group plc (Health Care Equipment & Services)†	171,227	2,495,901

Rathbone Brothers plc (Diversified Financials)†	85,210	2,801,752

Rightmove plc (Media & Entertainment)†	283,063	1,998,831

Senior plc (Capital Goods)†	1,214,092	3,674,852

		31,228,655

United States - 1.1%

Core Laboratories NV (Energy)	26,905	1,705,508

	Shares	Value
COMMON STOCKS - 96.0% (continued)
United States - 1.1% (continued)

Sensata Technologies Holding plc (Capital Goods)*	12,984	$648,421

		2,353,929

Vietnam - 1.6%

Hoa Phat Group JSC (Materials)*†	2,336,346	3,382,364

Total Common Stocks (Cost $166,954,632)		$203,848,743

PARTICIPATION NOTES - 1.3%

Saudi Arabia - 1.3%

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)*^†	56,354	2,659,723

Total Participation Notes (Cost $2,002,567)		$2,659,723

SHORT TERM INVESTMENTS - 2.4%

Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	5,119,421	5,119,421

Total Short Term Investments (Cost $5,119,421)		$5,119,421

Total Investments — 99.7%

(Cost $174,076,620)		$211,627,887

Other Assets Less Liabilities - 0.3%		649,775

Net Assets — 100.0%		$212,277,662

Summary of Abbreviations

ADR	American Depositary Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.3% of net assets as of April 30, 2019, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

Industry	Percentage of Net Assets

Automobiles & Components	2.2%

Banks	1.3

Capital Goods	11.0

Commercial & Professional Services	7.2

Consumer Durables & Apparel	2.3

Diversified Financials	1.3

Energy	2.3

Food & Staples Retailing	1.2

Food Beverage & Tobacco	9.6

Health Care Equipment & Services	11.6

Household & Personal Products	0.6

Insurance	3.2

Materials	6.0

Media & Entertainment	3.9

Pharmaceuticals, Biotechnology & Life Sciences	5.5

Real Estate	0.5

Retailing	1.4

Semiconductors & Semiconductor Equipment	2.9

Software & Services	14.2

Technology Hardware & Equipment	3.0

Telecommunication Services	1.0

Transportation	3.7

Utilities	1.4

Money Market Fund	2.4

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 91.1%
Brazil - 3.4%

Ambev SA - ADR (Food Beverage & Tobacco)	10,166,486	$47,884,149

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	3,989,500	35,050,949

Localiza Rent a Car SA (Transportation)*	2,354,712	21,738,944

Raia Drogasil SA (Food & Staples Retailing)*	1,329,000	23,434,001

WEG SA (Capital Goods)	9,996,670	47,368,883

		175,476,926

Chile - 0.4%

Banco Santander Chile - ADR (Banks)	791,007	22,148,196

China - 24.2%

51job Inc. - ADR (Commercial & Professional Services)*	827,399	76,402,024

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	4,082,000	26,441,256

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	1,051,105	195,053,555

Autohome Inc. - ADR (Media & Entertainment)*	295,981	34,182,846

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	242,329	40,282,350

CNOOC Ltd. - Sponsored ADR (Energy)	446,440	81,109,219

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	19,116,000	36,737,829

Ctrip.com International Ltd. - ADR (Retailing)*	746,582	32,886,937

ENN Energy Holdings Ltd. (Utilities)†	10,459,200	98,854,832

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	12,413,170	60,215,042

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	5,345,577	31,050,304

JD.com Inc. - ADR (Retailing)*	680,979	20,613,234

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	9,518,898	74,025,421

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	4,868,500	58,661,362

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	4,857,361	65,058,995

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,497,757	14,856,808

	Shares	Value
COMMON STOCKS - 91.1% (continued)
China - 24.2% (continued)

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,506,300	$54,743,823

Tencent Holdings Ltd. (Media & Entertainment)†	4,584,000	227,103,989

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	414,430	28,388,455

		1,256,668,281

Czech Republic - 0.9%

Komercni banka AS (Banks)†	1,241,828	47,089,111

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	8,851,630	38,732,503

Hong Kong - 7.4%

AIA Group Ltd. (Insurance)†	13,202,415	134,767,495

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	3,128,269	36,248,339

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	2,460,649	85,434,275

Sands China Ltd. (Consumer Services)†	17,452,138	95,884,397

Techtronic Industries Co., Ltd. (Consumer Durables & Apparel)†	4,260,000	30,832,322

		383,166,828

India - 5.3%

Housing Development Finance Corp., Ltd. (Banks)†	3,852,308	110,493,092

Kotak Mahindra Bank Ltd. (Banks)†	3,040,367	60,616,875

Maruti Suzuki India Ltd. (Automobiles & Components)†	493,907	47,342,309

Tata Consultancy Services Ltd. (Software & Services)†	1,770,910	57,557,569

		276,009,845

Indonesia - 3.4%

Astra International Tbk PT (Automobiles & Components)†	78,363,500	41,928,998

Bank Central Asia Tbk PT (Banks)†	25,085,933	50,610,705

Bank Rakyat Indonesia Persero Tbk PT (Banks)*†	277,792,000	85,185,117

		177,724,820

Italy - 1.2%

Tenaris SA - ADR (Energy)	2,301,210	63,835,565

Kenya - 1.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	6,041,665	13,245,206

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 91.1% (continued)
Kenya - 1.3% (continued)

Safaricom plc (Telecommunication Services)†	188,768,827	$52,536,382

		65,781,588

Mexico - 4.7%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	541,740	52,868,407

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	291,135	47,906,264

Grupo Financiero Banorte SAB de CV, Series O (Banks)	12,270,200	77,558,680

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	21,693,800	63,750,266

		242,083,617

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	514,964	42,875,903

Peru - 1.3%

Credicorp Ltd. (Banks)	289,188	68,508,637

Russia - 8.1%

LUKOIL PJSC - Sponsored ADR (Energy)	1,582,013	135,262,111

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	644,830	124,102,796

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	9,040,771	129,968,403

Yandex NV, Class A (Media & Entertainment)*	861,113	32,231,460

		421,564,770

South Africa - 4.9%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	629,231	4,525,978

Discovery Ltd. (Insurance)†	5,647,682	56,873,525

Naspers Ltd., Class N (Retailing)†	224,437	57,328,353

Sasol Ltd. (Materials)†	1,651,024	54,688,540

Standard Bank Group Ltd. (Banks)†	5,658,393	78,705,625

		252,122,021

South Korea - 8.3%

Amorepacific Corp. (Household & Personal Products)†	205,572	36,622,716

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,634,715	55,631,134

LG Household & Health Care Ltd. (Household & Personal Products)†	89,337	108,782,636

	Shares	Value
COMMON STOCKS - 91.1% (continued)
South Korea - 8.3% (continued)

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	182,963	$180,619,984

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	658,219	49,469,565

		431,126,035

Taiwan - 8.2%

Airtac International Group (Capital Goods)†	2,269,063	30,167,094

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,762,031	67,730,311

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,054,031	25,465,321

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	377,000	56,735,655

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	29,028,277	245,204,018

		425,302,399

Thailand - 1.4%

Siam Commercial Bank pcl, Reg S (Banks)	18,124,670	74,372,178

United Arab Emirates - 1.7%

DP World plc (Transportation)†	2,692,636	53,851,050

Emaar Properties PJSC (Real Estate)†	25,246,813	33,002,760

		86,853,810

United Kingdom - 1.8%

Bank of Georgia Group plc (Banks)†	686,578	15,392,508

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,120,812	75,861,644

		91,254,152

United States - 1.6%

EPAM Systems Inc. (Software & Services)*	471,192	84,512,997

Total Common Stocks (Cost $3,619,820,135)		$4,727,210,182

PREFERRED STOCKS - 5.6%
Brazil - 3.6%

Banco Bradesco SA - ADR (Banks)*	8,921,788	80,831,399

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,252,052	30,750,397

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
PREFERRED STOCKS - 5.6% (continued)
Brazil - 3.6% (continued)

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	8,398,253	$72,644,889

		184,226,685

Colombia - 1.2%

Bancolombia SA - Sponsored ADR, 2.55% (Banks)+	1,222,476	62,003,983

South Korea - 0.8%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.93% (Technology Hardware & Equipment)+†	52,055	41,377,264

Total Preferred Stocks (Cost $180,468,684)		$287,607,932

SHORT TERM INVESTMENTS - 3.3%

Northern Institutional Funds - Prime Obligations Portfolio, 2.49% (Money Market Funds)	30,000,000	30,000,000

Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	142,724,707	142,724,707

Total Short Term Investments (Cost $172,724,707)		$172,724,707

Total Investments — 100.0%

(Cost $3,973,013,526)		$5,187,542,821

Other Assets Less Liabilities - 0.0%		949,825

Net Assets — 100.0%		$5,188,492,646

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	2.8%

Banks	20.7

Capital Goods	2.1

Commercial & Professional Services	1.5

Consumer Durables & Apparel	5.5

Consumer Services	1.9

Diversified Financials	2.3

Energy	7.8

Food & Staples Retailing	2.3

Food Beverage & Tobacco	3.7

Household & Personal Products	2.8

Insurance	4.8

Materials	1.1

Media & Entertainment	7.0

Pharmaceuticals, Biotechnology & Life Sciences	1.1

Real Estate	0.6

Retailing	5.9

Semiconductors & Semiconductor Equipment	5.4

Software & Services	2.7

Technology Hardware & Equipment	8.6

Telecommunication Services	1.0

Transportation	3.2

Utilities	1.9

Money Market Funds	3.3

Total Investments	100.0

Other Assets Less Liabilities	0.0

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 90.7%
Brazil - 3.4%

Ambev SA - ADR (Food Beverage & Tobacco)	8,297,430	$39,080,895

B3 SA - Brasil Bolsa Balcao (Diversified Financials)*	3,256,000	28,606,564

Localiza Rent a Car SA (Transportation)*	1,893,200	17,478,218

Raia Drogasil SA (Food & Staples Retailing)*	1,084,600	19,124,543

WEG SA (Capital Goods)	8,158,830	38,660,341

		142,950,561

Chile - 0.4%

Banco Santander Chile - ADR (Banks)	645,584	18,076,352

China - 24.1%

51job Inc. - ADR (Commercial & Professional Services)*	675,286	62,355,909

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	3,331,500	21,579,874

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	857,865	159,194,008

Autohome Inc. - ADR (Media & Entertainment)*	231,654	26,753,720

Baidu Inc. - Sponsored ADR (Media & Entertainment)*	197,778	32,876,637

CNOOC Ltd. - Sponsored ADR (Energy)	364,364	66,197,652

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,602,000	29,984,495

Ctrip.com International Ltd. - ADR (Retailing)*	609,300	26,839,665

ENN Energy Holdings Ltd. (Utilities)†	8,535,700	80,674,926

Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Technology Hardware & Equipment)†	10,131,008	49,144,503

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	4,389,980	25,499,626

JD.com Inc. - ADR (Retailing)*	555,784	16,823,582

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	7,768,838	60,415,765

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,973,500	47,877,359

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,833,000	51,338,809

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	12,648,788	12,125,665

	Shares	Value
COMMON STOCKS - 90.7% (continued)
China - 24.1% (continued)

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	3,677,800	$44,678,968

Tencent Holdings Ltd. (Media & Entertainment)†	3,741,300	185,354,309

Weibo Corp. - Sponsored ADR (Media & Entertainment)*	338,239	23,169,372

		1,022,884,844

Czech Republic - 0.9%

Komercni banka AS (Banks)†	1,013,524	38,432,008

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	7,224,304	31,611,735

Hong Kong - 7.4%

AIA Group Ltd. (Insurance)†	10,775,189	109,990,879

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,553,123	29,583,923

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	2,008,251	69,726,917

Sands China Ltd. (Consumer Services)†	14,243,744	78,257,048

Techtronic Industries Co., Ltd. (Consumer Durables & Apparel)†	3,477,000	25,165,254

		312,724,021

India - 5.3%

Housing Development Finance Corp., Ltd. (Banks)†	3,144,081	90,179,506

Kotak Mahindra Bank Ltd. (Banks)†	2,481,411	49,472,771

Maruti Suzuki India Ltd. (Automobiles & Components)†	403,105	38,638,694

Tata Consultancy Services Ltd. (Software & Services)†	1,445,338	46,975,928

		225,266,899

Indonesia - 3.4%

Astra International Tbk PT (Automobiles & Components)†	63,966,900	34,225,986

Bank Central Asia Tbk PT (Banks)†	20,474,010	41,306,180

Bank Rakyat Indonesia Persero Tbk PT (Banks)*†	226,721,390	69,524,278

		145,056,444

Italy - 1.2%

Tenaris SA - ADR (Energy)	1,878,144	52,099,715

Kenya - 1.3%

East African Breweries Ltd. (Food Beverage & Tobacco)†	4,804,050	10,531,970

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 90.7% (continued)
Kenya - 1.3% (continued)

Safaricom plc (Telecommunication Services)†	154,914,701	$43,114,417

		53,646,387

Mexico - 4.7%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	442,144	43,148,833

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	237,612	39,099,055

Grupo Financiero Banorte SAB de CV, Series O (Banks)	10,014,340	63,299,619

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	17,705,500	52,030,088

		197,577,595

Panama - 0.8%

Copa Holdings SA, Class A (Transportation)	420,290	34,993,345

Peru - 1.3%

Credicorp Ltd. (Banks)	236,022	55,913,612

Russia - 8.1%

LUKOIL PJSC - Sponsored ADR (Energy)	1,291,168	110,394,864

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	526,282	101,287,266

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	7,378,672	106,074,384

Yandex NV, Class A (Media & Entertainment)*	702,802	26,305,879

		344,062,393

South Africa - 4.8%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	493,039	3,546,366

Discovery Ltd. (Insurance)†	4,609,385	46,417,623

Naspers Ltd., Class N (Retailing)†	183,175	46,788,725

Sasol Ltd. (Materials)†	1,347,492	44,634,342

Standard Bank Group Ltd. (Banks)†	4,618,127	64,236,007

		205,623,063

South Korea - 8.3%

Amorepacific Corp. (Household & Personal Products)†	167,778	29,889,703

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,334,181	45,403,634

LG Household & Health Care Ltd. (Household & Personal Products)†	72,913	88,783,688

	Shares	Value
COMMON STOCKS - 90.7% (continued)
South Korea - 8.3% (continued)

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	149,303	$147,391,033

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	537,209	40,374,853

		351,842,911

Taiwan - 8.1%

Airtac International Group (Capital Goods)†	1,702,397	22,633,294

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,887,216	55,287,827

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	7,389,136	20,782,645

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	308,001	46,351,827

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	23,691,637	200,125,023

		345,180,616

Thailand - 1.4%

Siam Commercial Bank pcl, Reg S (Banks)	14,792,500	60,699,060

United Arab Emirates - 1.6%

DP World plc (Transportation)†	2,197,608	43,950,798

Emaar Properties PJSC (Real Estate)†	18,816,024	24,596,400

		68,547,198

United Kingdom - 1.8%

Bank of Georgia Group plc (Banks)†	560,354	12,562,671

Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,718,880	61,484,498

		74,047,169

United States - 1.6%

EPAM Systems Inc. (Software & Services)*	384,069	68,886,616

Total Common Stocks (Cost $2,806,992,907)		$3,850,122,544

PREFERRED STOCKS - 5.5%
Brazil - 3.5%

Banco Bradesco SA - ADR (Banks)*	7,284,386	65,996,537

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,021,869	25,097,103

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
PREFERRED STOCKS - 5.5% (continued)
Brazil - 3.5% (continued)

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	6,854,277	$59,289,496

		150,383,136

Colombia - 1.2%

Bancolombia SA - Sponsored ADR, 2.55% (Banks)+	997,730	50,604,866

South Korea - 0.8%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.93% (Technology Hardware & Equipment)+†	42,515	33,794,148

Total Preferred Stocks (Cost $131,241,901)		$234,782,150

SHORT TERM INVESTMENTS - 3.5%

Northern Institutional Funds - Prime Obligations Portfolio, 2.49% (Money Market Funds)	35,000,000	35,000,000

Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	112,673,567	112,673,567

Total Short Term Investments (Cost $147,673,567)		$147,673,567

Total Investments — 99.7%

(Cost $3,085,908,375)		$4,232,578,261

Other Assets Less Liabilities - 0.3%		12,158,753

Net Assets — 100.0%		$4,244,737,014

Summary of Abbreviations

ADR	American Depositary Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	2.8%

Banks	20.7

Capital Goods	2.0

Commercial & Professional Services	1.5

Consumer Durables & Apparel	5.5

Consumer Services	1.8

Diversified Financials	2.3

Energy	7.8

Food & Staples Retailing	2.3

Food Beverage & Tobacco	3.6

Household & Personal Products	2.8

Insurance	4.8

Materials	1.0

Media & Entertainment	6.9

Pharmaceuticals, Biotechnology & Life Sciences	1.1

Real Estate	0.6

Retailing	5.9

Semiconductors & Semiconductor Equipment	5.4

Software & Services	2.7

Technology Hardware & Equipment	8.6

Telecommunication Services	1.0

Transportation	3.2

Utilities	1.9

Money Market Funds	3.5

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 84.8%
Argentina - 8.0%

Banco Macro SA - ADR (Banks)	158,276	$6,422,840

Globant SA (Software & Services)*	147,466	12,385,669

Grupo Financiero Galicia SA - ADR (Banks)	244,831	5,332,419

Loma Negra Cia Industrial Argentina SA - Sponsored ADR (Materials)*	218,768	2,187,680

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)*	261,510	3,438,857

		29,767,465

Bangladesh - 3.0%

GrameenPhone Ltd. (Telecommunication Services)†	307,340	1,305,715

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,183,073	9,798,294

		11,104,009

Colombia - 5.0%

Cementos Argos SA - Sponsored ADR (Materials)#†	409,460	5,109,938

Ecopetrol SA - Sponsored ADR (Energy)	625,862	11,572,188

Grupo Nutresa SA (Food Beverage & Tobacco)	259,856	2,153,914

		18,836,040

Croatia - 0.5%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	11,309	1,873,368

Egypt - 4.7%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	2,235,992	9,784,138

Edita Food Industries SAE (Food Beverage & Tobacco)†	2,231,107	2,598,856

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)†	1,084,730	5,288,234

		17,671,228

Estonia - 0.7%

Tallink Grupp AS (Transportation)†	2,057,843	2,492,666

Kazakhstan - 1.1%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	339,467	3,974,139

Kenya - 4.8%

East African Breweries Ltd. (Food Beverage & Tobacco)†	786,100	1,723,375

	Shares	Value
COMMON STOCKS - 84.8% (continued)
Kenya - 4.8% (continued)

Safaricom plc (Telecommunication Services)†	57,624,150	$16,037,417

		17,760,792

Kuwait - 4.7%

Mabanee Co. SAK (Real Estate)†	2,001,530	4,108,811

National Bank of Kuwait SAKP (Banks)	4,337,266	13,248,998

		17,357,809

Morocco - 2.2%

Maroc Telecom (Telecommunication Services)†	314,629	4,780,588

Societe d’Exploitation des Ports (Transportation)†	177,214	3,391,213

		8,171,801

Nigeria - 5.7%

Dangote Cement plc (Materials)	5,603,772	2,796,061

Guaranty Trust Bank plc (Banks)†	78,468,479	7,178,140

Lafarge Africa plc (Materials)	1,100,000	34,913

Nestle Nigeria plc (Food Beverage & Tobacco)	993,293	4,185,185

Nigerian Breweries plc (Food Beverage & Tobacco)†	1,694,100	305,271

Zenith Bank plc (Banks)†	114,426,819	6,756,212

		21,255,782

Pakistan - 1.4%

Engro Corp., Ltd. (Materials)†	439,992	989,220

MCB Bank Ltd. (Banks)†	507,200	681,983

Oil & Gas Development Co., Ltd. (Energy)†	1,011,100	1,006,273

Pakistan Petroleum Ltd. (Energy)†	2,012,571	2,410,745

		5,088,221

Peru - 8.7%

Alicorp SAA (Food Beverage & Tobacco)	3,685,461	11,926,337

Cementos Pacasmayo SAA, Class C (Materials)	454,952	880,597

Credicorp Ltd. (Banks)	61,767	14,632,602

Ferreycorp SAA (Capital Goods)	6,557,072	4,858,559

		32,298,095

Philippines - 18.9%

Bank of the Philippine Islands (Banks)†	4,403,894	7,170,836

BDO Unibank Inc. (Banks)†	2,434,608	6,260,973

International Container Terminal Services Inc. (Transportation)†	2,266,740	5,504,699

Jollibee Foods Corp. (Consumer Services)†	2,660,420	15,550,606

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 84.8% (continued)
Philippines - 18.9% (continued)

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	5,964,940	$8,938,960

Security Bank Corp. (Banks)†	2,179,170	7,527,440

SM Prime Holdings Inc. (Real Estate)†	20,939,200	16,655,426

Universal Robina Corp. (Food Beverage & Tobacco)†	906,820	2,650,097

		70,259,037

Romania - 2.1%

Banca Transilvania SA (Banks)†	8,446,314	4,390,036

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	472,767	3,663,049

		8,053,085

Slovenia - 0.7%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	37,932	2,518,407

Sri Lanka - 0.3%

Commercial Bank of Ceylon plc (Banks)†	573,285	299,300

John Keells Holdings plc (Capital Goods)†	1,066,675	906,139

		1,205,439

Thailand - 0.7%

Home Product Center pcl, Reg S (Retailing)	5,239,094	2,576,469

Ukraine - 1.4%

Kernel Holding SA (Food Beverage & Tobacco)†	230,672	3,198,549

MHP SE - GDR (Food Beverage & Tobacco)†	177,842	1,991,285

		5,189,834

United Arab Emirates - 2.3%

Agthia Group PJSC (Food Beverage & Tobacco)†	4,254,671	4,531,609

DP World plc (Transportation)†	119,323	2,386,386

Emaar Properties PJSC (Real Estate)†	1,269,082	1,658,950

		8,576,945

United Kingdom - 0.5%

Bank of Georgia Group plc (Banks)†	79,115	1,773,693

Vietnam - 7.4%

Hoa Phat Group JSC (Materials)*†	9,559,192	13,838,988

Masan Group Corp. (Food Beverage & Tobacco)*†	1,057,850	3,944,146

	Shares	Value
COMMON STOCKS - 84.8% (continued)
Vietnam - 7.4% (continued)

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,757,760	$9,787,743

		27,570,877

Total Common Stocks (Cost $265,240,495)		$315,375,201

PREFERRED STOCKS - 2.7%
Colombia - 2.7%

Bancolombia SA - Sponsored ADR, 2.55% (Banks)+	196,607	9,971,907

Total Preferred Stocks (Cost $6,673,826)		$9,971,907

PARTICIPATION NOTES - 11.7%
Saudi Arabia - 11.7%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	833,460	16,659,083

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/11/28 (Consumer Services)^†	158,349	2,490,812

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)*^†	388,515	18,336,624

National Commercial Bank, Issued by HSBC BANK PLC, Maturity Date 11/9/20 (Banks)^†	377,491	6,201,099

		43,687,618

Total Participation Notes (Cost $29,248,943)		$43,687,618

SHORT TERM INVESTMENTS - 0.7%
Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	2,499,159	2,499,159

Total Short Term Investments (Cost $2,499,159)		$2,499,159

Total Investments — 99.9%

(Cost $303,662,423)		$371,533,885

Other Assets Less Liabilities - 0.1%		302,247

Net Assets — 100.0%		$371,836,132

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 11.7% of net assets as of April 30, 2019, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Banks	34.5%

Capital Goods	1.6

Consumer Services	4.9

Energy	5.0

Food & Staples Retailing	2.4

Food Beverage & Tobacco	13.2

Health Care Equipment & Services	1.4

Materials	6.9

Pharmaceuticals, Biotechnology & Life Sciences	3.3

Real Estate	6.0

Retailing	5.6

Software & Services	3.3

Technology Hardware & Equipment	0.5

Telecommunication Services	6.9

Transportation	3.7

Money Market Fund	0.7

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 97.4%
Argentina - 0.2%

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)*	938	$12,335

Australia - 1.4%

BHP Group Ltd. (Materials)†	1,977	52,215

Cochlear Ltd. (Health Care Equipment & Services)†	83	10,961

DuluxGroup Ltd. (Materials)†	4,340	29,843

		93,019

Belgium - 0.6%

Anheuser-Busch InBev SA (Food Beverage & Tobacco)†	463	41,177

Brazil - 0.5%

Ambev SA - ADR (Food Beverage & Tobacco)	2,877	13,551

Ultrapar Participacoes SA - Sponsored ADR (Energy)	1,872	10,034

WEG SA (Capital Goods)	1,900	9,003

		32,588

Canada - 2.0%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	800	47,294

Canadian National Railway Co. (Transportation)	600	55,668

Cenovus Energy Inc. (Energy)	1,500	14,869

Encana Corp. (Energy)	2,037	14,117

		131,948

China - 5.0%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	1,670	10,818

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	55	10,206

Autohome Inc. - ADR (Media & Entertainment)*	92	10,625

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	984	46,907

CNOOC Ltd. - Sponsored ADR (Energy)	119	21,620

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,000	7,687

Ctrip.com International Ltd. - ADR (Retailing)*	481	21,188

ENN Energy Holdings Ltd. (Utilities)†	2,000	18,903

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	2,600	9,695

	Shares	Value
COMMON STOCKS - 97.4% (continued)
China - 5.0% (continued)

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	1,700	$14,026

Haitian International Holdings Ltd. (Capital Goods)†	4,000	10,049

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	1,900	11,036

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,200	10,124

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	10,479

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,500	11,665

NetEase Inc. - ADR (Media & Entertainment)	41	11,666

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	110	10,501

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	1,100	14,058

Shanghai International Airport Co., Ltd., Class A (Transportation)†	1,200	12,581

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	13,394

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	2,900	9,716

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,100	13,363

Tingyi Cayman Islands Holding Corp. (Food Beverage & Tobacco)†	6,000	9,896

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)*†	700	9,198

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,000	10,069

		339,470

Colombia - 0.5%

Cementos Argos SA - Sponsored ADR (Materials)#†	743	9,272

Ecopetrol SA - Sponsored ADR (Energy)	800	14,792

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 97.4% (continued)
Colombia - 0.5% (continued)

Grupo Nutresa SA (Food Beverage & Tobacco)	1,370	$11,356

		35,420

Denmark - 0.9%

Chr Hansen Holding A/S (Materials)†	150	15,320

Coloplast A/S, Class B (Health Care Equipment & Services)†	318	34,309

Novozymes A/S, Class B (Materials)†	290	13,529

		63,158

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	7,736	33,851

France - 1.7%

Air Liquide SA (Materials)†	300	39,896

Dassault Systemes SE (Software & Services)†	130	20,634

EssilorLuxottica SA (Consumer Durables & Apparel)†	320	38,948

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	109	14,817

		114,295

Germany - 3.3%

adidas AG (Consumer Durables & Apparel)†	60	15,420

Allianz SE, Reg S (Insurance)†	230	55,436

Bayerische Motoren Werke AG (Automobiles & Components)†	350	29,861

FUCHS PETROLUB SE (Materials)†	375	14,930

Henkel AG & Co. KGaA (Household & Personal Products)†	549	52,348

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,190	28,041

SAP SE - Sponsored ADR (Software & Services)	110	14,175

Symrise AG (Materials)†	160	15,391

		225,602

Hong Kong - 1.4%

AIA Group Ltd. (Insurance)†	1,600	16,333

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,000	11,587

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	400	13,888

	Shares	Value
COMMON STOCKS - 97.4% (continued)
Hong Kong - 1.4% (continued)

Sands China Ltd. (Consumer Services)†	6,400	$35,162

Techtronic Industries Co., Ltd. (Consumer Durables & Apparel)†	2,500	18,094

		95,064

India - 2.6%

Asian Paints Ltd. (Materials)†	460	9,676

Bharti Infratel Ltd. (Telecommunication Services)†	4,020	15,192

Emami Ltd. (Household & Personal Products)†	2,197	12,227

Housing Development Finance Corp., Ltd. (Banks)†	390	11,186

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	11,839

ITC Ltd. (Food Beverage & Tobacco)†	3,613	15,655

Kotak Mahindra Bank Ltd. (Banks)†	590	11,763

Max Financial Services Ltd. (Insurance)*†	1,630	9,792

Pidilite Industries Ltd. (Materials)†	1,120	19,883

Tata Consultancy Services Ltd. (Software & Services)†	1,735	56,390

		173,603

Indonesia - 0.9%

Astra International Tbk PT (Automobiles & Components)†	16,000	8,561

Bank Central Asia Tbk PT (Banks)†	20,200	40,753

Bank Rakyat Indonesia Persero Tbk PT (Banks)*†	34,200	10,488

		59,802

Israel - 0.8%

Check Point Software

Technologies Ltd. (Software & Services)*	450	54,342

Italy - 0.8%

FinecoBank Banca Fineco SpA (Banks)†	2,542	33,564

Tenaris SA - ADR (Energy)	720	19,973

		53,537

Japan - 9.4%

ABC-Mart Inc. (Retailing)†	700	43,592

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	300	18,916

Daito Trust Construction Co., Ltd. (Real Estate)†	100	13,366

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 97.4% (continued)
Japan - 9.4% (continued)

Dentsu Inc. (Media & Entertainment)†	500	$20,277

FANUC Corp. (Capital Goods)†	100	18,743

Fast Retailing Co., Ltd. (Retailing)†	30	17,374

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	52,366

Infomart Corp. (Software & Services)†	1,200	17,584

JGC Corp. (Capital Goods)†	1,600	22,950

Kakaku.com Inc. (Media & Entertainment)†	600	12,341

Keyence Corp. (Technology Hardware & Equipment)†	23	14,334

Komatsu Ltd. (Capital Goods)†	900	23,415

Kubota Corp. (Capital Goods)†	1,600	24,080

M3 Inc. (Health Care Equipment & Services)†	800	14,232

Makita Corp. (Capital Goods)†	1,200	43,825

MISUMI Group Inc. (Capital Goods)†	700	17,988

Nidec Corp. (Capital Goods)†	100	14,273

Nomura Research Institute Ltd. (Software & Services)†	330	16,144

Pigeon Corp. (Household & Personal Products)†	400	17,025

Rinnai Corp. (Consumer Durables & Apparel)†	540	36,174

Shimano Inc. (Consumer Durables & Apparel)†	400	58,279

SMC Corp. (Capital Goods)†	40	16,625

Stanley Electric Co., Ltd. (Automobiles & Components)†	500	13,564

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	500	25,132

Sysmex Corp. (Health Care Equipment & Services)†	300	17,175

Unicharm Corp. (Household & Personal Products)†	1,000	32,884

ZOZO Inc. (Retailing)†	700	12,405

		635,063

Mexico - 1.4%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR (Banks)	1,000	8,430

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	110	7,053

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	90	8,783

	Shares	Value
COMMON STOCKS - 97.4% (continued)
Mexico - 1.4% (continued)

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	4,200	$9,354

Grupo Financiero Banorte SAB de CV, Series O (Banks)	1,400	8,849

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	18,700	54,953

		97,422

Netherlands - 0.3%

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	18,794

Pakistan - 0.7%

Engro Corp., Ltd. (Materials)†	3,800	8,543

MCB Bank Ltd. (Banks)†	5,700	7,664

Oil & Gas Development Co., Ltd. (Energy)†	13,400	13,336

Pakistan Petroleum Ltd. (Energy)†	11,325	13,566

United Bank Ltd. (Banks)†	6,800	7,122

		50,231

Peru - 0.6%

Alicorp SAA (Food Beverage & Tobacco)	9,290	30,063

Credicorp Ltd. (Banks)	50	11,845

		41,908

Philippines - 1.8%

Bank of the Philippine Islands (Banks)†	16,850	27,437

BDO Unibank Inc. (Banks)†	3,320	8,538

International Container Terminal Services Inc. (Transportation)†	16,230	39,414

Jollibee Foods Corp. (Consumer Services)†	1,710	9,995

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	15,750

Security Bank Corp. (Banks)†	3,360	11,606

SM Prime Holdings Inc. (Real Estate)†	12,800	10,182

		122,922

Qatar - 0.2%

Qatar Electricity & Water Co. QSC (Utilities)†	260	11,934

Russia - 0.8%

LUKOIL PJSC - Sponsored ADR (Energy)	130	11,115

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	9,963	14,047

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	50	9,623

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 97.4% (continued)
Russia - 0.8% (continued)

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	620	$8,913

Yandex NV, Class A (Media & Entertainment)*	274	10,256

		53,954

Singapore - 1.1%

DBS Group Holdings Ltd. (Banks)†	2,400	49,882

Oversea-Chinese Banking Corp. Ltd. (Banks)†	2,635	23,454

		73,336

South Africa - 0.6%

Clicks Group Ltd. (Food & Staples Retailing)†	851	11,636

Discovery Ltd. (Insurance)†	850	8,560

Standard Bank Group Ltd. (Banks)†	640	8,902

Tiger Brands Ltd. (Food Beverage & Tobacco)†	670	11,656

		40,754

South Korea - 0.8%

Hankook Tire Co., Ltd. (Automobiles & Components)†	447	15,212

LG Household & Health Care Ltd. (Household & Personal Products)†	9	10,959

NAVER Corp. (Media & Entertainment)†	125	12,792

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	184	13,829

		52,792

Spain - 1.8%

Amadeus IT Group SA (Software & Services)†	450	35,805

Banco Bilbao Vizcaya Argentaria SA (Banks)†	3,607	21,985

Banco Santander SA (Banks)†	5,049	25,665

Bankinter SA (Banks)†	4,810	38,410

		121,865

Sweden - 2.3%

Alfa Laval AB (Capital Goods)†	520	12,064

Assa Abloy AB, Class B (Capital Goods)†	1,220	26,038

Atlas Copco AB, Class A (Capital Goods)†	544	16,903

Epiroc AB, Class A (Capital Goods)*†	1,467	15,175

Hexagon AB, Class B (Technology Hardware & Equipment)†	270	14,722

Intrum AB (Commercial & Professional Services)†	823	20,933

	Shares	Value
COMMON STOCKS - 97.4% (continued)
Sweden - 2.3% (continued)

Skandinaviska Enskilda Banken AB, Class A (Banks)†	5,250	$50,107

		155,942

Switzerland - 4.0%

Alcon Inc. (Health Care Equipment & Services)*	368	21,418

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	140	10,239

Kuehne + Nagel International AG, Reg S (Transportation)†	285	41,483

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	60	18,535

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	540	52,126

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	225	59,320

SGS SA, Reg S (Commercial & Professional Services)†	8	21,141

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	65	13,143

Temenos AG, Reg S (Software & Services)*†	98	16,297

VAT Group AG (Capital Goods)*†	120	14,902

		268,604

Taiwan - 1.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,000	32,345

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	714	10,155

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	11,250

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	70	10,534

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	600	9,828

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	33,788

		107,900

Thailand - 0.1%

Siam Commercial Bank pcl, Reg S (Banks)	1,800	7,386

Turkey - 0.1%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	613	8,532

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 97.4% (continued)
United Arab Emirates - 0.2%

Emaar Properties PJSC (Real Estate)†	9,900	$12,941

United Kingdom - 5.7%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	970	16,490

Bank of Georgia Group plc (Banks)†	320	7,174

BBA Aviation plc (Transportation)†	5,148	18,292

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	780	27,059

Diageo plc (Food Beverage & Tobacco)†	1,040	43,858

HSBC Holdings plc - Sponsored ADR (Banks)	920	40,084

Rathbone Brothers plc (Diversified Financials)†	363	11,936

Reckitt Benckiser Group plc (Household & Personal Products)†	567	45,938

Rightmove plc (Media & Entertainment)†	2,000	14,123

Rio Tinto plc (Materials)†	225	13,127

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	790	51,263

Spirax-Sarco Engineering plc (Capital Goods)†	154	16,589

St. James’s Place plc (Diversified Financials)†	750	10,986

Standard Chartered plc (Banks)†	1,190	10,881

Unilever plc (Household & Personal Products)†	898	54,529

		382,329

United States - 40.8%

Abbott Laboratories (Health Care Equipment & Services)	184	14,639

Accenture plc, Class A (Software & Services)	380	69,415

Adobe Inc. (Software & Services)*	90	26,033

Air Products & Chemicals Inc. (Materials)	320	65,853

Allegion plc (Capital Goods)	721	71,545

Alphabet Inc., Class A (Media & Entertainment)*	45	53,953

Amazon.com Inc. (Retailing)*	20	38,530

Amphenol Corp., Class A (Technology Hardware & Equipment)	700	69,692

ANSYS Inc. (Software & Services)*	78	15,272

Apple Inc. (Technology Hardware & Equipment)	65	13,044

	Shares	Value
COMMON STOCKS - 97.4% (continued)
United States - 40.8% (continued)

Automatic Data Processing Inc. (Software & Services)	418	$68,715

Booking Holdings Inc. (Retailing)*	7	12,985

BorgWarner Inc. (Automobiles & Components)	407	17,000

Cisco Systems Inc. (Technology Hardware & Equipment)	845	47,278

Cognex Corp. (Technology Hardware & Equipment)	273	13,767

Cognizant Technology Solutions Corp., Class A (Software & Services)	170	12,403

Colgate-Palmolive Co. (Household & Personal Products)	950	69,150

Danaher Corp. (Health Care Equipment & Services)	327	43,308

Deere & Co. (Capital Goods)	200	33,126

eBay Inc. (Retailing)	1,070	41,463

Ecolab Inc. (Materials)	400	73,632

Emerson Electric Co. (Capital Goods)	185	13,133

EnerSys (Capital Goods)	200	13,838

Facebook Inc., Class A (Media & Entertainment)*	270	52,218

First Republic Bank (Banks)	660	69,709

Fiserv Inc. (Software & Services)*	790	68,920

Gartner Inc. (Software & Services)*	450	71,536

Guidewire Software Inc. (Software & Services)*	152	16,188

Healthcare Services Group Inc. (Commercial & Professional Services)	622	21,055

HEICO Corp. (Capital Goods)	212	22,372

Helmerich & Payne Inc. (Energy)	180	10,534

IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	16,240

Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	18,720

IPG Photonics Corp. (Technology Hardware & Equipment)*	100	17,473

IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	100	13,890

JPMorgan Chase & Co. (Banks)	641	74,388

Kansas City Southern (Transportation)	302	37,188

Linde plc (Materials)†	169	30,387

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 97.4% (continued)
United States - 40.8% (continued)

Mastercard Inc., Class A (Software & Services)	141	$35,848

McDonald’s Corp. (Consumer Services)	390	77,052

Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	880	69,265

Mettler-Toledo International Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	30	22,358

Microsoft Corp. (Software & Services)	400	52,240

NIKE Inc., Class B (Consumer Durables & Apparel)	156	13,701

NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	107	19,367

PayPal Holdings Inc. (Software & Services)*	240	27,065

Procter & Gamble Co. (Household & Personal Products)	769	81,883

Prudential Financial Inc. (Insurance)	460	48,627

Red Hat Inc. (Software & Services)*	120	21,904

Regeneron Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	82	28,137

Reinsurance Group of America Inc. (Insurance)	380	57,574

ResMed Inc. (Health Care Equipment & Services)	672	70,231

Rollins Inc. (Commercial & Professional Services)	600	23,202

Roper Technologies Inc. (Capital Goods)	208	74,818

salesforce.com Inc. (Software & Services)*	130	21,496

Schlumberger Ltd. (Energy)	280	11,950

Sensata Technologies Holding plc (Capital Goods)*	328	16,380

Signature Bank (Banks)	473	62,469

Synopsys Inc. (Software & Services)*	511	61,872

Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	110	12,961

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	60	16,647

Tiffany & Co. (Retailing)	608	65,555

	Shares	Value
COMMON STOCKS - 97.4% (continued)
United States - 40.8% (continued)

UnitedHealth Group Inc. (Health Care Equipment & Services)	230	$53,606

Verisk Analytics Inc. (Commercial & Professional Services)	249	35,144

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	69	11,660

Visa Inc., Class A (Software & Services)	260	42,752

Walt Disney Co. (Media & Entertainment)	590	80,812

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	149	31,817

Workday Inc., Class A (Software & Services)*	140	28,788

Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	380	38,699

		2,754,472

Total Common Stocks (Cost $5,511,318)		$6,578,292

PREFERRED STOCKS - 0.8%
Brazil - 0.5%

Banco Bradesco SA - ADR (Banks)*	1,262	11,434

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	433	10,634

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	1,095	9,472

		31,540

Colombia - 0.1%

Bancolombia SA - Sponsored ADR, 2.55% (Banks)+	187	9,485

South Korea - 0.2%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.93% (Technology Hardware & Equipment)+†	17	13,513

Total Preferred Stocks (Cost $47,205)		$54,538

SHORT TERM INVESTMENTS - 1.5%
Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	103,433	103,433

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
SHORT TERM INVESTMENTS - 1.5% (continued)

Total Short Term Investments (Cost $103,433)		$103,433

Total Investments — 99.7%

(Cost $5,661,956)		$6,736,263

Other Assets Less Liabilities - 0.3%		22,244

Net Assets — 100.0%		$6,758,507

Summary of Abbreviations

ADR American Depositary Receipt.

GDR Global Depository Receipt.

Reg S Security sold outside United States without registration under the Securities Act of 1933.

* Non-income producing security.

† Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#     Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

+ Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Industry	Percentage of Net Assets
Automobiles & Components	1.4%

Banks	11.5

Capital Goods	8.3

Commercial & Professional Services	1.8

Consumer Durables & Apparel	3.8

Consumer Services	2.1

Diversified Financials	0.7

Energy	3.2

Food & Staples Retailing	2.6

Food Beverage & Tobacco	4.1

Health Care Equipment & Services	4.6

Household & Personal Products	5.6

Insurance	3.1

Materials	6.1

Media & Entertainment	4.9

Pharmaceuticals, Biotechnology & Life Sciences	6.4

Real Estate	0.5

Retailing	3.9

Semiconductors & Semiconductor Equipment	2.0

Software & Services	12.9

Technology Hardware & Equipment	4.2

Telecommunication Services	1.1

Transportation	3.0

Utilities	0.4

Money Market Fund	1.5

Total Investments	99.7

Other Assets Less Liabilities	0.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 96.2%
Argentina - 0.3%

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)*	2,290	$30,114

Australia - 2.0%

BHP Group Ltd. (Materials)†	4,427	116,922

Cochlear Ltd. (Health Care Equipment & Services)†	455	60,088

DuluxGroup Ltd. (Materials)†	10,386	71,417

		248,427

Belgium - 1.2%

Anheuser-Busch InBev SA (Food Beverage & Tobacco)†	1,594	141,762

Brazil - 0.8%

Ambev SA - ADR (Food Beverage & Tobacco)	6,357	29,941

Ultrapar Participacoes SA - Sponsored ADR (Energy)	5,930	31,785

WEG SA (Capital Goods)	6,100	28,905

		90,631

Canada - 2.7%

Alimentation Couche-Tard Inc. (Food & Staples Retailing)	2,100	124,147

Canadian National Railway Co. (Transportation)	1,371	127,201

Cenovus Energy Inc. (Energy)	3,700	36,677

Encana Corp. (Energy)	5,202	36,050

		324,075

China - 7.2%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	5,000	32,388

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	160	29,691

Autohome Inc. - ADR (Media & Entertainment)*	275	31,760

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	670	31,939

CNOOC Ltd. - Sponsored ADR (Energy)	247	44,875

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	22,000	42,280

Ctrip.com International Ltd. - ADR (Retailing)*	947	41,715

ENN Energy Holdings Ltd. (Utilities)†	4,000	37,806

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	8,500	31,696

	Shares	Value
COMMON STOCKS - 96.2% (continued)
China - 7.2% (continued)

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	3,400	$28,052

Haitian International Holdings Ltd. (Capital Goods)†	15,400	38,690

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	5,400	31,366

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	6,800	31,291

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	1,800	31,437

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	4,700	36,550

NetEase Inc. - ADR (Media & Entertainment)	122	34,713

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	435	41,525

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	3,100	39,619

Shanghai International Airport Co., Ltd., Class A (Transportation)†	3,500	36,695

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,770	50,495

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	8,100	27,138

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,000	24,297

Tingyi Cayman Islands Holding Corp. (Food Beverage & Tobacco)†	25,150	41,479

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)*†	2,200	28,908

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	3,000	30,207

		876,612

Colombia - 1.1%

Cementos Argos SA - Sponsored ADR (Materials)#†	2,349	29,315

Ecopetrol SA - Sponsored ADR (Energy)	2,575	47,612

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
Colombia - 1.1% (continued)

Grupo Nutresa SA (Food Beverage & Tobacco)	7,266	$60,227

		137,154

Denmark - 2.1%

Chr Hansen Holding A/S (Materials)†	602	61,486

Coloplast A/S, Class B (Health Care Equipment & Services)†	770	83,074

Novozymes A/S, Class B (Materials)†	2,434	113,554

		258,114

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	14,745	64,520

France - 3.1%

Air Liquide SA (Materials)†	804	106,921

Dassault Systemes SE (Software & Services)†	530	84,124

EssilorLuxottica SA (Consumer Durables & Apparel)†	862	104,916

Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	583	79,251

		375,212

Germany - 6.8%

adidas AG (Consumer Durables & Apparel)†	369	94,834

Allianz SE, Reg S (Insurance)†	561	135,216

Bayerische Motoren Werke AG (Automobiles & Components)†	1,251	106,732

FUCHS PETROLUB SE (Materials)†	2,539	101,088

Henkel AG & Co. KGaA (Household & Personal Products)†	1,229	117,187

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,150	27,098

SAP SE - Sponsored ADR (Software & Services)	1,107	142,648

Symrise AG (Materials)†	1,113	107,063

		831,866

Hong Kong - 3.3%

AIA Group Ltd. (Insurance)†	11,800	120,452

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	7,200	83,429

Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	2,000	69,440

	Shares	Value
COMMON STOCKS - 96.2% (continued)
Hong Kong - 3.3% (continued)

Sands China Ltd. (Consumer Services)†	5,200	$28,570

Techtronic Industries Co., Ltd. (Consumer Durables & Apparel)†	13,000	94,089

		395,980

India - 3.8%

Asian Paints Ltd. (Materials)†	1,380	29,029

Bharti Infratel Ltd. (Telecommunication Services)†	16,093	60,816

Emami Ltd. (Household & Personal Products)†	4,758	26,479

Housing Development Finance Corp., Ltd. (Banks)†	1,080	30,977

ICICI Bank Ltd. - Sponsored ADR (Banks)	3,265	37,384

ITC Ltd. (Food Beverage & Tobacco)†	6,040	26,171

Kotak Mahindra Bank Ltd. (Banks)†	1,770	35,289

Max Financial Services Ltd. (Insurance)*†	7,870	47,276

Pidilite Industries Ltd. (Materials)†	2,100	37,281

Tata Consultancy Services Ltd. (Software & Services)†	3,914	127,212

		457,914

Indonesia - 0.8%

Astra International Tbk PT (Automobiles & Components)†	79,500	42,537

Bank Central Asia Tbk PT (Banks)†	13,000	26,227

Bank Rakyat Indonesia Persero Tbk PT (Banks)*†	101,900	31,248

		100,012

Israel - 1.0%

Check Point Software Technologies Ltd. (Software & Services)*	1,004	121,243

Italy - 1.0%

FinecoBank Banca Fineco SpA (Banks)†	5,169	68,251

Tenaris SA - ADR (Energy)	1,856	51,485

		119,736

Japan - 16.3%

ABC-Mart Inc. (Retailing)†	1,840	114,586

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,100	69,357

Daito Trust Construction Co., Ltd. (Real Estate)†	800	106,927

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
Japan - 16.3% (continued)

Dentsu Inc. (Media & Entertainment)†	2,020	$81,919

FANUC Corp. (Capital Goods)†	300	56,228

Fast Retailing Co., Ltd. (Retailing)†	70	40,539

Hakuhodo DY Holdings Inc. (Media & Entertainment)†	6,790	114,698

Infomart Corp. (Software & Services)†	2,600	38,098

JGC Corp. (Capital Goods)†	3,500	50,203

Kakaku.com Inc. (Media & Entertainment)†	4,000	82,273

Keyence Corp. (Technology Hardware & Equipment)†	50	31,161

Komatsu Ltd. (Capital Goods)†	1,240	32,261

Kubota Corp. (Capital Goods)†	6,300	94,813

M3 Inc. (Health Care Equipment & Services)†	1,800	32,023

Makita Corp. (Capital Goods)†	2,600	94,955

MISUMI Group Inc. (Capital Goods)†	2,200	56,534

Nidec Corp. (Capital Goods)†	200	28,545

Nomura Research Institute Ltd. (Software & Services)†	2,502	122,400

Pigeon Corp. (Household & Personal Products)†	1,700	72,355

Rinnai Corp. (Consumer Durables & Apparel)†	1,300	87,087

Shimano Inc. (Consumer Durables & Apparel)†	800	116,559

SMC Corp. (Capital Goods)†	160	66,502

Stanley Electric Co., Ltd. (Automobiles & Components)†	3,915	106,203

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	1,055	53,028

Sysmex Corp. (Health Care Equipment & Services)†	1,500	85,877

Unicharm Corp. (Household & Personal Products)†	3,700	121,671

ZOZO Inc. (Retailing)†	1,500	26,581

		1,983,383

Mexico - 1.7%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR (Banks)	5,002	42,167

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	502	32,188

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	280	27,325

	Shares	Value
COMMON STOCKS - 96.2% (continued)
Mexico - 1.7% (continued)

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	13,500	$30,065

Grupo Financiero Banorte SAB de CV, Series O (Banks)	5,800	36,661

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	14,400	42,317

		210,723

Netherlands - 0.9%

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	492	102,739

Pakistan - 1.1%

Engro Corp., Ltd. (Materials)†	13,100	29,452

MCB Bank Ltd. (Banks)†	20,500	27,564

Oil & Gas Development Co., Ltd. (Energy)†	28,900	28,762

Pakistan Petroleum Ltd. (Energy)†	17,825	21,352

United Bank Ltd. (Banks)†	25,600	26,811

		133,941

Peru - 0.7%

Alicorp SAA (Food Beverage & Tobacco)	10,540	34,108

Credicorp Ltd. (Banks)	214	50,697

		84,805

Philippines - 3.1%

Bank of the Philippine Islands (Banks)†	26,220	42,694

BDO Unibank Inc. (Banks)†	10,450	26,874

International Container Terminal Services Inc. (Transportation)†	39,950	97,017

Jollibee Foods Corp. (Consumer Services)†	5,870	34,311

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	40,830	61,187

Security Bank Corp. (Banks)†	15,220	52,574

SM Prime Holdings Inc. (Real Estate)†	79,600	63,315

		377,972

Qatar - 0.5%

Qatar Electricity & Water Co. QSC (Utilities)†	1,383	63,479

Russia - 1.7%

LUKOIL PJSC - Sponsored ADR (Energy)	636	54,378

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	23,860	33,641

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	266	51,194

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
Russia - 1.7% (continued)

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	2,020	$29,039

Yandex NV, Class A (Media & Entertainment)*	882	33,013

		201,265

Singapore - 2.0%

DBS Group Holdings Ltd. (Banks)†	6,070	126,158

Oversea-Chinese Banking Corp. Ltd. (Banks)†	13,100	116,604

		242,762

South Africa - 1.0%

Clicks Group Ltd. (Food & Staples Retailing)†	2,470	33,773

Discovery Ltd. (Insurance)†	2,580	25,981

Standard Bank Group Ltd. (Banks)†	2,468	34,329

Tiger Brands Ltd. (Food Beverage & Tobacco)†	1,517	26,393

		120,476

South Korea - 1.4%

Hankook Tire Co., Ltd. (Automobiles & Components)†	1,716	58,397

LG Household & Health Care Ltd. (Household & Personal Products)†	28	34,095

NAVER Corp. (Media & Entertainment)†	237	24,254

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	670	50,355

		167,101

Spain - 3.2%

Amadeus IT Group SA (Software & Services)†	1,550	123,327

Banco Bilbao Vizcaya Argentaria SA (Banks)†	7,281	44,378

Banco Santander SA (Banks)†	24,423	124,149

Bankinter SA (Banks)†	12,382	98,876

		390,730

Sweden - 4.3%

Alfa Laval AB (Capital Goods)†	1,110	25,753

Assa Abloy AB, Class B (Capital Goods)†	5,505	117,492

Atlas Copco AB, Class A (Capital Goods)†	1,000	31,071

Epiroc AB, Class A (Capital Goods)*†	10,312	106,668

Hexagon AB, Class B (Technology Hardware & Equipment)†	1,644	89,643

Intrum AB (Commercial & Professional Services)†	2,857	72,669

	Shares	Value
COMMON STOCKS - 96.2% (continued)
Sweden - 4.3% (continued)

Skandinaviska Enskilda Banken AB, Class A (Banks)†	8,357	$79,760

		523,056

Switzerland - 7.4%

Alcon Inc. (Health Care Equipment & Services)*	1,484	86,369

Cie Financiere Richemont SA, Reg S (Consumer Durables & Apparel)†	1,358	99,321

Kuehne + Nagel International AG, Reg S (Transportation)†	769	111,931

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	130	40,160

Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	1,289	124,427

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	450	118,640

SGS SA, Reg S (Commercial & Professional Services)†	45	118,921

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	532	107,566

Temenos AG, Reg S (Software & Services)*†	387	64,357

VAT Group AG (Capital Goods)*†	268	33,281

		904,973

Taiwan - 1.7%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	6,000	48,517

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,040	29,015

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	12,000	33,751

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	220	33,109

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	2,000	32,758

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	33,788

		210,938

Thailand - 0.2%

Siam Commercial Bank pcl, Reg S (Banks)	6,700	27,493

Turkey - 0.3%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,193	30,523

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
United Arab Emirates - 0.5%

Emaar Properties PJSC (Real Estate)†	45,410	$59,360

United Kingdom - 10.5%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	4,562	77,555

Bank of Georgia Group plc (Banks)†	1,330	29,818

BBA Aviation plc (Transportation)†	28,010	99,528

Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,913	66,363

Diageo plc (Food Beverage & Tobacco)†	1,767	74,516

HSBC Holdings plc - Sponsored ADR (Banks)	2,346	102,215

Rathbone Brothers plc (Diversified Financials)†	1,747	57,442

Reckitt Benckiser Group plc (Household & Personal Products)†	1,453	117,722

Rightmove plc (Media & Entertainment)†	12,198	86,135

Rio Tinto plc (Materials)†	1,066	62,195

Royal Dutch Shell plc, Class B - Sponsored ADR (Energy)	1,795	116,478

Spirax-Sarco Engineering plc (Capital Goods)†	796	85,745

St. James’s Place plc (Diversified Financials)†	7,866	115,223

Standard Chartered plc (Banks)†	6,710	61,351

Unilever plc (Household & Personal Products)†	2,114	128,367

		1,280,653

Total Common Stocks (Cost $10,430,678)		$11,689,744

PREFERRED STOCKS - 1.6%
Brazil - 0.9%

Banco Bradesco SA - ADR (Banks)*	5,130	46,478

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,300	31,928

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	4,341	37,549

		115,955

Colombia - 0.4%

Bancolombia SA - Sponsored ADR, 2.55% (Banks)+	910	46,155

	Shares	Value
PREFERRED STOCKS - 1.6% (continued)
South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.93% (Technology Hardware & Equipment)+†	44	$34,975

Total Preferred Stocks (Cost $154,443)		$197,085

SHORT TERM INVESTMENTS - 2.1%
Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	255,963	255,963

Total Short Term Investments (Cost $255,963)		$255,963

Total Investments — 99.9%

(Cost $10,841,084)		$12,142,792

Other Assets Less Liabilities - 0.1%		14,807

Net Assets — 100.0%		$12,157,599

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

Industry	Percentage of Net Assets

Automobiles & Components	2.8%

Banks	13.2

Capital Goods	8.1

Commercial & Professional Services	1.6

Consumer Durables & Apparel	6.5

Consumer Services	1.1

Diversified Financials	2.3

Energy	4.3

Food & Staples Retailing	3.1

Food Beverage & Tobacco	5.9

Health Care Equipment & Services	3.7

Household & Personal Products	5.1

Insurance	3.0

Materials	7.1

Media & Entertainment	4.0

Pharmaceuticals, Biotechnology & Life Sciences	4.5

Real Estate	1.9

Retailing	2.1

Semiconductors & Semiconductor Equipment	2.3

Software & Services	6.8

Technology Hardware & Equipment	2.7

Telecommunication Services	1.0

Transportation	3.9

Utilities	0.8

Money Market Fund	2.1

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited)

	Shares	Value
COMMON STOCKS - 89.1%
Argentina - 0.2%

Telecom Argentina SA - Sponsored ADR (Telecommunication Services)*	1,090	$14,333

Bangladesh - 0.4%

GrameenPhone Ltd. (Telecommunication Services)†	3,588	15,243

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,543	13,985

		29,228

Brazil - 2.7%

Ambev SA - ADR (Food Beverage & Tobacco)	20,920	98,534

Ultrapar Participacoes SA - Sponsored ADR (Energy)	11,420	61,211

WEG SA (Capital Goods)	7,700	36,486

		196,231

China - 27.4%

AAC Technologies Holdings Inc. (Technology Hardware & Equipment)†	4,500	29,149

Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	773	143,446

Autohome Inc. - ADR (Media & Entertainment)*	332	38,343

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	2,609	124,371

CNOOC Ltd. - Sponsored ADR (Energy)	773	140,439

CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	24,000	46,124

Ctrip.com International Ltd. - ADR (Retailing)*	2,559	112,724

ENN Energy Holdings Ltd. (Utilities)†	9,000	85,063

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	37,300	139,088

Gree Electric Appliances Inc. of Zhuhai, Class A (Consumer Durables & Apparel)†	9,700	80,031

Haitian International Holdings Ltd. (Capital Goods)†	15,000	37,685

Han’s Laser Technology Industry Group Co., Ltd., Class A (Capital Goods)†	12,400	72,027

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	17,400	80,068

	Shares	Value
COMMON STOCKS - 89.1% (continued)
China - 27.4% (continued)

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	3,800	$66,368

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	13,400	104,207

NetEase Inc. - ADR (Media & Entertainment)	148	42,110

New Oriental Education & Technology Group Inc. - Sponsored ADR (Consumer Services)*	844	80,568

Ping An Insurance Group Co. of China Ltd., Class A (Insurance)†	12,100	154,643

Shanghai International Airport Co., Ltd., Class A (Transportation)†	8,600	90,166

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	6,000	80,363

Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	10,100	33,838

Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	5,600	68,030

Tingyi Cayman Islands Holding Corp. (Food Beverage & Tobacco)†	40,000	65,970

WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)*†	2,600	34,164

Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,000	40,276

		1,989,261

Colombia - 1.0%

Cementos Argos SA - Sponsored ADR (Materials)#†	1,739	21,702

Ecopetrol SA - Sponsored ADR (Energy)	1,683	31,119

Grupo Nutresa SA (Food Beverage & Tobacco)	2,477	20,531

		73,352

Egypt - 0.8%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	13,500	59,073

India - 10.9%

Asian Paints Ltd. (Materials)†	2,810	59,110

Bharti Infratel Ltd. (Telecommunication Services)†	24,259	91,676

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 89.1% (continued)
India - 10.9% (continued)

Emami Ltd. (Household & Personal Products)†	7,944	$44,210

Housing Development Finance Corp., Ltd. (Banks)†	5,100	146,280

ICICI Bank Ltd. - Sponsored ADR (Banks)	4,150	47,517

ITC Ltd. (Food Beverage & Tobacco)†	14,150	61,312

Kotak Mahindra Bank Ltd. (Banks)†	4,150	82,740

Max Financial Services Ltd. (Insurance)*†	3,880	23,308

Pidilite Industries Ltd. (Materials)†	4,150	73,673

Tata Consultancy Services Ltd. (Software & Services)†	5,052	164,198

		794,024

Indonesia - 3.4%

Astra International Tbk PT (Automobiles & Components)†	226,200	121,030

Bank Central Asia Tbk PT (Banks)†	42,400	85,542

Bank Rakyat Indonesia Persero Tbk PT (Banks)*†	128,700	39,466

		246,038

Kazakhstan - 0.3%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,610	18,848

Kenya - 0.2%

Safaricom plc (Telecommunication Services)†	62,300	17,339

Kuwait - 1.1%

Mabanee Co. SAK (Real Estate)†	8,845	18,157

National Bank of Kuwait SAKP (Banks)	20,523	62,692

		80,849

Mexico - 6.2%

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR (Banks)	4,150	34,985

Coca-Cola Femsa SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	908	58,221

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,105	107,837

Grupo Bimbo SAB de CV, Series A (Food Beverage & Tobacco)	24,900	55,454

	Shares	Value
COMMON STOCKS - 89.1% (continued)
Mexico - 6.2% (continued)

Grupo Financiero Banorte SAB de CV, Series O (Banks)	11,500	$72,690

Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	40,300	118,427

		447,614

Morocco - 0.4%

Attijariwafa Bank (Banks)†	320	14,839

Maroc Telecom (Telecommunication Services)†	900	13,675

		28,514

Nigeria - 0.8%

Dangote Cement plc (Materials)	28,327	14,134

Guaranty Trust Bank plc (Banks)†	167,008	15,278

Nestle Nigeria plc (Food Beverage & Tobacco)	3,815	16,074

Zenith Bank plc (Banks)†	260,470	15,379

		60,865

Pakistan - 1.0%

Engro Corp., Ltd. (Materials)†	4,900	11,016

MCB Bank Ltd. (Banks)†	8,900	11,967

Oil & Gas Development Co., Ltd. (Energy)†	17,300	17,217

Pakistan Petroleum Ltd. (Energy)†	12,650	15,153

United Bank Ltd. (Banks)†	18,500	19,375

		74,728

Peru - 2.3%

Alicorp SAA (Food Beverage & Tobacco)	6,050	19,578

Credicorp Ltd. (Banks)	617	146,167

		165,745

Philippines - 3.7%

Bank of the Philippine Islands (Banks)†	26,900	43,801

BDO Unibank Inc. (Banks)†	12,990	33,406

International Container Terminal Services Inc. (Transportation)†	12,000	29,141

Jollibee Foods Corp. (Consumer Services)†	9,090	53,133

Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,620	15,915

Security Bank Corp. (Banks)†	9,060	31,296

SM Prime Holdings Inc. (Real Estate)†	72,700	57,827

		264,519

Qatar - 0.3%

Qatar Electricity & Water Co. QSC (Utilities)†	420	19,278

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
COMMON STOCKS - 89.1% (continued)
Romania - 0.4%

Banca Transilvania SA (Banks)†	29,552	$15,360

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	2,060	15,961

		31,321

Russia - 6.0%

LUKOIL PJSC - Sponsored ADR (Energy)	1,650	141,075

Moscow Exchange MICEX-RTS PJSC (Diversified Financials)†	28,840	40,663

Novatek PJSC - Sponsored GDR, Reg S (Energy)†	745	143,381

Sberbank of Russia PJSC - Sponsored ADR (Banks)†	4,750	68,285

Yandex NV, Class A (Media & Entertainment)*	1,136	42,520

		435,924

South Africa - 3.5%

Clicks Group Ltd. (Food & Staples Retailing)†	3,867	52,875

Discovery Ltd. (Insurance)†	7,600	76,534

Standard Bank Group Ltd. (Banks)†	6,870	95,558

Tiger Brands Ltd. (Food Beverage & Tobacco)†	1,835	31,925

		256,892

South Korea - 4.3%

Hankook Tire Co., Ltd. (Automobiles & Components)†	2,101	71,499

LG Household & Health Care Ltd. (Household & Personal Products)†	70	85,237

NAVER Corp. (Media & Entertainment)†	1,040	106,432

Woongjin Coway Co., Ltd. (Consumer Durables & Apparel)†	650	48,852

		312,020

Taiwan - 7.7%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	8,000	64,689

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,080	58,030

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	54,000	151,880

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	690	103,840

Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,400	22,931

	Shares	Value
COMMON STOCKS - 89.1% (continued)
Taiwan - 7.7% (continued)

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	19,000	$160,494

		561,864

Thailand - 0.9%

Siam Commercial Bank pcl, Reg S (Banks)	16,100	66,064

Turkey - 0.4%

BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,232	31,066

United Arab Emirates - 1.0%

Emaar Properties PJSC (Real Estate)†	53,680	70,171

United Kingdom - 0.4%

Bank of Georgia Group plc (Banks)†	1,170	26,230

Vietnam - 1.4%

Hoa Phat Group JSC (Materials)*†	21,400	30,981

Masan Group Corp. (Food Beverage & Tobacco)*†	14,550	54,249

Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	2,472	13,765

		98,995

Total Common Stocks (Cost $5,846,742)		$6,470,386

PREFERRED STOCKS - 5.0%
Brazil - 2.5%

Banco Bradesco SA - ADR (Banks)*	8,309	75,279

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)*	1,620	39,787

Itau Unibanco Holding SA - Sponsored ADR, 0.55% (Banks)+	7,687	66,493

		181,559

Colombia - 0.6%

Bancolombia SA - Sponsored ADR, 2.55% (Banks)+	940	47,677

South Korea - 1.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 3.93% (Technology Hardware & Equipment)+†	171	135,924

Total Preferred Stocks (Cost $341,079)		$365,160

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

April 30, 2019 (unaudited) (continued)

	Shares	Value
PARTICIPATION NOTES - 2.8%
Saudi Arabia - 2.8%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	7,518	$150,278

Jarir Marketing Co., Issued by HSBC BANK PLC, Maturity Date 1/19/21 (Retailing)*^†	1,214	57,297

		207,575

Total Participation Notes (Cost $146,239)		$207,575

SHORT TERM INVESTMENTS - 1.8%
Northern Institutional Funds - Treasury Portfolio, 2.29% (Money Market Funds)	129,293	129,293

Total Short Term Investments (Cost $129,293)		$129,293

Total Investments — 98.7%

(Cost $6,463,353)		$7,172,414

Other Assets Less Liabilities - 1.3%		90,869

Net Assets — 100.0%		$7,263,283

Summary of Abbreviations

ADR	American Depositary Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.8% of net assets as of April 30, 2019, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Percentage of
Industry	Net Assets

Automobiles & Components	4.6%

Banks	21.9

Capital Goods	2.0

Consumer Durables & Apparel	5.1

Consumer Services	2.3

Diversified Financials	0.6

Energy	7.8

Food & Staples Retailing	3.6

Food Beverage & Tobacco	10.3

Household & Personal Products	1.8

Insurance	3.5

Materials	2.9

Media & Entertainment	3.2

Pharmaceuticals, Biotechnology & Life Sciences	1.8

Real Estate	2.0

Retailing	4.3

Semiconductors & Semiconductor Equipment	2.5

Software & Services	2.3

Technology Hardware & Equipment	7.6

Telecommunication Services	3.8

Transportation	1.6

Utilities	1.4

Money Market Fund	1.8

Total Investments	98.7
Other Assets Less Liabilities	1.3

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
ASSETS:
Investments (cost $652,486,045, $12,702,469,720 and $174,076,620, respectively)	$964,113,730	$15,649,756,680	$211,627,887
Dividends and interest receivable	1,429,419	29,380,109	535,124
Foreign currency (cost $129,505, $1,073,365 and $120,217, respectively)	129,506	1,073,365	120,516
Receivable for investments sold	363,480	8,545,140	149,912
Receivable for Fund shares sold	220,646	52,724,275	121,633
Tax reclaim receivable	398,833	25,768,544	224,293
Prepaid offering fees	—	—	424
Prepaid expenses	15,593	346,045	83,131
Total Assets:	966,671,207	15,767,594,158	212,862,920
LIABILITIES:
Payable to Investment Adviser	(638,914)	(8,525,268)	(199,306)
Payable for investments purchased	(964)	(67,936,210)	—
Payable for Fund shares redeemed	(317,012)	(13,896,106)	(185,377)
Payable for distribution fees	—	(298,254)	(30,707)
Deferred capital gains tax	—	—	(25,058)
Other liabilities	(240,870)	(3,650,791)	(144,810)
Total Liabilities	(1,197,760)	(94,306,629)	(585,258)
Net Assets	$965,473,447	$15,673,287,529	$212,277,662
ANALYSIS OF NET ASSETS:
Paid in capital	$668,266,471	$12,942,928,012	$183,003,049
Distributable earnings	297,206,976	2,730,359,517	29,274,613
Net Assets	$965,473,447	$15,673,287,529	$212,277,662
Net Assets:
Institutional Class	$673,192,750	$13,551,526,744	$150,594,994
Institutional Class Z	196,278,491	1,676,157,006	—
Investor Class	—	445,603,779	61,682,668
Advisor Class	96,002,206	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 500,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	19,366,282	606,458,269	9,671,348
Institutional Class Z (200,000,000, 200,000,000 and —, respectively, $.001 par value shares authorized)	5,651,982	75,043,854	—
Investor Class (—, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	19,960,969	3,996,667
Advisor Class (400,000,000, — and —, respectively, $.001 par value shares authorized)	2,765,312	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$34.76	$22.35	$15.57
Institutional Class Z	34.73	22.34	—
Investor Class	—	22.32	15.43
Advisor Class	34.72	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2019 (Unaudited)

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $3,973,013,526, $3,085,908,375 and $303,662,423, respectively)	$5,187,542,821	$4,232,578,261	$371,533,885
Dividends and interest receivable	10,757,430	8,091,679	2,591,890
Foreign currency (cost $356,966, $293,102 and $387,932, respectively)	356,966	293,102	388,442
Receivable for investments sold	28,959,183	19,121,755	—
Receivable for Fund shares sold	10,847,767	3,668,931	96,462
Tax reclaim receivable	326,716	280,813	—
Prepaid expenses	95,405	30,967	32,490
Total Assets:	5,238,886,288	4,264,065,508	374,643,169
LIABILITIES:
Payable to Investment Adviser	(4,790,994)	(3,683,849)	(420,478)
Payable for investments purchased	(37,532,853)	(10,120,563)	(790,335)
Payable for Fund shares redeemed	(5,924,478)	(3,438,484)	(348,612)
Payable for distribution fees	—	—	(18,001)
Deferred capital gains tax	(664,933)	—	(1,068,448)
Other liabilities	(1,480,384)	(2,085,598)	(161,163)
Total Liabilities	(50,393,642)	(19,328,494)	(2,807,037)

Net Assets	$5,188,492,646	$4,244,737,014	$371,836,132
ANALYSIS OF NET ASSETS:
Paid in capital	$4,173,716,697	$3,124,032,061	$425,072,432
Distributable earnings	1,014,775,949	1,120,704,953	(53,236,300)
Net Assets	$5,188,492,646	$4,244,737,014	$371,836,132
Net Assets:
Institutional Class	$4,703,513,950	$—	$—
Institutional Class I	—	—	167,681,490
Institutional Class II	—	—	180,698,144
Institutional Class Z	484,978,696	—	—
Investor Class	—	—	23,456,498
Advisor Class	—	4,244,737,014	—
Total Shares Outstanding:
Institutional Class (500,000,000, — and —, respectively, $.001 par value shares authorized)	217,368,966	—	—
Institutional Class I (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	20,416,993
Institutional Class II (—, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	21,980,834
Institutional Class Z (400,000,000, — and —, respectively, $.001 par value shares authorized)	22,400,470	—	—
Investor Class (—, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	2,869,434
Advisor Class (—, 500,000,000 and —, respectively, $.001 par value shares authorized)	—	74,870,443	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$21.64	$—	$—
Institutional Class I	—	—	8.21
Institutional Class II	—	—	8.22
Institutional Class Z	21.65	—	—
Investor Class	—	—	8.17
Advisor Class	—	56.69	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2019 (Unaudited)

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio
ASSETS:
Investments (cost $5,661,956, $10,841,084 and $6,463,353, respectively)	$6,736,263	$12,142,792	$7,172,414
Dividends and interest receivable	15,718	44,723	15,575
Foreign currency (cost $426, $680 and $1,612, respectively)	426	679	1,611
Receivable for investments sold	93,325	129,915	186,440
Tax reclaim receivable	2,880	14,776	333
Prepaid offering fees	218	—	819
Prepaid expenses	1,253	337	1,275
Total Assets:	6,850,083	12,333,222	7,378,467
LIABILITIES:
Payable to Investment Adviser	(14,754)	(17,650)	(17,070)
Payable for investments purchased	(42,796)	(123,180)	(63,298)
Payable for distribution fees	(1,598)	(2,369)	(1,830)
Deferred capital gains tax	(1,090)	(984)	(2,480)
Other liabilities	(31,338)	(31,440)	(30,506)
Total Liabilities	(91,576)	(175,623)	(115,184)

Net Assets	$6,758,507	$12,157,599	$7,263,283
ANALYSIS OF NET ASSETS:
Paid in capital	$5,505,911	$10,740,623	$6,444,039
Distributable earnings	1,252,596	1,416,976	819,244
Net Assets	$6,758,507	$12,157,599	$7,263,283
Net Assets:
Institutional Class	$6,758,507	$12,157,599	$7,263,283
Total Shares Outstanding:
Institutional Class (500,000,000, 600,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	547,553	1,024,962	629,640
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$12.34	$11.86	$11.54

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2019 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio
INVESTMENT INCOME
Interest	$—	$—	$250	$132	$248
Dividends (net of foreign withholding taxes of $436,446, $15,011,368, $185,944, $4,265,718 and $3,335,455, respectively)	5,556,512	128,483,003	1,862,192	33,963,800	25,944,401
Total investment income	5,556,512	128,483,003	1,862,442	33,963,932	25,944,649
EXPENSES
Investment advisory fees (Note 3)	3,485,409	47,359,771	1,102,077	26,207,164	20,434,728
Administration fees (Note 3)	144,369	2,263,242	35,620	756,858	587,395
Distribution fees, Investor Class	—	512,641	70,096	—	—
Custody and accounting fees (Note 3)	59,877	874,712	81,091	782,776	635,344
Directors’ fees and expenses	12,744	207,109	2,876	67,975	53,613
Transfer agent fees and expenses (Note 3)	12,234	230,305	7,157	33,308	262,086
Printing and postage fees	16,670	413,605	9,728	124,176	169,037
State registration filing fees	41,397	321,473	30,958	56,237	45,895
Professional fees	29,997	240,451	27,290	90,178	76,843
Shareholder servicing fees (Note 3)	306,233	4,816,635	126,281	1,602,622	2,995,438
Compliance officers’ fees and expenses (Note 3)	1,381	22,468	311	7,352	5,796
Other fees and expenses	15,334	149,840	6,766	51,440	45,303
Total Expenses	4,125,645	57,412,252	1,500,251	29,780,086	25,311,478
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(329,955)	(191,775)	—
Net expenses	4,125,645	57,412,252	1,170,296	29,588,311	25,311,478
Net investment income	1,430,867	71,070,751	692,146	4,375,621	633,171
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(11,636,997)	(177,480,085)	(7,797,699)	(13,421,939)	16,393,347
Foreign currency transactions	(42,218)	(1,506,650)	(44,673)	(617,200)	(233,816)
Net realized gain (loss)	(11,679,215)	(178,986,735)	(7,842,372)	(14,039,139)	16,159,531
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $(80,540), $662,364 and $—, respectively)	96,881,681	1,431,967,270	24,832,769	813,468,863	603,201,447
Translation of assets and liabilities denominated in foreign currencies	7,556	47,252	1,232	(52,130)	(52,462)
Net change in unrealized appreciation	96,889,237	1,432,014,522	24,834,001	813,416,733	603,148,985
Net realized and unrealized gain	85,210,022	1,253,027,787	16,991,629	799,377,594	619,308,516
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,640,889	$1,324,098,538	$17,683,775	$803,753,215	$619,941,687

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2019 (unaudited)

	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $762,114, $5,747, $14,433 and $7,026, respectively)	$6,342,401	$60,648	$122,621	$63,242
Total investment income	6,342,401	60,648	122,621	63,242
EXPENSES
Investment advisory fees (Note 3)	2,507,061	23,568	39,974	36,585
Administration fees (Note 3)	64,380	5,940	6,702	6,022
Distribution fees, Investor Class	30,182	465	882	471
Custody and accounting fees (Note 3)	222,490	5,043	6,122	5,791
Directors’ fees and expenses	5,811	98	163	104
Transfer agent fees and expenses (Note 3)	12,585	—	—	—
Printing and postage fees	15,064	169	306	199
State registration filing fees	33,095	30,084	27,168	30,124
Professional fees	24,865	20,598	20,144	19,939
Shareholder servicing fees (Note 3)	102,961	—	927	—
Compliance officers’ fees and expenses (Note 3)	630	11	18	11
Other fees and expenses	10,334	537	712	547
Total Expenses	3,029,458	86,513	103,118	99,793
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(178,070)	(59,395)	(56,018)	(57,725)
Net expenses	2,851,388	27,118	47,100	42,068
Net investment income	3,491,013	33,530	75,521	21,174
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(19,205,633)	149,211	58,172	107,117
Foreign currency transactions	(235,035)	(699)	(1,450)	(2,010)
Net realized gain (loss)	(19,440,668)	148,512	56,722	105,107
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(378,681), $778, $1,450 and $2,851, respectively)	48,243,930	557,136	1,101,270	885,280
Translation of assets and liabilities denominated in foreign currencies	(10,389)	(12)	(125)	(104)
Net change in unrealized appreciation	48,233,541	557,124	1,101,145	885,176
Net realized and unrealized gain	28,792,873	705,636	1,157,867	990,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,283,886	$739,166	$1,233,388	$1,011,457

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2019 (unaudited) and the Fiscal Year Ended October 31, 2018

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio
	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,430,867	$2,880,013	$71,070,751	$188,111,334	$692,146	$1,684,619
Net realized gain (loss) on investments and foreign currency transactions	(11,679,215)	84,065,593	(178,986,735)	(99,614,726)	(7,842,372)	9,819,784
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	96,889,237	(94,344,043)	1,432,014,522	(1,198,264,762)	24,834,001	(29,991,836)
Net increase (decrease) in net assets resulting from operations	86,640,889	(7,398,437)	1,324,098,538	(1,109,768,154)	17,683,775	(18,487,433)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(64,234,872)	(75,945,675)	(167,443,933)	(187,967,105)	(8,346,534)	(2,045,986)
Institutional Class Z	(15,391,304)	(16,353,510)	(20,898,599)	(3,458,977)	—	—
Investor Class	—	—	(3,656,420)	(7,760,428)	(3,593,042)	(557,242)
Advisor Class	(9,454,856)	(9,422,593)	—	—	—	—
Total distributions to shareholders	(89,081,032)	(101,721,778)	(191,998,952)	(199,186,510)	(11,939,576)	(2,603,228)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	58,903,705	(93,043,196)	579,929,177	1,969,136,424	(4,796,875)	21,866,504
Institutional Class Z	53,479,829	112,530,952	210,513,576	1,369,945,673	—	—
Investor Class	—	—	637,613	(198,921,542)	2,135,324	13,956,662
Advisor Class	5,256,643	28,071,937	—	—	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	117,640,177	47,559,693	791,080,366	3,140,160,555	(2,661,551)	35,823,166
NET INCREASE (DECREASE) IN NET ASSETS	115,200,034	(61,560,522)	1,923,179,952	1,831,205,891	3,082,648	14,732,505
NET ASSETS
At beginning of period	850,273,413	911,833,935	13,750,107,577	11,918,901,686	209,195,014	194,462,509
At end of period	$965,473,447	$850,273,413	$15,673,287,529	$13,750,107,577	$212,277,662	$209,195,014

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2019 (unaudited) and the Fiscal Year Ended October 31, 2018

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,375,621	$43,560,880	$633,171	$30,475,892	$3,491,013	$6,303,168
Net realized gain (loss) on investments and foreign currency transactions	(14,039,139)	(67,093,355)	16,159,531	(11,468,128)	(19,440,668)	9,478,438
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	813,416,733	(776,222,456)	603,148,985	(665,366,341)	48,233,541	(55,969,791)
Net increase (decrease) in net assets resulting from operations	803,753,215	(799,754,931)	619,941,687	(646,358,577)	32,283,886	(40,188,185)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(37,840,246)	(34,875,251)*	—	—	—	—
Institutional Class I	—	—	—	—	(2,317,415)	(5,147,342)
Institutional Class II	—	—	—	—	(2,370,233)	(3,499,694)
Institutional Class Z	(4,685,232)	(3,886,186)**	—	—	—	—
Investor Class	—	—	—	—	(193,925)	(491,328)
Advisor Class	—	—	(29,768,360)	(30,340,225)	—	—
Total distributions to shareholders	(42,525,478)	(38,761,437)	(29,768,360)	(30,340,225)	(4,881,573)	(9,138,364)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	35,013,875	355,101,774*	—	—	—	—
Institutional Class I	—	—	—	—	(65,040,318)	(19,849,297)
Institutional Class II	—	—	—	—	3,869,428	16,504,134
Institutional Class Z	22,346,617	8,520,318**	—	—	—	—
Investor Class	—	—	—	—	(3,943,118)	(2,303,970)
Advisor Class	—	—	195,406,676	120,879,281	—	—
Net Increase (Decrease) in net assets from portfolio share transactions	57,360,492	363,622,092	195,406,676	120,879,281	(65,114,008)	(5,649,133)
NET INCREASE (DECREASE) IN NET ASSETS	818,588,229	(474,894,276)	785,580,003	(555,819,521)	(37,711,695)	(54,975,682)
NET ASSETS
At beginning of period	4,369,904,417	4,844,798,693	3,459,157,011	4,014,976,532	409,547,827	464,523,509
At end of period	$5,188,492,646	$4,369,904,417	$4,244,737,014	$3,459,157,011	$371,836,132	$409,547,827

*	Formerly Class I

**	Formerly Class II

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2019 (unaudited) and the Fiscal Year Ended October 31, 2018

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio
	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018	April 30, 2019	October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$33,530	$45,926	$75,521	$116,795	$21,174	$63,243
Net realized gain on investments and foreign currency transactions	148,512	468,654	56,722	693,010	105,107	449,129
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	557,124	(356,645)	1,101,145	(1,542,490)	885,176	(1,254,653)
Net increase (decrease) in net assets resulting from operations	739,166	157,935	1,233,388	(732,685)	1,011,457	(742,281)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(466,964)	(219,334)	(728,939)	(531,221)	(473,739)	(435,447)
Investor Class	(48,022)	(22,701)	(85,106)	(63,122)	(45,469)	(45,523)
Total distributions to shareholders	(514,986)	(242,035)	(814,045)	(594,343)	(519,208)	(480,970)
TRANSACTIONS IN SHARES OF COMMON STOCK
Institutional Class	1,067,714	219,158	2,404,294	1,018,199	1,079,554	935,446
Investor Class*	(547,728)	22,877	(1,044,839)	84,604	(560,346)	45,523
Net Increase in net assets from portfolio share transactions	519,986	242,035	1,359,455	1,102,803	519,208	980,969
NET INCREASE (DECREASE) IN NET ASSETS	744,166	157,935	1,778,798	(224,225)	1,011,457	(242,282)
NET ASSETS
At beginning of period	6,014,341	5,856,406	10,378,801	10,603,026	6,251,826	6,494,108
At end of period	$6,758,507	$6,014,341	$12,157,599	$10,378,801	$7,263,283	$6,251,826

*

Effective March 1, 2019, the Investor Class shares of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios were closed and their balances were transferred to the Institutional Class (See Notes 6).

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2019 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Global Equity Portfolio–Institutional Class
04/30/19	$35.68	$0.06	$2.86	$2.92	$(0.12)	$(3.72)	$(3.84)	$34.76	9.90	(A)%	$ 673,193	0.93	(B)%	0.93	(B)%	0.34	(B)%	18	(A)%
10/31/18	40.84	0.13	(0.13)	—	(0.14)	(5.02)	(5.16)	35.68	(0.35)		619,347	0.94		0.94		0.34		42
10/31/17	32.53	0.09	8.74	8.83	(0.13)	(0.39)	(0.52)	40.84	27.58		790,097	0.93		0.93		0.25		33
10/31/16	32.44	0.13	0.92	1.05	(0.12)	(0.84)	(0.96)	32.53	3.43		779,020	0.92		0.92		0.42		24
10/31/15	32.98	0.13	0.68	0.81	(0.12)	(1.23)	(1.35)	32.44	2.51		805,291	0.92		0.92		0.41		45
10/31/14	29.84	0.13	3.27	3.40	(0.13)	(0.13)	(0.26)	32.98	11.47		731,897	0.97		0.95		0.43		30
Global Equity Portfolio–Institutional Class Z
04/30/19	35.67	0.07	2.85	2.92	(0.14)	(3.72)	(3.86)	34.73	9.90	(A)	196,278	0.89	(B)	0.89	(B)	0.40	(B)	18	(A)
10/31/18	40.84	0.17	(0.15)	0.02	(0.17)	(5.02)	(5.19)	35.67	(0.26)		140,359	0.91		0.90		0.43		42
10/31/17(2)(3)	39.33	(0.01)	1.52	1.51	—	—	—	40.84	3.80	(A)	46,493	1.21	(B)	0.90	(B)	(0.05	)(B)	33	(A)
Global Equity Portfolio–Advisor Class
04/30/19	35.60	0.02	2.86	2.88	(0.04)	(3.72)	(3.76)	34.72	9.77	(A)	96,002	1.13	(B)	1.13	(B)	0.13	(B)	18	(A)
10/31/18	40.78	0.07	(0.15)	(0.08)	(0.08)	(5.02)	(5.10)	35.60	(0.57)		90,567	1.14		1.14		0.18		42
10/31/17	32.47	0.01	8.73	8.74	(0.04)	(0.39)	(0.43)	40.78	27.28		75,244	1.14		1.14		0.02		33
10/31/16	32.38	0.05	0.91	0.96	(0.03)	(0.84)	(0.87)	32.47	3.12		56,698	1.19		1.19		0.15		24
10/31/15	32.92	0.04	0.68	0.72	(0.03)	(1.23)	(1.26)	32.38	2.28		64,726	1.18		1.18		0.13		45
10/31/14	29.80	0.05	3.27	3.32	(0.07)	(0.13)	(0.20)	32.92	11.19		81,507	1.20		1.20		0.16		30
International Equity Portfolio–Institutional Class
04/30/19	20.74	0.10	1.80	1.90	(0.29)	—	(0.29)	22.35	9.38	(A)	13,551,527	0.81	(B)	0.81	(B)	1.01	(B)	25	(A)
10/31/18	22.64	0.31	(1.83)	(1.52)	(0.20)	(0.18)	(0.38)	20.74	(6.86)		11,995,592	0.81		0.81		1.34		10
10/31/17	18.37	0.23	4.22	4.45	(0.18)	—	(0.18)	22.64	24.47		11,107,736	0.82		0.82		1.22		12
10/31/16	17.69	0.21	0.64	0.85	(0.17)	—	(0.17)	18.37	4.91		6,354,810	0.84		0.84		1.20		22
10/31/15	18.30	0.20	(0.63)	(0.43)	(0.18)	—	(0.18)	17.69	(2.40)		4,591,802	0.85		0.85		1.11		12
10/31/14	17.97	0.18	0.29	0.47	(0.14)	—	(0.14)	18.30	2.65		3,819,491	0.87		0.87		1.01		10
International Equity Portfolio–Institutional Class Z
04/30/19	20.75	0.11	1.79	1.90	(0.31)	—	(0.31)	22.34	9.43	(A)	1,676,157	0.75	(B)	0.75	(B)	1.09	(B)	25	(A)
10/31/18	22.64	0.40	(1.90)	(1.50)	(0.21)	(0.18)	(0.39)	20.75	(6.79)		1,342,804	0.74		0.74		1.77		10
10/31/17(3)(4)	21.35	0.02	1.27	1.29	—	—	—	22.64	6.00	(A)	166,923	0.99	(B)	0.80	(B)	0.33	(B)	12	(A)
International Equity Portfolio–Investor Class
04/30/19	20.65	0.07	1.79	1.86	(0.19)	—	(0.19)	22.32	9.13	(A)	445,604	1.15	(B)	1.15	(B)	0.66	(B)	25	(A)
10/31/18	22.55	0.21	(1.80)	(1.59)	(0.13)	(0.18)	(0.31)	20.65	(7.16)		411,712	1.14		1.14		0.92		10
10/31/17	18.30	0.19	4.18	4.37	(0.12)	—	(0.12)	22.55	24.04		644,243	1.14		1.14		0.95		12
10/31/16	17.62	0.14	0.66	0.80	(0.12)	—	(0.12)	18.30	4.63		433,765	1.15		1.15		0.83		22
10/31/15	18.23	0.15	(0.64)	(0.49)	(0.12)	—	(0.12)	17.62	(2.76)		405,101	1.17		1.17		0.83		12
10/31/14	17.89	0.13	0.29	0.42	(0.08)	—	(0.08)	18.23	2.36		443,029	1.17		1.17		0.72		10

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from August 1, 2017 (commencement of class operations) through October 31, 2017.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
(4)	For the period from July 17, 2017 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2019 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
International Small Companies Portfolio–Institutional Class
04/30/19	$15.29	$ 0.06	$ 1.23	$ 1.29	$(0.13)	$(0.88)	$(1.01)	$15.57	9.65	(A)%	$ 150,595	1.48	(B)%	1.15	(B)%	0.80	(B)%	21	(A)%
10/31/18	16.67	0.13	(1.30)	(1.17)	(0.06)	(0.15)	(0.21)	15.29	(7.15)		151,283	1.39		1.15		0.75		52
10/31/17	13.72	0.11	3.41	3.52	(0.16)	(0.41)	(0.57)	16.67	26.98		144,170	1.41		1.15		0.72		19
10/31/16	13.40	0.20	0.34	0.54	(0.09)	(0.13)	(0.22)	13.72	4.15		62,785	1.60		1.25		1.51		49
10/31/15	13.85	0.11	(0.25)	(0.14)	(0.05)	(0.26)	(0.31)	13.40	(0.98)		47,276	1.64		1.30		0.79		38
10/31/14	14.47	0.08	0.23	0.31	(0.06)	(0.87)	(0.93)	13.85	2.28		28,711	1.59		1.30		0.58		36
International Small Companies Portfolio–Investor Class
04/30/19	15.16	0.04	1.21	1.25	(0.10)	(0.88)	(0.98)	15.43	9.47	(A)	61,683	1.77	(B)	1.40	(B)	0.53	(B)	21	(A)
10/31/18	16.55	0.10	(1.29)	(1.19)	(0.05)	(0.15)	(0.20)	15.16	(7.35)		57,912	1.75		1.40		0.58		52
10/31/17	13.64	0.05	3.42	3.47	(0.15)	(0.41)	(0.56)	16.55	26.71		50,292	1.80		1.40		0.37		19
10/31/16	13.33	0.16	0.35	0.51	(0.07)	(0.13)	(0.20)	13.64	3.92		44,363	1.90		1.50		1.18		49
10/31/15	13.80	0.08	(0.26)	(0.18)	(0.03)	(0.26)	(0.29)	13.33	(1.29)		50,164	1.93		1.55		0.58		38
10/31/14	14.45	0.05	0.22	0.27	(0.05)	(0.87)	(0.92)	13.80	1.97		62,828	1.88		1.55		0.32		36
Institutional Emerging Markets Portfolio–Institutional Class (Formerly Class I)
04/30/19	18.43	0.02	3.37	3.39	(0.18)	—	(0.18)	21.64	18.57	(A)	4,703,514	1.27	(B)	1.27	(B)	0.17	(B)	12	(A)
10/31/18	21.94	0.19	(3.53)	(3.34)	(0.17)	—	(0.17)	18.43	(15.33)		3,978,321	1.27		1.27		0.84		24
10/31/17	17.65	0.19	4.20	4.39	(0.10)	—	(0.10)	21.94	25.08		4,386,511	1.28		1.28		0.97		17
10/31/16	16.04	0.14	1.56	1.70	(0.09)	—	(0.09)	17.65	10.74		3,051,419	1.29		1.29		0.88		20
10/31/15	18.60	0.13	(2.56)	(2.43)	(0.13)	—	(0.13)	16.04	(13.14)		1,876,495	1.31		1.30		0.77		23
10/31/14	18.07	0.20	0.48	0.68	(0.15)	—	(0.15)	18.60	3.80		1,521,194	1.31		1.30		1.12		26
Institutional Emerging Markets Portfolio–Institutional Class Z (Formerly Class II)
04/30/19	18.45	0.03	3.37	3.40	(0.20)	—	(0.20)	21.65	18.64	(A)	484,979	1.20	(B)	1.12	(B)	0.32	(B)	12	(A)
10/31/18	21.94	0.22	(3.52)	(3.30)	(0.19)	—	(0.19)	18.45	(15.21)		391,583	1.20		1.11		1.00		24
10/31/17(2)	17.71	0.22	4.21	4.43	(0.20)	—	(0.20)	21.94	25.43		458,288	1.23		1.12		1.12		17
10/31/16(2)	16.14	0.16	1.59	1.75	(0.18)	—	(0.18)	17.71	11.06		381,031	1.24		1.13		0.96		20
10/31/15(2)	18.81	0.16	(2.60)	(2.44)	(0.23)	—	(0.23)	16.14	(13.06)		241,425	1.27		1.14		0.96		23
10/31/14(2)(3)	17.58	0.17	1.06	1.23	—	—	—	18.81	7.00	(A)	194,477	1.30	(B)	1.14	(B)	1.36	(B)	26	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	All per share amounts and net asset values have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).
(3)	For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2019 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:						RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return		Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
Emerging Markets Portfolio–Advisor Class
04/30/19	$48.21	$ 0.01	$ 8.89	$ 8.90	$(0.42)	$ —	$(0.42)	$56.69	18.64	(A)%	$ 4,244,737	1.39	(B)%	1.39	(B)%	0.03	(B)%	12	(A)%
10/31/18	57.46	0.42	(9.24)	(8.82)	(0.40)	(0.03)	(0.43)	48.21	(15.47)		3,459,157	1.40		1.40		0.73		24
10/31/17	46.27	0.43	11.02	11.45	(0.26)	—	(0.26)	57.46	24.93		4,014,977	1.42		1.42		0.84		17
10/31/16	42.02	0.30	4.17	4.47	(0.22)	— (2)	(0.22)	46.27	10.73		2,998,484	1.42		1.42		0.72		26
10/31/15	50.88	0.26	(6.80)	(6.54)	(0.39)	(1.93)	(2.32)	42.02	(13.17)		2,381,671	1.45		1.45		0.57		30
10/31/14	50.76	0.49	1.32	1.81	(0.40)	(1.29)	(1.69)	50.88	3.79		2,545,517	1.45		1.45		0.98		28
Frontier Emerging Markets Portfolio–Institutional Class I
04/30/19	7.62	0.06	0.63	0.69	(0.10)	—	(0.10)	8.21	9.04	(A)	167,681	1.65	(B)	1.65	(B)	1.66	(B)	10	(A)
10/31/18	8.50	0.11	(0.82)	(0.71)	(0.17)	—	(0.17)	7.62	(8.47)		220,367	1.62		1.62		1.24		20
10/31/17	7.35	0.05	1.17	1.22	(0.07)	—	(0.07)	8.50	16.82		266,844	1.71		1.71		0.69		28
10/31/16	7.62	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	7.35	(2.43)		342,114	1.79		1.79		1.41		47
10/31/15	9.50	0.11	(1.84)	(1.73)	(0.05)	(0.10)	(0.15)	7.62	(18.35)		451,646	1.79		1.79		1.29		38
10/31/14	8.46	0.09	0.97	1.06	(0.02)	—	(0.02)	9.50	12.60		474,838	1.77		1.77		1.01		37
Frontier Emerging Markets Portfolio–Institutional Class II
04/30/19	7.63	0.09	0.61	0.70	(0.11)	—	(0.11)	8.22	9.33	(A)	180,698	1.55	(B)	1.35	(B)	2.18	(B)	10	(A)
10/31/18	8.50	0.14	(0.83)	(0.69)	(0.18)	—	(0.18)	7.63	(8.31)		163,794	1.56		1.35		1.51		20
10/31/17(3)(4)	7.43	0.08	0.99	1.07	—	—	—	8.50	14.40	(A)	166,698	1.58	(B)	1.35	(B)	1.47	(B)	28	(A)
Frontier Emerging Markets Portfolio–Investor Class
04/30/19	7.57	0.05	0.61	0.66	(0.06)	—	(0.06)	8.17	8.84	(A)	23,456	2.06	(B)	2.00	(B)	1.36	(B)	10	(A)
10/31/18	8.43	0.07	(0.79)	(0.72)	(0.14)	—	(0.14)	7.57	(8.75)		25,388	2.06		2.00		0.87		20
10/31/17	7.28	0.04	1.15	1.19	(0.04)	—	(0.04)	8.43	16.40		30,981	2.13		2.00		0.48		28
10/31/16	7.55	0.07	(0.30)	(0.23)	(0.04)	—	(0.04)	7.28	(3.01)		32,771	2.23		2.23		1.02		47
10/31/15	9.41	0.06	(1.80)	(1.74)	(0.02)	(0.10)	(0.12)	7.55	(18.64)		45,622	2.20		2.20		0.75		38
10/31/14	8.40	0.04	0.98	1.02	(0.01)	—	(0.01)	9.41	12.15		78,712	2.22		2.22		0.38		37
Global Equity Research Portfolio–Institutional Class
04/30/19	12.06	0.07	1.24	1.31	(0.09)	(0.94)	(1.03)	12.34	12.26	(A)	6,759	2.14	(B)	0.86	(B)	1.15	(B)	22	(A)
10/31/18	12.23	0.10	0.23	0.33	(0.18)	(0.32)	(0.50)	12.06	2.74		5,452	2.64		0.90		0.76		45
10/31/17(5)	10.00	0.08	2.15	2.23	—	—	—	12.23	22.30	(A)	5,308	3.49	(B)	0.90	(B)	0.80	(B)	36	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	Amount was less than $0.005 per share.
(3)	For the period from March 1, 2017 (commencement of class operations) through October 31, 2017.
(4)	All per share amounts and net asset values have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).
(5)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2019 (unaudited) or the Fiscal Year Ended October 31

		INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:			DISTRIBUTIONS TO SHAREHOLDERS FROM:							RATIOS/SUPPLEMENTAL DATA:
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments and foreign currency- related transactions	Net increase (decrease) from investment operations	Net investment income	Net realized gain from investments	Total distributions	Net asset value, end of period	Total Return			Net assets, end of period (000’s)	Expenses to average net assets		Expenses to average net assets (net of fees waived/ reimbursed)		Net investment income to average net assets		Portfolio turnover rate
International Equity Research Portfolio–Institutional Class
04/30/19	$11.59	$ 0.08	$ 1.10	$ 1.18	$(0.13)	$(0.78)	$(0.91)	$11.86	11.33	(A)%	$	12,158	1.52	(B)%	0.84	(B)%	1.48	(B)%	19	(A)%
10/31/18	13.11	0.14	(0.93)	(0.79)	(0.14)	(0.59)	(0.73)	11.59	(6.43)			9,305	1.78		0.90		1.07		43
10/31/17	11.10	0.12	2.26	2.38	(0.17)	(0.20)	(0.37)	13.11	22.26			9,479	2.26		0.90		0.99		55
10/31/16(2)	10.00	0.14	0.96	1.10	—	—	—	11.10	11.00	(A)		6,244	3.54	(B)	0.90	(B)	1.51	(B)	33	(A)
Emerging Markets Research Portfolio–Institutional Class
04/30/19	10.82	0.04	1.58	1.62	(0.09)	(0.81)	(0.90)	11.54	16.26	(A)		7,263	2.38	(B)	1.24	(B)	0.68	(B)	22	(A)
10/31/18	13.01	0.12	(1.34)	(1.22)	(0.23)	(0.74)	(0.97)	10.82	(10.24)			5,702	2.90		1.30		0.93		55
10/31/17(3)	10.00	0.10	2.91	3.01	—	—	—	13.01	30.10	(A)		5,880	3.72	(B)	1.30	(B)	1.04	(B)	46	(A)

(A)	Not Annualized.
(B)	Annualized.
(1)	Net investment income per share was calculated using the average shares outstanding method.
(2)	For the period from December 17, 2015 (commencement of class operations) through October 31, 2016.
(3)	For the period from December 19, 2016 (commencement of class operations) through October 31, 2017.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2019 (unaudited)

1.	Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has nine separate diversified Portfolios, all of which were active as of April 30, 2019 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective

Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class***: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class***: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class***: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** Effective March 1, 2019, the Institutional Emerging Markets and Emerging Markets Portfolios’ shares are generally available for purchase by new and existing shareholders, subject to certain limitations that may apply at the Fund’s discretion.

*** Effective March 1, 2019, the Investor Class shares of the Global Equity Research, International Equity Research and Emerging Markets Research Portfolios were closed and their balances were transferred to the Institutional Class (See Note 6).

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

1.	Organization (continued)

On November 24, 2017, the Board of Directors (the “Board”) of the Fund approved reverse share splits (the “Reverse Splits”) of the outstanding Institutional Class Z shares of the Global Equity Portfolio, Institutional Class Z shares of the International Equity Portfolio, and Class II shares of the Institutional Emerging Markets Portfolio (each, a “Split Impacted Portfolio”) at the ratios indicated below.

Portfolio	Reverse Share Split Ratio
Global Equity Portfolio - Institutional Class Z	1 for 3.933146
International Equity Portfolio - Institutional Class Z	1 for 2.135356
Institutional Emerging Markets Portfolio - Class II	1 for 1.758429

The Reverse Splits were effected after the close of business on December 1, 2017. Institutional Class Z shares and Class II shares of the Split Impacted Portfolios began trading on a split-adjusted basis on December 4, 2017.

The total dollar value of each shareholder’s investment in a Split Impacted Portfolio remained unchanged by the Reverse Splits. While the Reverse Splits reduced the number of outstanding Institutional Class Z or Class II shares of the Split Impacted Portfolios, they proportionately increased the net asset value (“NAV”) per share of Institutional Class Z shares and Class II shares of the Split Impacted Portfolio such that the aggregate market value of each Split Impacted Portfolio’s Institutional Class Z shares or Class II shares, as applicable, remained the same. The Reverse Splits did not affect the voting rights of a shareholder’s investment in a Split Impacted Portfolio, and was not a taxable event for the Split Impacted Portfolio’s shareholders.

On November 24, 2017, the Board also declared a share dividend (the “Share Dividend”) with respect to the Institutional Class II shares of the Frontier Emerging Markets Portfolio equal to 0.346467 shares on each outstanding Institutional Class II share. The Share Dividend was paid to the Portfolio’s Institutional Class II shareholders of record as of the close of business on December 1, 2017. The total dollar value of each shareholder’s investment in the Portfolio remained unchanged by the Share Dividend. While the Share Dividend increased the number of outstanding Institutional Class II shares of the Portfolio, it proportionately decreased the NAV per share of Institutional Class II shares of the Portfolio such that the aggregate market value of the Portfolio’s Institutional Class II shares remained the same. The Share Dividend did not affect the voting rights of a shareholder’s investment in the Portfolio, and was not a taxable event for the Portfolio’s shareholders.

The Board approved the Reverse Splits in order to bring the NAV per share of the Institutional Class Z shares of the Global Equity Portfolio and International Equity Portfolio and Class II shares of the Institutional Emerging Markets Portfolio into line with the NAV per share of the other share classes of the Split Impacted Portfolios. The Board also declared the Share Dividend in order to bring the NAV per share of the Institutional Class II shares of the Frontier Emerging Markets Portfolio into line with the NAV per share of the other share classes of the Portfolio. The Reverse Splits and the Share Dividend are intended to create a general level of parity of required distributions across the Fund’s share classes by increasing the NAV per share and reducing the number of outstanding shares of the share classes subject to the Reverse Splits and decreasing the NAV per share and increasing the number of outstanding shares of the Institutional Class II shares of the Frontier Emerging Markets Portfolio through the Share Dividend.

Per share data, including the proportionate impact to NAV, in the Financial Highlights and Capital Share activity presented in the Capital Share Transactions disclosure (see Note 6) have been restated to reflect the Reverse Splits and the Share Dividend, respectively.

2.	Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s NAV, each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical assets
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

2. Summary of Significant Accounting Policies (continued)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2019. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Global Equity
Common Stocks	$ 554,008,691	$371,792,992	$—	$925,801,683
Preferred Stocks	21,119,559	—	—	21,119,559
Short Term Investments	17,192,488	—	—	17,192,488

Total Investments	$ 592,320,738	$371,792,992	$—	$964,113,730
International Equity
Common Stocks	$ 4,279,259,718	$10,177,897,641	$—	$14,457,157,359
Preferred Stocks	236,650,901	297,888,945	—	534,539,846
Short Term Investments	658,059,475	—	—	658,059,475

Total Investments	$ 5,173,970,094	$10,475,786,586	$—	$15,649,756,680
International Small Companies
Common Stocks	$ 21,184,565	$182,664,178	$—	$203,848,743
Participation Notes	—	2,659,723	—	2,659,723
Short Term Investments	5,119,421	—	—	5,119,421

Total Investments	$ 26,303,986	$185,323,901	$—	$211,627,887
Institutional Emerging Markets
Common Stocks	$ 1,450,226,210	$3,276,983,972	$—	$4,727,210,182
Preferred Stocks	246,230,668	41,377,264	—	287,607,932
Short Term Investments	172,724,707	—	—	172,724,707

Total Investments	$ 1,869,181,585	$3,318,361,236	$—	$5,187,542,821
Emerging Markets
Common Stocks	$ 1,182,108,144	$2,668,014,400	$—	$3,850,122,544
Preferred Stocks	200,988,002	33,794,148	—	234,782,150
Short Term Investments	147,673,567	—	—	147,673,567

Total Investments	$ 1,530,769,713	$2,701,808,548	$—	$4,232,578,261
Frontier Emerging Markets
Common Stocks	$ 98,633,288	$216,741,913	$—	$315,375,201
Preferred Stocks	9,971,907	—	—	9,971,907
Participation Notes	—	43,687,618	—	43,687,618
Short Term Investments	2,499,159	—	—	2,499,159

Total Investments	$ 111,104,354	$260,429,531	$—	$371,533,885
Global Equity Research
Common Stocks	$ 3,511,918	$3,066,374	$—	$6,578,292
Preferred Stocks	41,025	13,513	—	54,538
Short Term Investments	103,433	—	—	103,433

Total Investments	$ 3,656,376	$3,079,887	$—	$6,736,263

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

International Equity Research
Common Stocks	$ 2,104,277	$9,585,467	$—	$11,689,744
Preferred Stocks	162,110	34,975	—	197,085
Short Term Investments	255,963	—	—	255,963

Total Investments	$ 2,522,350	$9,620,442	$—	$12,142,792
Emerging Markets Research
Common Stocks	$ 1,947,650	$4,522,736	$—	$6,470,386
Preferred Stocks	229,236	135,924	—	365,160
Participation Notes	—	207,575	—	207,575
Short Term Investments	129,293	—	—	129,293

Total Investments	$ 2,306,179	$4,866,235	$—	$7,172,414

As of April 30, 2019, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) on investment transactions and Change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

2. Summary of Significant Accounting Policies (continued)

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Organization and Offering Fees

Costs incurred by the Global Equity Research Portfolio and the Emerging Markets Research Portfolio in connection with their organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Redemption Fees

The Fund has established fees on short-term redemptions to discourage frequent trading in Portfolio shares. Redemptions of Portfolio shares made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the period or year ended April 30, 2019 and October 31, 2018, the Portfolios received the following redemption fees. These amounts are netted against “Payments for Shares Redeemed” in Note 7 - Capital Share Transactions.

	Institutional Class		Institutional Class I		Institutional Class II
Portfolio	Period Ended April 30, 2019	Year Ended October 31, 2018	Period Ended April 30, 2019	Year Ended October 31, 2018	Period Ended April 30, 2019	Year Ended October 31, 2018

Global Equity	$75,821	$14,174	$—	$—	$—	$—
International Equity	582,825	465,416	—	—	—	—
International Small Companies	3,729	5,178	—	—	—	—
Institutional Emerging Markets	112,304*	98,733*	—	—	—	—
Emerging Markets	—	—	—	—	—	—
Frontier Emerging Markets	—	—	10,901	15,128	—	—
Global Equity Research	—	—	—	—	—	—
International Equity Research	—	—	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—

* Formerly Class I

	Investor Class		Advisor Class		Institutional Class Z
Portfolio	Period Ended April 30, 2019	Year Ended October 31, 2018	Period Ended April 30, 2019	Year Ended October 31, 2018	Period Ended April 30, 2019	Year Ended October 31, 2018

Global Equity	$—	$—	$4,704	$14,265	$—	$—
International Equity	21,884	58,517	—	—	1,948	119
International Small Companies	796	5,609	—	—	—	—
Institutional Emerging Markets	—	—	—	—	—	—
Emerging Markets	—	—	44,026	98,576	—	—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

2. Summary of Significant Accounting Policies (continued)

	Investor Class		Advisor Class		Institutional Class Z
Portfolio	Period Ended April 30, 2019	Year Ended October 31, 2018	Period Ended April 30, 2019	Year Ended October 31, 2018	Period Ended April 30, 2019	Year Ended October 31, 2018

Frontier Emerging Markets	$1,395	$2,538	$—	$—	$—	$—
Global Equity Research	—	—	—	—	—	—
International Equity Research	—	2	—	—	—	—
Emerging Markets Research	—	—	—	—	—	—

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with Harding Loevner LP (the “Investment Adviser”). Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2019. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit*
Global Equity–Institutional Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.95%
Global Equity–Institutional Class Z	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	0.90%
Global Equity–Advisor Class	0.80%	0.78%	0.76%	0.74%	0.74%	0.74%	1.25%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies–Institutional Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
International Small Companies–Investor Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	1.40%
Institutional Emerging Markets–Institutional Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.30%
Institutional Emerging Markets–Institutional Class Z	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.15%**
Emerging Markets–Advisor Class	1.15%	1.13%	1.11%	1.09%	1.09%	1.09%	1.75%
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research–Institutional Class[1]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class[2]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
Emerging Markets Research–Institutional Class[3]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%

*	Effective through February 28, 2020.

**

The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z shares for their other operating expenses to the extent that the aggregate operating expenses of Institutional Class Z exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion and 1.09% for average daily net assets over $3 billion.

1

Prior to March 1, 2019, the Global Equity Research Portfolio’s advisory fees were 0.80% of the Portfolio’s average daily net assets and the contractual expense limit for the Institutional Class was 0.90% of the Class’s average daily net assets.

2

Prior to March 1, 2019, the International Equity Research Portfolio’s advisory fees were 0.75% of the Portfolio’s average daily net assets and the contractual expense limit for the Institutional Class was 0.90% of the Class’s average daily net assets.

3

Prior to March 1, 2019, the Emerging Markets Research Portfolio’s advisory fees were 1.15% of the Portfolio’s average daily net assets and the contractual expense limit for the Institutional Class was 1.30% of the Class’s average daily net assets.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

For the period ended April 30, 2019, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
International Small Companies–Institutional Class	$225,409
International Small Companies–Investor Class	104,546
Institutional Emerging Markets–Institutional Class Z	191,775
Frontier Emerging Markets–Institutional Class II	170,766
Frontier Emerging Markets–Investor Class	7,304
Global Equity Research–Institutional Class	37,034
Global Equity Research–Investor Class	22,361
International Equity Research–Institutional Class	34,761
International Equity Research–Investor Class	21,257
Emerging Markets Research–Institutional Class	35,605
Emerging Markets Research–Investor Class	22,120

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios. Northern Trust has agreed to waive certain transfer agent fees and expenses for Institutional Class Z of the Global Equity and International Equity Portfolios for a period of six months from the commencement of each class (through January 31, 2018 and January 16, 2018, respectively). The amounts waived are captioned as “Less Waiver of transfer agent fees and expenses” on the Statements of Operations.

Effective January 1, 2018, Foreside Fund Officer Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Prior to January 1, 2018, these services were provided by Alaric Compliance Services, LLC. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2019. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the period ended April 30, 2019, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4.	Class Specific Expenses

The class level expenses for the period ended April 30, 2019, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$11,615	$6,161	$4,923	$201,073
Global Equity–Institutional Class Z	—	20,609	2,026	3,023	—
Global Equity–Advisor Class	—	9,173	8,483	4,288	105,160
International Equity–Institutional Class	—	194,004	360,070	195,516	4,519,744
International Equity–Institutional Class Z	—	104,666	32,124	15,324	—
International Equity–Investor Class	512,641	22,803	21,411	19,465	296,891
International Small Companies–Institutional Class	—	16,867	5,952	3,218	88,684
International Small Companies–Investor Class	70,096	14,091	3,776	3,939	37,597
Institutional Emerging Markets–Institutional Class	—	41,243	118,401	24,478	1,602,622
Institutional Emerging Markets–Institutional Class Z	—	14,994	5,775	8,830	—
Frontier Emerging Markets–Institutional Class I	—	9,575	8,541	5,896	86,480
Frontier Emerging Markets–Institutional Class II	—	11,715	4,503	2,769	—
Frontier Emerging Markets–Investor Class	30,182	11,805	2,020	3,920	16,481
Global Equity Research–Institutional Class	—	18,743	143	(9,187)	—
Global Equity Research–Investor Class	465	11,341	26	9,187	—
International Equity Research–Institutional Class	—	16,953	252	(8,963)	833
International Equity Research–Investor Class	882	10,215	54	8,963	94
Emerging Markets Research–Institutional Class	—	18,783	173	(8,972)	—
Emerging Markets Research–Investor Class	471	11,341	26	8,972	—

5.	Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2019, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$198,372,980	$154,216,257
International Equity	3,833,353,723	3,391,770,579
International Small Companies	40,337,670	55,856,652
Institutional Emerging Markets	535,221,378	570,754,618
Emerging Markets	515,148,941	437,276,772
Frontier Emerging Markets	35,958,868	106,331,648
Global Equity Research	1,380,926	1,380,357
International Equity Research	2,487,714	2,013,315
Emerging Markets Research	1,480,268	1,617,237

6.	In-Kind Redemptions

During the year ended October 31, 2018, the International Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The International Equity Portfolio had in-kind redemptions of approximately $61,058,983. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net loss of approximately $(10,565,679) on the securities resulting from such in-kind

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

6.	In-Kind Redemptions (continued)

redemptions are included in “Net realized gain (loss) on investments” in the Statements of Operations. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7.	Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2019, were as follows for each Portfolio:

	Shares Sold		Proceeds From Shares Sold		Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets
Global Equity
Institutional Class	3,673,630		$119,049,081		1,984,044	$59,461,782	(3,648,136)	$(119,607,158)	2,009,538	$58,903,705
Institutional Class Z	1,284,254		40,811,288		514,071	15,391,303	(81,759)	(2,722,762)	1,716,566	53,479,829
Advisor Class	595,485		18,313,164		310,232	9,294,552	(684,443)	(22,351,073)	221,274	5,256,643
International Equity
Institutional Class	143,226,376		2,954,301,360		6,889,755	133,385,649	(121,996,039)	(2,507,757,832)	28,120,092	579,929,177
Institutional Class Z	14,605,889		301,542,551		1,030,494	19,929,755	(5,321,094)	(110,958,730)	10,315,289	210,513,576
Investor Class	4,161,665		86,154,759		185,567	3,594,437	(4,322,127)	(89,111,583)	25,105	637,613
International Small Companies
Institutional Class	3,115,592		44,113,084		483,963	6,368,951	(3,819,397)	(55,278,910)	(219,842)	(4,796,875)
Investor Class	793,847		11,031,035		271,646	3,544,980	(888,579)	(12,440,691)	176,914	2,135,324
Institutional Emerging Markets
Institutional Class*	39,297,859		778,085,002		1,735,601	31,674,733	(39,504,109)	(774,745,860)	1,529,351	35,013,875
Institutional Class Z**	3,688,695		72,707,969		223,764	4,083,688	(2,735,814)	(54,445,040)	1,176,645	22,346,617
Emerging Markets
Advisor Class	13,197,095		714,515,129		546,891	26,141,428	(10,621,278)	(545,249,881)	3,122,708	195,406,676
Frontier Emerging Markets
Institutional Class I	2,881,447		21,991,009		243,400	1,798,720	(11,611,274)	(88,830,047)	(8,486,427)	(65,040,318)
Institutional Class II	196,850		1,500,000		320,735	2,370,232	(104)	(804)	517,481	3,869,428
Investor Class	597,682		4,479,511		25,247	186,071	(1,109,235)	(8,608,700)	(486,306)	(3,943,118)
Global Equity Research
Institutional Class	51,526	***	600,962	***	43,928	466,964	—	(212)	95,454	1,067,714
Investor Class	—		212		4,535	48,022	(51,332)	(595,962)	(46,797)	(547,728)
International Equity Research
Institutional Class	158,799	***	1,760,804	***	70,702	728,938	(7,505)	(85,448)	221,996	2,404,294
Investor Class	1,057		12,336		8,319	85,106	(102,743)	(1,142,281)	(93,367)	(1,044,839)
Emerging Markets Research
Institutional Class	55,262	***	605,815	***	47,469	473,739	—	—	102,731	1,079,554
Investor Class	—		—		4,579	45,469	(55,566)	(605,815)	(50,987)	(560,346)

*	Formerly Class I

**	Formerly Class II

***

Number includes shares of 51,332, 99,550, 55,566 and proceeds of $595,962, $1,109,987, $605,671 for the Global Equity Research Portfolio, International Equity Research Portfolio and Emerging Markets Research Portfolio, respectively, which were transferred due to the liquidation of the Investor Class. The transfer was completed on March 1, 2019.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

7.	Capital Share Transactions (continued)

Transactions in capital shares for the year ended October 31, 2018, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity
Institutional Class	4,222,061	$163,660,655	1,985,000	$72,809,813	(8,196,322)	$(329,513,664)	(1,989,261)	$(93,043,196)
Institutional Class Z*	3,022,161	$122,288,781	446,208	$16,353,512	(671,382)	$(26,111,341)	2,796,987	$112,530,952
Advisor Class	1,328,597	51,385,900	246,019	9,021,500	(875,815)	(32,335,463)	698,801	28,071,937
International Equity
Institutional Class	232,296,256	5,334,395,433	7,307,212	163,096,976	(151,929,905)	(3,528,355,985)	87,673,563	1,969,136,424
Institutional Class Z*	63,032,179	1,500,188,135	155,042	3,458,969	(5,832,124)	(133,701,431)	57,355,097	1,369,945,673
Investor Class	8,607,082	196,360,751	300,709	6,702,815	(17,543,028)	(401,985,108)	(8,635,237)	(198,921,542)
International Small Companies
Institutional Class	4,414,710	75,558,465	101,227	1,699,608	(3,275,521)	(55,391,569)	1,240,416	21,866,504
Investor Class	2,098,944	36,291,266	32,401	540,442	(1,350,567)	(22,875,046)	780,778	13,956,662
Institutional Emerging Markets
Class I	50,336,127	1,108,172,151	1,419,754	31,021,590	(35,863,143)	(784,091,967)	15,892,738	355,101,774
Class II*	5,107,867	111,057,625	148,910	3,252,204	(4,923,508)	(105,789,511)	333,269	8,520,318
Emerging Markets
Advisor Class	15,590,502	898,061,610	491,096	28,100,532	(14,208,794)	(805,282,861)	1,872,804	120,879,281
Frontier Emerging Markets
Institutional Class I	5,301,424	46,483,198	494,375	4,202,186	(8,293,448)	(70,534,681)	(2,497,649)	(19,849,297)
Institutional Class II**	1,432,965	13,004,440	411,729	3,499,694	—	—	1,844,694	16,504,134
Investor Class	1,021,089	8,777,456	52,964	448,605	(1,391,249)	(11,530,031)	(317,196)	(2,303,970)
Global Equity Research
Institutional Class	—	—	18,157	219,334	—	(176)	18,157	219,158
Investor Class	—	176	1,884	22,701	—	—	1,884	22,877
International Equity Research
Institutional Class	50,153	653,962	42,396	531,220	(12,791)	(166,983)	79,758	1,018,199
Investor Class	12,181	153,036	5,062	63,122	(10,025)	(131,554)	7,218	84,604
Emerging Markets Research
Institutional Class	39,249	500,000	35,810	435,446	—	—	75,059	935,446
Investor Class	—	—	3,750	45,523	—	—	3,750	45,523

*	Share amounts have been adjusted as a result of the reverse share split effected after the close of business on December 1, 2017. (See Note 1).

**	Share amounts have been adjusted as a result of the share dividend effected after the close of business on December 1, 2017. (See Note 1).

8.	Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2019, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost

Global Equity	$334,716,268	$(23,088,583)	$311,627,685	$652,486,045
International Equity	3,284,478,098	(337,191,138)	2,947,286,960	12,702,469,720
International Small Companies	48,438,872	(10,926,167)	37,512,705	174,115,182
Institutional Emerging Markets	1,397,894,314	(183,365,019)	1,214,529,295	3,973,013,526
Emerging Markets	1,271,276,076	(124,606,190)	1,146,669,886	3,085,908,375
Frontier Emerging Markets	101,505,495	(33,634,033)	67,871,462	303,662,423
Global Equity Research	1,267,691	(193,384)	1,074,307	5,661,956
International Equity Research	1,796,509	(494,801)	1,301,708	10,841,084
Emerging Markets Research	1,209,957	(500,896)	709,061	6,463,353

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

8.	Income Tax (continued)

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaim receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2019, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2016; October 31, 2017; October 31, 2018) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2018 and 2017 were as follows:

	Distributions From
Portfolio	Ordinary Income 2018	Long-Term Capital Gains 2018	Ordinary Income 2017	Long-Term Capital Gains 2017

Global Equity	12,438,660	$89,283,118	$3,264,568	$10,109,118
International Equity	109,614,020	89,572,490	64,825,786	—
International Small Companies	1,712,845	890,383	1,214,051	3,298,574
Institutional Emerging Markets	38,761,437	—	22,513,197	—
Emerging Markets	28,497,360	1,842,865	17,343,528	—
Frontier Emerging Markets	9,138,364	—	3,677,574	—
Global Equity Research	242,035	—	—	—
International Equity Research	345,365	248,978	254,911	—
Emerging Markets Research	480,970	—	—	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

8.	Income Tax (continued)

At October 31, 2018, capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
International Equity	$(41,247,982)	$(44,793,573)
Institutional Emerging Markets	(46,112,271)	(113,203,439)
Emerging Markets	(17,667,551)	—
Frontier Emerging Markets	(12,659,255)	(85,650,794)

At October 31, 2018, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

Portfolio	October 31, 2019
Institutional Emerging Markets	$(3,834,973)

9.	Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2019.

10.	Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

11.	Concentration of Ownership

At April 30, 2019, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	4	54.22	%*
International Equity	3	51.08	%*
International Small Companies	4	66.04	%*
Institutional Emerging Markets	2	56.32	%*
Emerging Markets	3	65.91	%*
Frontier Emerging Markets	2	46.51	%*
Global Equity Research	2	83.47%
International Equity Research	3	68.26	%*
Emerging Markets Research	2	74.70%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2019 (unaudited)

11.	Concentration of Ownership (continued)

Investment activities of these shareholders may have a material effect on the Portfolios.

12.	Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At April 30, 2019, the Portfolio’s investment in the Banking industry amounted to 34.24% of its total assets.

13.	Line of Credit

The Fund has a $150 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $150 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.15% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2019, International Small Companies had an outstanding balance for ten days with a maximum balance of $10,700,000 at an average weighted interest rate of 1.15%. For the period ended April 30, 2019, Frontier Emerging Markets had an outstanding balance for four days with a maximum balance of $1,000,000 at an average weighted interest rate of 1.31%.

14.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued and it has been determined that no other adjustments or disclosures are required beyond what is already included in the financial statements and accompanying footnotes.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-PORT and Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Portfolios filed complete portfolios of investment with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUNDS

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Christine C. Carsman

Director

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles W. Freeman, III

Director

Samuel R. Karetsky

Director

Eric Rakowski

Director

Richard T. Reiter

President

Tracy L. Dotolo

Chief Financial Officer and Treasurer

Brian D. Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Marcia Y. Lucas

Secretary

Aaron J. Bellish

Assistant Treasurer

Ryan Bowles

Assistant Treasurer

Derek A. Jewusiak

Assistant Treasurer

Lori M. Renzulli

Assistant Secretary

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Act are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter
(Principal Executive Officer)

Date: July 3, 2019

By	/s/Tracy L. Dotolo
Tracy L. Dotolo
(Principal Financial Officer)

Date: July 3, 2019